Execution Version AGREEMENT OF PURCHASE AND SALE by and among SUNSEEKER FLORIDA INC., SUNSEEKER FLORIDA NORTH, INC., SUNSEEKER RESORTS, INC., POINT CHARLOTTE, LLC, ALLEGIANT TRAVEL COMPANY as SELLER, and SUNSEEKER RESORT OWNER LLC, SUNSEEKER GOLF OWNER LLC, SUNSEEKER EXPANSION OWNER I LLC, and SUNSEEKER EXPANSION OWNER II LLC, as BUYER Dated as of July 3, 2025 Exhibit 10.1

Execution Version

TABLE OF CONTENTS

		Page
ARTICLE I DEFINITIONS		2
Section 1.1.	Defined Terms	2
ARTICLE II SALE, PURCHASE PRICE AND CLOSING		12
Section 2.1.	Sale of Assets	12
Section 2.2.	Purchase Price	15
Section 2.3.	The Closing	16
Section 2.4.	Allocated Purchase Price	16
Section 2.5.	Withholding	16
ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER		17
Section 3.1.	General Seller Representations and Warranties	17
Section 3.2.	Representations and Warranties of Seller as to the Assets	19
Section 3.3.	Amendments to Schedules; Limitations on Representations and Warranties of Seller	23
Section 3.4.	Covenants of Seller	23
ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER		27
Section 4.1.	Representations and Warranties of Buyer	27
Section 4.2.	Covenants of Buyer	28
ARTICLE V CONDITIONS PRECEDENT TO CLOSING		29
Section 5.1.	Conditions Precedent to Seller's Obligations	29
Section 5.2.	Conditions Precedent to Buyer's Obligations	30
Section 5.3.	Seller's Right to Cure and Extend Closing	30
Section 5.4.	Waiver of Conditions Precedent	30
ARTICLE VI CLOSING DELIVERIES		30
Section 6.1.	Buyer Closing Deliveries	30
Section 6.2.	Seller Closing Deliveries	31
Section 6.3.	Cooperation	33
ARTICLE VII INSPECTIONS; DUE DILIGENCE; RELEASE		33
Section 7.1.	Right of Inspection	33
Section 7.2.	Termination Right	33
Section 7.3.	GENERAL DISCLAIMER AND NON-RELIANCE	33
Section 7.4.	RELEASE	34
ARTICLE VIII TITLE AND PERMITTED EXCEPTIONS		35
Section 8.1.	Title Insurance and Survey	35
Section 8.2.	Title Commitment; Survey	35
Section 8.3.	Certain Exceptions to Title; Inability to Convey	35
Section 8.4.	Buyer's Right to Accept Title	36
Section 8.5.	Cooperation	37
ARTICLE IX TRANSACTION COSTS; RISK OF LOSS		37
Section 9.1.	Transaction Costs	37

Execution Version Section 9.2. Risk of Loss ......................................................................................................... 38 ARTICLE X ADJUSTMENTS AND CONSENTS ................................................................................... 38 Section 10.1. Taxes and Assessments ....................................................................................... 38 Section 10.2. Water and Sewer Charges.................................................................................... 39 Section 10.3. Utility Charges ..................................................................................................... 39 Section 10.4. Miscellaneous Revenues...................................................................................... 39 Section 10.5. Assumed Contracts .............................................................................................. 39 Section 10.6. Accounts Receivable ........................................................................................... 39 Section 10.7. Accounts Payable ................................................................................................ 40 Section 10.8. Bookings; Booking Deposits ............................................................................... 40 Section 10.9. Cash on Hand ...................................................................................................... 40 Section 10.10. Restaurants and Bars ........................................................................................... 40 Section 10.11. Gift Certificates ................................................................................................... 40 Section 10.12. Club Dues and Fees ............................................................................................. 41 Section 10.13. Employees ........................................................................................................... 41 Section 10.14. Prepayments ........................................................................................................ 42 Section 10.15. Other Adjustments ............................................................................................... 42 Section 10.16. Re-Adjustment ..................................................................................................... 42 ARTICLE XI INDEMNIFICATION .......................................................................................................... 43 Section 11.1. Indemnification by Seller .................................................................................... 43 Section 11.2. Indemnification by Buyer .................................................................................... 43 Section 11.3. Limitations on Indemnification ........................................................................... 43 Section 11.4. Survival................................................................................................................ 44 Section 11.5. Indemnification Procedures ................................................................................. 44 Section 11.6. Reduction ............................................................................................................. 45 Section 11.7. Indemnification as Sole Remedy ......................................................................... 45 Section 11.8. Tax Treatment of Indemnity ................................................................................ 45 Section 11.9. Waiver of Certain Damages ................................................................................ 45 ARTICLE XII TAX CERTIORARI PROCEEDINGS............................................................................... 45 Section 12.1. Prosecution and Settlement of Proceedings ......................................................... 45 Section 12.2. Application of Refunds or Savings ...................................................................... 46 Section 12.3. Survival................................................................................................................ 46 ARTICLE XIII DEFAULT ......................................................................................................................... 46 Section 13.1. Buyer’s Default; Failure of Conditions ............................................................... 46 Section 13.2. Seller’s Default; Failure of Conditions ................................................................ 46 ARTICLE XIV EMPLOYEE MATTERS .................................................................................................. 47 Section 14.1. Employee Matters ................................................................................................ 47 ARTICLE XV MISCELLANEOUS ........................................................................................................... 48 Section 15.1. Exculpation .......................................................................................................... 48 Section 15.2. Brokers ................................................................................................................ 48 Section 15.3. Confidentiality; Press Release; IRS Reporting Requirements ............................. 48 Section 15.4. Escrow Provisions ............................................................................................... 49 Section 15.5. Earnest Money Escrow Account ......................................................................... 50 Section 15.6. Successors and Assigns; No Third-Party Beneficiaries ....................................... 50 Section 15.7. Assignment .......................................................................................................... 50

Execution Version

Section 15.8.	Further Assurances	50
Section 15.9.	Notices	50
Section 15.10.	Entire Agreement	52
Section 15.11.	Amendments	52
Section 15.12.	No Waiver	52
Section 15.13.	Governing Law	52
Section 15.14.	Submission to Jurisdiction	52
Section 15.15.	Severability	53
Section 15.16.	Section Headings	53
Section 15.17.	Counterparts	53
Section 15.18.	Construction	53
Section 15.19.	Recordation	53
Section 15.20.	Time is of the Essence	53
Section 15.21.	Schedules	53
Section 15.22.	Waiver of Jury Trial	53
Section 15.23.	Joint and Several	53
Section 15.24.	Guest Property	53
Section 15.25.	State Specific Provisions.	55
Section 15.26.	Post-Closing Matters.	55

EXHIBITS

Exhibit A	Intentionally Omitted
Exhibit B	Form of Assignment of Contracts
Exhibit C	Form of Assignment of Licenses, Permits, Warranties and General Intangibles
Exhibit D	Form of Assignment of Club Membership Arrangements
Exhibit E	Form of Assignment of Property IP
Exhibit F	Form of Employment Indemnity Agreement
Exhibit G	Form of Deeds
Exhibit H	Form of Bill of Sale
Exhibit I	Form of FIRPTA
Exhibit J	Form of Foreign Owner Affidavit
Exhibit K	Form of Title Affidavit

SCHEDULES

Schedule A-1	Resort Property
Schedule A-2	Golf Property
Schedule A-3	Expansion Property
Schedule A-4	Subject 9 Parcel Property
Schedule A-5	Resort Adjacent Parcel
Schedule B-1	Surveys
Schedule B-2	Title Commitments
Schedule C	Knowledge Parties
Schedule 2.1(c)(x)	Excluded IP
Schedule 2.1(c)(xi)	Excluded IT Assets
Schedule 2.1(c)(xii)	Excluded Claims
Schedule 2.4	Allocated Purchase Price
Schedule 3.1(c)	Consents
Schedule 3.2(a)	Material Contracts

Execution Version Schedule 3.2(d) Casualty/Condemnation Schedule 3.2(e) Litigation Schedule 3.2(g) Owned Vehicles Schedule 3.2(j) Licenses and Permits Schedule 3.2(k) Insurance Schedule 3.2(l) Construction Schedule 3.2(m) Environmental Matters Schedule 3.2(n) Schedule 3.2 (o) REAs Taxes Schedule 3.2(q) Affiliate Agreements Schedule 3.2(r) Club Members Schedule 3.2(s)(i) Employee Benefit Plans Schedule 3.2(s)(iii) Employee Severance Schedule 3.2(t) Gift Certificates Schedule 3.2(v) Schedule 3.2(w) Schedule 3.2(x) Financial Statements Intellectual Property Data Privacy Schedule 3.4(e) Capital Expenditures Schedule 8.2 Title Matters Schedule Schedule 14.1(a) Specified Employees Schedule 15.26 Post-Closing Matters

Execution Version AGREEMENT OF PURCHASE AND SALE AGREEMENT OF PURCHASE AND SALE, dated as of July 3, 2025 (the “Effective Date”), by and among SUNSEEKER FLORIDA INC., a Florida corporation (the “Resort Seller”), SUNSEEKER FLORIDA NORTH, INC., a Florida corporation (the “Resort Adjacent Seller”), SUNSEEKER RESORTS, INC., a Nevada corporation (the “Subject 9 Parcel Seller”), POINT CHARLOTTE, LLC, a Florida limited liability company (“Golf Course Seller”), and ALLEGIANT TRAVEL COMPANY, a Nevada corporation (the “IP Seller”, together with Resort Seller, Resort Adjacent Seller, Subject 9 Parcel Seller, and Golf Course Seller, individually and collectively, “Seller”), and SUNSEEKER RESORT OWNER LLC, a Delaware limited liability company (the “Resort Buyer”), SUNSEEKER GOLF OWNER LLC, a Delaware limited liability company (the “Golf Buyer”), SUNSEEKER EXPANSION OWNER I LLC, a Delaware limited liability company (“Expansion Buyer I”), and SUNSEEKER EXPANSION OWNER II LLC, a Delaware limited liability company (the “Expansion Buyer II”, together with Resort Buyer, Golf Buyer, and Expansion Buyer I, individually and collectively “Buyer”). Background A. Resort Seller is the owner of the land, building and other improvements constituting that certain hotel commonly known as the “Sunseeker Resort Charlotte Harbor” as more particularly described on Schedule A-1 attached hereto and made a part hereof (the “Resort Property”). Golf Course Seller is the owner of the land, building and other improvements constituting that certain golf course commonly known as “Aileron Golf Club” as more particularly described on Schedule A-2 attached hereto and made a part hereof (the “Golf Property”). Resort Adjacent Seller is the owner of the land, building and other improvements adjacent to the Resort Property as more particularly described on Schedule A-3 attached hereto and made a part hereof (the “Expansion Property”). Subject 9 Parcel Seller is the owner of the land, building and other improvements adjacent to the Resort Property as more particularly described on Schedule A-4 attached hereto and made a part hereof (the “Subject 9 Parcel Property”). Resort Adjacent Seller is the owner of the land, building and other improvements adjacent to the Resort Property as more particularly described on Schedule A-5 attached hereto and made a part hereof (the “Resort Adjacent Property”, together with the Resort Property, Subject 9 Parcel Property, Golf Property, and Expansion Property, collectively, the “Property”). B. The Property, together with the Asset-Related Property (as defined below) shall be referred to herein, collectively, as the “Assets”. C. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, Seller’s right, title and interest in and to the Assets on the terms and conditions hereinafter set forth. AGREEMENT NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Execution Version ARTICLE I DEFINITIONS Section 1.1. Defined Terms. The capitalized terms used herein will have the following meanings. “Access Agreement” shall have the meaning assigned thereto in Section 7.1. “Accounts Payable” shall mean all accrued amounts owed by Seller as of the Cut-Off Time and arising out of the operation of the Property; provided, however, the term Accounts Payable does not include Booking Deposits. “Accounts Receivable” shall mean all current amounts owed to Seller as of the Cut-Off Time and arising out of the ownership or leasing, as applicable, or operation of the Property, whether or not past due and whether or not a bill or statement has been presented to the Person owing such amount, including the following: room, food and beverage charges; membership fees and dues from the Club (other than the Club Initiation Fees); telephone or telecopy charges; valet charges; charges for other services or merchandise; charges for banquets, meeting rooms, catering and the like; sales, use and occupancy taxes due from the consumers of goods and services; amounts owed from credit card companies pursuant to signed credit card receipts, whether or not such credit card receipts have been delivered by Seller to the applicable credit card companies; and deposits or prepayments made by or held for the account of Seller (including any utility deposits). “Accrued PTO” shall have the meaning assigned thereto in Section 10.13. “Adjustments” shall have the meaning assigned thereto in Section 10.15(b). “Affiliate” shall mean any Person, from time to time, that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another Person. The term “control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall in any event include the ownership or power to vote fifty percent (50%) or more of the outstanding equity or voting interests, respectively, of such other Person. “Affiliate Agreements” shall mean any agreement, license or contract, whether written or oral, relating to the operation, maintenance or management of the Assets or any portion thereof by and among any Seller and/or any other Affiliate of any Seller. “Agreement” shall mean this Agreement of Purchase and Sale, together with the Exhibits and Schedules attached hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof. “Allocated Purchase Price” shall have the meaning assigned thereto in Section 2.4. “Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws” shall have the meaning assigned thereto in Section 3.1(f)(i). “Applicable Law” shall mean all statutes, laws, common law, rules, regulations, ordinances, codes or other legal requirements of any Governmental Authority, board of fire underwriters and similar quasi-governmental agencies or entities, and any judgment, injunction, order, directive, decree

Execution Version or other judicial or regulatory requirement of any Governmental Authority of competent jurisdiction affecting or relating to the Person or property in question. “Asset-Related Property” shall have the meaning assigned thereto in Section 2.1(b). “Assets” shall have the meaning assigned thereto in “Background” Paragraph B. “Assigned Accounts Receivable” shall have the meaning assigned thereto in Section 10.6(b). “Assignment and Assumption of Contracts” shall have the meaning assigned thereto in Section 6.1(a)(i). “Assignment of Club Membership Arrangements” shall have the meaning assigned thereto in Section 6.1(a)(iii). “Assignment of Licenses, Permits, Warranties and General Intangibles” shall have the meaning assigned thereto in Section 6.1(a)(ii). “Assignment of Property IP” shall have the meaning assigned thereto in Section 6.1(a)(iv). “Assumed Contracts” shall have the meaning assigned thereto in Section 4.2(a). “Basket Limitation” shall mean an amount equal to Two Hundred Thousand and No/100 Dollars ($200,000). “Bill of Sale” shall have the meaning assigned thereto in Section 6.2(a)(xiii). “Bonus Recipients” shall have the meaning assigned thereto in Section 10.13. “Booking Deposit” shall mean all current room reservation deposits, public function, banquet, food and beverage deposits and other deposits or fees for Bookings. “Bookings” shall mean all current bookings and reservations for guest, conference and banquet rooms, golf (if any) or other facilities, if applicable, at the Property, together with all contracts relating thereto. “Books and Records” shall have the meaning assigned thereto in Section 2.1(b)(viii). “Broker” shall mean Barclays Capital, Inc. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks are authorized or required by Applicable Law to be closed in the city of New York, New York. “Buyer” shall have the meaning assigned thereto in the Preamble to this Agreement. “Buyer-Related Entities” shall have the meaning assigned thereto in Section 11.1. “Buyer’s Knowledge” shall mean the actual knowledge of Buyer based upon the actual knowledge of those persons listed on Schedule C, without any duty on the part of such Person to conduct any independent investigation or make any inquiry of any Person. The named individual shall have no personal liability by virtue of inclusion in this definition.

Execution Version “Capital Expenditures Work” shall have the meaning assigned thereto in Section 3.4(e). “Cap Limitation” shall mean an amount equal $5,000,000. “Claim Notice” shall have the meaning assigned thereto in Section 11.5. “Claims” shall have the meaning assigned thereto in Section 7.4. “Closing” shall have the meaning assigned thereto in Section 2.3(a). “Closing Date” shall have the meaning assigned thereto in Section 2.3(a). “Closing Documents” shall mean any certificate, assignment, agreement, instrument or other document delivered pursuant to this Agreement, including, without limitation, each of the documents to be delivered by Seller pursuant to Section 6.2 and by Buyer pursuant to Section 6.1. “Closing Statement” shall have the meaning assigned thereto in Section 6.1(b)(ii). “Club” shall mean Aileron Golf Club located at 11274 SW Aileron Way, Lake Suzy, Florida 34269. “Club Initiation Fees” shall mean the fee payable by a prospective member of the Club for the purchase of a membership in the Club. “Club Membership Arrangements” shall mean the membership agreements and applications between Golf Course Seller and the members of the Club as well as the membership plan and rules and regulations governing membership in the Club which together describe the license permitting members to use the golf course and other facilities of the Club, whether or not such agreements have been or are designed to be executed by the parties thereto. “Club Monthly Dues” shall mean the monthly dues payable by members of the Club pursuant to the Club Membership Arrangements. “Code” shall mean the United States Internal Revenue Code of 1986, as amended. “Consumables” shall have the meaning assigned thereto in Section 2.1(b)(ix). “Consumer Certificate of Exemption” shall have the meaning assigned thereto in Section 15.25(c). “Contracts” shall mean, collectively, all agreements or contracts of Seller or that have been assigned to or entered into on behalf of Seller or otherwise encumber the Property, relating to any of the Assets or the ownership or operation of the Property, but excluding any agreement or contract of record and any written agreement or contract relating to any Affiliate Agreements, the Existing Financing, the Bookings, the Booking Deposits, the Club Membership Arrangements, the Terminated Contracts or any agreements or contracts that constitute Excluded Assets. “Covered Contracts” shall mean all Excluded Contracts other than (i) the National Vendor Contracts, (ii) any Contract with Alliant Insurance Services, Inc., (iii) New Contracts and amendments to existing Contracts, but only to the extent permitted under Section 3.4(b); (iv) any employment contract of current Employees at the Property and (iv) any Contract that was not provided in full to Buyer prior to the

Execution Version Effective Date (other than each Contract identified as a “Legacy Member Agreement” on Schedule 3.2(a), each of which shall be a Covered Contract). “Cure” shall have the meaning assigned thereto in Section 8.3(a). “Cut-Off Time” shall have the meaning assigned thereto in the introductory paragraph to Article X. “Data Rules” shall mean all Applicable Laws, binding industry standards and public or posted privacy policies, in each case, related to the collection, use, disclosure, protection and processing of Personal Information. “Data Site” shall mean the previous electronic data site folder titled “Project Sunseeker” accessible at intralinks to which Seller uploaded certain documents and to which Buyer had been given access. “Deed” shall mean collectively the Resort Deed, the Subject 9 Parcel Deed, the Expansion Deed, the Resort Adjacent Deed and the Golf Course Deed. “Development Entitlements” shall mean all zoning and/or land use entitlements, development rights, and appurtenances accruing to the Property, and/or related to the development thereof, under, or by reason of, any applicable zoning and/or land use ordinance or other law, rule, regulation, or ordinance. “Diligence Notice” shall have the meaning assigned thereto in Section 7.2(a). “Due Diligence Period” shall mean the period ending on the Effective Time. “Earnest Money” shall have the meaning assigned thereto in Section 2.2(b). “Earnest Money Escrow Account” shall have the meaning assigned thereto in Section 15.5(a). “Effective Date” shall have the meaning assigned thereto in the Preamble to this Agreement. “Effective Time” shall mean the time on the Effective Date when this Agreement is first executed by each of Seller and Buyer. “Employee” shall mean any individual currently or previously employed by Resort Seller to provide services at or with respect to the Property. “Employee Benefit Plans” shall mean all employee benefit plans, as that term is defined in Section 3(3) of ERISA, and all other employment, severance pay, salary continuation, retention, severance, bonus, incentive, stock option or restricted stock unit or other equity-based or phantom award, stock purchase, retirement, pension, welfare, training, vacation, fringe benefit, profit sharing, deferred compensation and other employee benefit or compensation plans, policies, programs, agreements or arrangements of any kind, in each case, maintained by the Resort Seller or its Affiliate for the benefit of any Employee or other individual service provider engaged for services with respect to the Property. “Employee Census” shall have the meaning assigned thereto in Section 14.1(a).

Execution Version “Employee Compensation” shall mean all wages, salaries, compensation (including any deferred compensation), commissions, bonuses, insurance and other benefits (including accrued vacation, personal leave and sick leave, retirement plans and including all benefits provided under, or contributions required to be made to, Employee Benefit Plans) pertaining to the Employees. “Environmental Claims” shall mean any claim for reimbursement or remediation expense, contribution, personal injury, property damage or damage to natural resources made by any Governmental Authority or other Person arising from or in connection with the presence or release of any Hazardous Materials over, on, in or under the Property, or the violation of any Environmental Laws with respect to the Property. “Environmental Laws” shall mean any Applicable Laws which regulate or control (i) Hazardous Materials, pollution, contamination, noise, radiation, water, soil, sediment, air or other environmental media, or (ii) an actual or potential spill, leak, emission, discharge, release or disposal of any Hazardous Materials or other materials, substances or waste into water, soil, sediment, air or any other environmental media, including, without limitation, (A) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., (B) the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., (C) the Federal Water Pollution Control Act, 33 U.S.C. § 2601 et seq., (D) the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., (E) the Clean Water Act, 33 U.S.C. § 1251 et seq., (F) the Clean Air Act, 42 U.S.C. § 7401 et seq., (G) the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., and (H) the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq. and similar state and local Applicable Law, as amended from time to time, and all regulations, rules and guidance issued pursuant thereto. “Environmental Liabilities” shall mean any liabilities or obligations of any kind or nature imposed on the Person in question pursuant to any Environmental Laws, including, without limitation, any (i) obligations to manage, control, contain, remove, remedy, respond to, clean up or abate any actual or potential release of Hazardous Materials or other pollution or contamination of any water, soil, sediment, air or other environmental media, whether or not located on any Property and whether or not arising from the operations or activities with respect to the Property, and (ii) liabilities or obligations with respect to the manufacture, generation, formulation, processing, use, treatment, handling, storage, disposal, distribution or transportation of any Hazardous Materials. “Environmental Reports” shall have the meaning assigned thereto in Section 3.2(m). “ERISA” shall have the meaning assigned thereto in Section 3.1(h). “Escrow Agent” shall have the meaning assigned thereto in Section 2.2(b). “Excluded Assets” shall have the meaning assigned thereto in Section 2.1(c). “Excluded Contracts” shall have the meaning assigned thereto in Section 4.2(a). “Excluded IT Assets” shall mean all IT Assets of IP Seller or Allegiant Air, LLC other than those that are located at the Property or used exclusively for the operation of the Property. “Excluded Intellectual Property” shall mean all Intellectual Property of IP Seller that is not used exclusively in connection with the operation of the Property including, without limitation, the names “Allegiant” (and all related variations thereof), “Allegiant Stadium” and “Maury’s” (and all related variations thereof including “Maury’s Steak, Seafood & Spirits”).

Execution Version “Executive Order” shall have the meaning assigned thereto in Section 3.1(f)(i). “Expansion Deed” shall have the meaning assigned thereto in Section 6.2(a)(iv). “Financial Statements” shall have the meaning assigned thereto in Section 3.2(w). “Fraud” shall mean means with respect to any Party, actual and intentional fraud under Delaware law (excluding all claims based on imputed or constructive knowledge, recklessness or negligence). “Gift Certificates” shall mean, collectively, all outstanding, unused and unexpired gift cards, gift certificates, coupons or other similar instruments or vouchers issued by or on behalf of Seller that entitle the holder or bearer thereof to a credit (whether in a specified monetary amount or for a specified item, such as a room night or meal) to be applied against the usual charge for rooms, meals and/or other goods and services provided at the Property. “Golf Course Deed” shall have the meaning assigned thereto in Section 6.2(a)(iii). “Golf Course Seller” shall have the meaning assigned thereto in the Preamble to this Agreement. “Golf Property” shall have the meaning assigned thereto in “Background” Paragraph A. “Governmental Authority” shall mean any federal, state or local government or other political subdivision thereof, including, without limitation, any agency or entity exercising executive, legislative, judicial, regulatory or administrative governmental powers or functions, in each case to the extent the same has jurisdiction over the Person or property in question. “Government List” shall mean any of (i) the Denied Persons List and the Entities List maintained by the United States Department of Commerce, (ii) the Specially Designated Nationals and Blocked Persons List, the Sectoral Sanctions Identifications List, and the Foreign Sanctions Evaders List maintained by OFAC, (iii) the Foreign Terrorist Organizations List and Debarred Parties List maintained by the United States Department of State, and (iv) any other list of persons with whom it is prohibited or restricted to deal administered or enforced by a Sanctions Authority. “Guest Ledger” shall mean any and all charges accrued to the open accounts of any guests or customers at the Property as of the Cut-Off Time for the use and occupancy of any guest, conference, meeting or banquet rooms or other facilities at the Property, any restaurant, bar or banquet services, golf course, or any other goods or services provided to such guests or customers by or on behalf of Seller. “Hazardous Materials” shall mean any hazardous or toxic substances, materials or waste, whether solid, semisolid, liquid or gaseous, including, without limitation, asbestos, polychlorinated biphenyls, petroleum or petroleum by-products, radioactive materials, radon gas and any other material or substance which is defined as or included in the definition of a “hazardous substance”, “hazardous waste”, “toxic waste”, “hazardous material”, “toxic pollutant”, “contaminant”, “pollutant” or “toxic substance” or words of similar import, under any Environmental Law or that could result in the imposition of liability under any Environmental Laws. “Included Intellectual Property” shall mean all Intellectual Property of Seller other than IP Seller and all Intellectual Property of IP Seller that is used exclusively in connection with the operation of the Property including, without limitation, the names “Sunseeker Resort” (and all related variations thereof

Execution Version including “Sunseeker Resort Charlotte Harbor”), “Sunseeker” and “Aileron Golf Club” as set forth in Schedule 3.2(x). “Included IT Assets” shall mean IT Assets physically located at the Property or used exclusively in the operation of the Property. “Indemnification Claim” shall have the meaning assigned thereto in Section 11.5(a). “Indemnified Party” shall have the meaning assigned thereto in Section 11.5(a). “Indemnifying Party” shall have the meaning assigned thereto in Section 11.5(a). “Independent Consideration” shall have the meaning assigned thereto in Section 2.2(e). “Initial Closing Date” shall have the meaning assigned thereto in Section 2.3(a). “Intellectual Property” shall mean worldwide intellectual property rights, including all: (i) patents; (ii) trademarks, service marks, trade dress, logos, slogans, trade names, corporate names, domain names and social media accounts and handles, and all associated goodwill (collectively, “Trademarks”); (iii) copyrights; (iv) trade secrets, know-how, inventions, methods, processes, and confidential information; and (v) registrations, applications, renewals, and equivalences of the foregoing. “Inventoried Automobiles” shall have the meaning assigned thereto in Section 15.24(c). “Inventoried Baggage” shall have the meaning assigned thereto in Section 15.24(b). “Inventoried Safe Deposit Box” shall have the meaning assigned thereto in Section 15.24(a). “IP Seller” shall have the meaning assigned thereto in the Preamble to this Agreement. “IRS” shall mean the Internal Revenue Service. “IRS Reporting Person” shall have the meaning assigned thereto in Section 15.3(d). “IRS Reporting Requirements” shall have the meaning assigned thereto in Section 15.3(d). “IT Assets” shall mean computers, software, hardware, servers, networks, systems, databases, websites, applications, and all other information technology equipment and assets. “Licenses and Permits” shall mean all licenses, permits and authorizations issued by Governmental Authorities in connection with the operation of all or any part of the Property as it is presently being operated and entitlements for approved and future development of the Property, including, for the avoidance of doubt, any liquor licenses. “Liens” shall mean any mortgage, license, adverse ownership interest, pledge, hypothecation, assignment, deposit, arrangement, encumbrance, lien (statutory or other), charge, security interest, option, restriction, arrangement, preference, priority or other security interest of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code or any other similar recording or notice statute, and any lease or other arrangement having substantially the same effect as any of the foregoing.

Execution Version “Losses” shall mean any claim, actual liability, obligation, loss, out of pocket costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys’ fees and disbursements) that are actually incurred by a Person including without limitation Third-Party Claims. “Material Casualty” shall mean any damage to all or a portion of the Property by fire or other casualty that, (i) in the reasonable judgment of a reasonably qualified independent third party selected by Buyer is expected to cost in excess of the Material Casualty Threshold or (ii) renders fifty-five (55) or more of guest rooms uninhabitable. “Material Casualty Threshold” shall mean $10,000,000. “Material Condemnation” shall mean a taking or threatened taking that (i) results in a loss of more than three percent (3%) of the aggregate square footage of the Resort Property, (ii) renders fifty- five (55) or more of guest rooms uninhabitable, (iii) that could be reasonably expected to materially and adversely affect the operations at or access to the Property or parking on the Property or (iv) otherwise adversely impacts the value of such Property by more than $10,000,000. “Material Contracts” shall mean all Contracts (other than Club Membership Agreements) that are either (i) not terminable as of right and without cause on thirty (30) days’ or less notice without cost or penalty or (ii) require the payment by, or on behalf of, Seller of more than $120,000 with respect to the Property in any calendar year. “Monetary Encumbrance” shall have the meaning assigned thereto in Section 8.3(a). “Monetary Lien Cap” shall have the meaning assigned thereto in Section 8.3(a). “National Vendor Contracts” shall have the meaning assigned thereto in Section 4.2(a). “New Contracts” shall have the meaning assigned thereto in Section 3.4(b). “Non-Inventoried Safe Deposit Box” shall have the meaning assigned thereto in Section 15.24. “OFAC” shall mean the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Options” shall have the meaning assigned thereto in Section 3.2(i). “Permitted Exceptions” shall mean all of the following: (i) subject to the terms of Section 8.2 and Section 8.3, the matters set forth in the Title Commitment or the Survey, (ii) liens for current real estate Taxes and special assessments which are not yet due and payable, (iii) standard pre-printed provisions contained in the ALTA form of title insurance policies which the Title Company is unwilling to remove, (iv) rights of guests in possession in the ordinary course of the operation of the Resort Property, including pursuant to occupancy agreements and advanced bookings, (v) zoning laws and ordinances, building codes, land use laws, development orders, environmental regulations, and all other Applicable Laws affecting the Property, including the use, occupancy, and operation thereof as a hotel or resort, and (vi) any exceptions caused by Buyer or its Affiliates or any of their agents, representatives or employees. “Person” shall mean a natural person, partnership, limited partnership, limited liability company, corporation, trust, estate, association, unincorporated association or other entity.

Execution Version “Personal Information” shall mean any data or information that constitutes “personal information”, “personal data”, “personal health information”, “personally identifiable information” or any other similar term as defined under Applicable Law. For the avoidance of doubt, Personal Information shall include payment, billing, and other information relating to the activities of past, current or prospective guests of or visitors to the Property. “Personal Property” shall have the meaning assigned thereto in Section 2.1(b)(ii). “Post-Effective Date Voluntary Encumbrance” shall have the meaning assigned thereto in Section 8.3(a). “Property” shall have the meaning assigned thereto in “Background” Paragraph A. “Purchase Price” shall have the meaning assigned thereto in Section 2.2(a). “Real Property Reports” shall mean the Title Commitment and Survey and any update to the Title Commitment or Survey. “REAs” shall have the meaning assigned thereto in Section 3.2(n). “Releasees” shall have the meaning assigned thereto in Section 7.4. “Reported Title Defect” shall have the meaning assigned thereto in Section 8.3(a). “Reproration Period” shall have the meaning assigned thereto in Section 10.15(b). “Resort Adjacent Deed” shall have the meaning assigned thereto in Section 6.2(a)(v). “Resort Adjacent Property” shall have the meaning assigned thereto in “Background” Paragraph A. “Resort Adjacent Seller” shall have the meaning assigned thereto in the Preamble to this Agreement. “Resort Deed” shall have the meaning assigned thereto in Section 6.2(a)(i). “Resort Property” shall have the meaning assigned thereto in Background Paragraph A. “Resort Seller” shall have the meaning assigned thereto in the Preamble to this Agreement. “Retail Merchandise” shall have the meaning assigned thereto in Section 2.1(b)(x). “Sales Tax Certificate” shall have the meaning assigned thereto in Section 15.25(c). “Sanctioned Country” shall have the meaning assigned thereto in Section 3.1(f)(iii). “Sanctions” shall mean any economic or financial sanctions, or trade embargoes imposed, administered or enforced by a Sanctions Authority. “Sanctions Authority” shall mean (i) the United States of America, (ii) the European Union, (iii) the United Kingdom, and (iv) the relevant governmental institutions of any of the foregoing which administer Sanctions, including OFAC, the US State Department and the US Department of the Treasury.

Execution Version “Seller” shall have the meaning assigned thereto in the Preamble to this Agreement. “Seller-Related Entities” shall have the meaning assigned thereto in Section 11.2. “Seller Supplement” shall have the meaning assigned thereto in Section 3.3(a). “Seller Trademarks” shall have the meaning assigned thereto in Section 3.4(j). “Seller’s Knowledge” shall mean the actual knowledge of Seller based upon the actual knowledge of Gregory Anderson, Robert Neal, Micah Richins, and Jason Shkorupa, without any duty on the part of such Person to conduct any independent investigation or make any inquiry of any Person. The named individuals shall have no personal liability by virtue of inclusion in this definition. “Space Lease” shall have the meaning assigned thereto in Section 3.2(b)). “Specified Employees” shall have the meaning assigned thereto in Section 14.1(a). “Specified Target 2025 Bonus” shall have the meaning assigned thereto in Section 10.13. “Subject 9 Parcel Deed” shall have the meaning assigned thereto in Section 6.2(a)(ii). “Subject 9 Parcel Property” shall have the meaning assigned thereto in “Background” Paragraph A. “Subject 9 Parcel Seller” shall have the meaning assigned thereto in the Preamble to this Agreement. “Survey” shall mean those certain ALTA/NSPS Land Title Surveys as set forth on Schedule B-1 attached hereto. “Survival Period” shall have the meaning assigned thereto in Section 11.4. “Taxes” shall mean all U.S. federal, state, or local or non-U.S. taxes, charges, fees, levies or other assessments in the nature of a tax, including income, gross income, gross receipts, production, gross excise, employment, sales, use, transfer, ad valorem, value added, goods and services, profits, license, capital stock, capital gains, environmental, franchise, severance, occupation, stamp, withholding, Social Security, employment, unemployment, disability, worker’s compensation, payroll, utility, windfall profit, custom duties, personal property, real property, escheat, taxes required to be collected from customers on the sale of services, registration, alternative or add-on minimum, estimated, and other taxes, levies, customs, duties, fees, imposts, tariffs, assessments or charges of any kind whatsoever, including any interest, penalties, related liabilities or additions thereto. “Tax Proceedings” shall have the meaning assigned thereto in Section 12.1. “Tax Return” shall mean any return, declaration, report, claim for refund, information return, statement, schedule, notice, form or other information relating to Taxes filed or required to be filed with any Governmental Authority, including any schedule or attachment thereto, and including any amendment thereof. “Terminated Contracts” shall mean, collectively, the Affiliate Agreements and the Excluded Contracts (other than the National Vendor Contracts).

Execution Version “Third-Party Claim” shall have the meaning assigned thereto in Section 11.5(b). “Title Affidavit” shall have the meaning assigned thereto in Section 8.5. “Title Commitments” shall mean those certain owner’s title commitments issued by the Title Company as set forth on Schedule B-2 attached hereto. “Title Company” shall mean Old Republic National Title Insurance Company, through Lexington National Land Services, LLC, as service company, at its offices located at 420 Lexington Avenue, Suite 1820, New York, New York 10170. “Title Defect” shall have the meaning assigned thereto in Section 8.3(a). “Title Defect Notice” shall have the meaning assigned thereto in Section 8.3(a). “Title Delivery Date” shall have the meaning assigned thereto in Section 8.2. “Title Matters Schedule” shall have the meaning assigned thereto in Section 8.2. “Title Policy” shall mean, with respect to each individual Property, an ALTA owner’s title insurance policy issued by the Title Company insuring Buyer’s title to the Property, subject only to the Permitted Exceptions in an amount equal to the applicable Allocated Purchase Price. “Unpaid Specified Bonus” shall have the meaning assigned thereto in Section 10.13. “Violations” shall mean all violations of Applicable Law relating to the Property now issued or occurring prior to the Closing, including but not limited to (i) any open or expired building permits, (ii) building, zoning or fire code violations, and (iii) insufficient or missing parking or parking striping necessary to comply with zoning requirements under Applicable Law, and any fines or penalties associated with each of the foregoing. “Voluntary Encumbrance” shall mean any title exception affecting the Property that is voluntarily granted or created by, through or under Seller; provided, however, that the term “Voluntary Encumbrances” as used in this Agreement shall not include any Permitted Exceptions. ARTICLE II SALE, PURCHASE PRICE AND CLOSING Section 2.1. Sale of Assets. (a) On the Closing Date and pursuant to the terms and subject to the conditions set forth in this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, Seller’s right, title and interest in the Assets free and clear of all Liens (excluding Permitted Exceptions and any other matter expressly permitted hereunder). (b) The transfer of the Assets to Buyer shall include the transfer of all Asset-Related Property. For purposes of this Agreement, “Asset-Related Property” shall mean, with respect to the Property, all of Seller’s right, title and interest in and to the following: (i) Seller’s interest, if any, in all easements, covenants, development rights and the Development Entitlements, mineral rights and other rights appurtenant to or otherwise

Execution Version benefitting the Property and, all right, title and interest of Seller, if any, in and to any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Property and to the center line thereof; (ii) all personal property including the Included IT Assets, artwork, operating equipment, tools, supplies, appliances, rugs, mats, towels, linens, vehicles, all furniture, fixtures, equipment and other tangible personal property which are now, or may hereafter prior to the Closing Date be, placed in or attached to the Property or are used solely in connection with the operation, use or maintenance of the Property owned by Seller, including all such items held for future use in off-site storage, and all of the applicable Seller’s right, title, and interest in and to all such personal property leased by the Seller, or on behalf of Seller, to the extent such lease is an Assumed Contract, which are now, or may hereafter prior to the Closing Date be used (or held for future use) in connection with the Property, or placed in or attached to any Property (collectively, the “Personal Property”); (iii) to the extent they may be transferred under Applicable Law, (a) all Licenses and Permits presently issued and (b) such additional Licenses and Permits as may be issued prior to the Closing Date; (iv) all warranties and guaranties, if any, issued to Seller or any Affiliate of Seller from any manufacturer, contractor, engineer or architect in connection with construction of any improvements or installation of equipment or any component of the improvements included as part of the Property; (v) all Included Intellectual Property and other intangible assets (including, websites, webpages, domain names, and telephone exchange numbers dedicated or identified with the Property), and all physical and tangible materials embodying any of the foregoing, in any form or medium (collectively, “Property IP”); (vi) the plans and specifications, engineering drawings and prints with respect to the improvements, all operating manuals, and all books, data and records regarding the physical components systems of the improvements at the Property, each to the extent in Seller’s possession (or reasonably obtainable by Seller without incremental out-of-pocket cost to Seller); (vii) the Assumed Contracts; (viii) all originals and copies of books and records, guest files, guest lists, guest information and marketing information (including Personal Information, anonymized or deidentified data, and any data or data sets derived from any such data and information) relating to the Property (the “Books and Records”); (ix) all food and beverages (alcoholic, to the extent transferable under Applicable Law, and non-alcoholic); engineering, maintenance, and housekeeping supplies, including soap, cleaning materials and matches; stationery and printing; and other supplies of all kinds, in each case whether partially used, unused, or held in reserve storage for future use in connection with the maintenance and operation of the Property, which are on hand as of the Effective Date, subject to such depletion and restocking as shall occur and be made in the normal course of business, but in accordance with present standards, excluding, however, the Personal Property (collectively, the “Consumables”);

Execution Version (x) all merchandise located at the Property and held for sale to guests and customers thereof as of the Cut-Off Time, or on order as of the Cut-Off Time, for future sale at the Property following the Cut-Off Time (the “Retail Merchandise”); (xi) the Bookings; and (xii) the Club Membership Arrangements. (c) Notwithstanding anything to the contrary contained in this Agreement, it is expressly agreed by the parties hereto that the following items are expressly excluded from the Assets to be sold to Buyer (collectively, the “Excluded Assets”): (i) Cash. Other than as provided in Section 10.9, all cash at the Property or on deposit in any operating account or other account of any Seller or otherwise maintained in connection with the ownership, operation or management of the Property or the Assets. (ii) Accounts Receivable. Accounts Receivable other than the Assigned Accounts Receivable. (iii) Corporate Records. All organizational documents, minute books, stock registers, and other books and records relating to the corporate governance of each Seller. (iv) Insurance Policies. All insurance policies and any rights or claims thereunder subject to the terms of Section 9.2. (v) Tax Records and Tax Assets. All tax returns and tax records of Seller and Seller’s Affiliates. Any Tax refunds, claims for refunds and tax assets of Seller for periods prior to the Closing Date. (vi) Intercompany Obligations. Any receivables or similar obligations (x) owed by any Seller to any other Seller or Seller Affiliate or (y) owed to any Seller from any Seller or Seller Affiliate. (vii) Third Party Property. Any fixtures, personal property, retail merchandise, equipment, artwork, trademarks or other intellectual property or other assets which are owned or leased by (x) any guests or customers of the Property, or (y) the supplier or vendor under any Contract. (viii) Affiliate Assets. Assets of any Affiliate of any Seller (other than any Seller) including, without limitation, all assets of Allegiant Air, LLC and all Personal Information relating to the customers of Allegiant Air, LLC. For the avoidance of doubt, such assets shall not include any Asset Related Property. (ix) Excluded Contracts. All Contracts other than the Assumed Contracts, including, for the avoidance of doubt, the Terminated Contracts. (x) Excluded Intellectual Property. The Excluded Intellectual Property as set forth on Schedule 2.1(c)(x). (xi) Excluded IT. The Excluded IT Assets as set forth on Schedule 2.1(c)(xi).

Execution Version (xii) Excluded Claims and Causes of Action. All claims and causes of action of any Seller against any third-party except only to the extent expressly included in the Asset- Related Property as set forth on Schedule 2.1(c)(xii). Section 2.2. Purchase Price. (a) Subject to the adjustments, prorations and credits provided for in this Agreement, the aggregate consideration to be paid by Buyer to Seller for the purchase of the Assets shall be an amount equal to Two Hundred Million and No/100 Dollars ($200,000,000) (the “Purchase Price”), and subject to the terms of this Agreement, shall be paid by Buyer to Seller upon the Closing. (b) Within two (2) Business Days after the execution of this Agreement by Seller and Buyer, Buyer shall deliver cash in an amount equal to Twelve Million Six Hundred Thousand and No/100 Dollars ($12,600,000.00) (together with all accrued interest thereon, the “Earnest Money”) in immediately available funds by wire transfer to Old Republic National Title Insurance Company, as escrow agent (in such capacity, “Escrow Agent”). The Earnest Money shall be non-refundable to Buyer except as expressly provided in this Agreement. If the Earnest Money is not deposited by Buyer as and when due and payable hereunder, Seller shall have the right in Seller’s sole and absolute discretion, as its sole and exclusive remedy for such failure, to terminate this Agreement, whereupon neither party shall have any further rights or obligations hereunder except for those that expressly survive the termination of this Agreement. On or prior to the expiration of the Due Diligence Period, Buyer shall have the right to terminate this Agreement and receive a return of the Earnest Money by delivering a Diligence Notice pursuant to the requirements of Section 7.2(a) of this Agreement. (c) Upon delivery by Buyer to Escrow Agent, the Earnest Money will be deposited by Escrow Agent in the Earnest Money Escrow Account, and shall be held in escrow in accordance with the provisions of Article XIII and Section 15.5. All interest earned on the Earnest Money while held by Escrow Agent shall be paid to the party to whom the Earnest Money is paid, except that if the Closing occurs, such interest shall be paid to Seller and Buyer shall receive a credit against the Purchase Price for such interest in accordance with the terms of this Agreement. At the Closing, Buyer shall deposit with the Escrow Agent, by wire transfer of immediately available funds, an amount equal to (A) the Purchase Price subject to the adjustments, prorations and credits as specifically provided hereunder minus (B) the Earnest Money. (d) No adjustment shall be made to the Purchase Price except as explicitly set forth in this Agreement. Seller and Buyer hereby agree that any adjustments to the Purchase Price pursuant to this Agreement shall be treated as adjustments to the Purchase Price for all Tax purposes, unless otherwise required by Applicable Law. (e) A portion of the amount deposited by Buyer pursuant to Section 2.2(a), in the amount of One Hundred Dollars ($100.00) (the “Independent Consideration”) shall be earned by Seller upon execution and delivery of this Agreement by Seller and Buyer. Seller and Buyer hereby mutually acknowledge and agree that the Independent Consideration represents adequate bargained for consideration for Seller’s execution and delivery of this Agreement and Buyer’s right to have inspected the Property pursuant to the terms of this Agreement. The Independent Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events. Upon the Closing or the termination of this Agreement, the Independent Consideration shall be paid to Seller.

Execution Version Section 2.3. The Closing. (a) The closing of the sale and purchase of the Assets (the “Closing”) shall take place on September 4, 2025 (the “Initial Closing Date”). Notwithstanding anything to the contrary, (x) Buyer may extend the Closing Date with Seller’s consent by up to thirty (30) days, upon written request delivered to Seller at least ten (10) Business Days prior to the Initial Closing Date and (y) in the event (i) a tropical cyclone watch or warning has been issued by the NOAA National Hurricane Center over an area which includes all or any portion of the Property, (ii) such watch or warning remains in effect on the Closing Date and (iii) property insurance cannot be bound as a result of such watch or warning, then the Closing Date shall be extended until the first business day after such watch or warning is discontinued and insurance can be bound (the Initial Closing Date, as the same may be extended pursuant to this Section 2.3(a), being hereinafter referred to as the “Closing Date”). Seller shall respond to any Buyer request for consent to an extension of the Initial Closing Date under clause (x) above within five (5) Business Days of Buyer’s request. Any failure of Seller to respond within five (5) Business Days of Buyer’s request shall constitute Seller’s consent to Buyer’s requested extension which shall in no case extend the Initial Closing Date for more than thirty (30) days. In the event that the Closing Date is not on a Business Day, then the Closing Date shall automatically be extended to the next Business Day immediately following such date. TIME SHALL BE OF THE ESSENCE WITH RESPECT TO BUYER’S AND SELLER’S OBLIGATIONS UNDER THIS AGREEMENT. (b) The Closing shall be held on the Closing Date at 3:00 P.M. (New York Time) by mutually acceptable escrow arrangements. There shall be no requirement that Seller and Buyer physically attend the Closing, and all funds and documents to be delivered at the Closing shall be delivered to the Escrow Agent unless the parties hereto mutually agree otherwise. Buyer and Seller hereby authorize their respective attorneys to execute and deliver to the Escrow Agent any additional or supplementary instructions as may be necessary or convenient to implement the terms of this Agreement and facilitate the closing of the transactions contemplated hereby, provided, however, that such instructions are consistent with and merely supplement this Agreement and shall not in any way modify, amend or supersede this Agreement. Section 2.4. Allocated Purchase Price. Seller and Buyer hereby agree that the Purchase Price and any other items that are treated as additional consideration for Tax purposes shall be allocated as shown on Schedule 2.4 hereto (in accordance with the rules under Section 1060 of the Code and the Treasury Regulations promulgated thereunder and any similar provision of state, local or foreign law) among the Property (including each component parcel), improvements, Personal Property, and intangible property and goodwill with respect to the Property (the “Allocated Purchase Price”). The Allocated Purchase Price shall include an allocation to tangible personal property subject to sales tax, if applicable. Buyer and Seller shall (a) cooperate in the filing of any forms (including Form 8594 under Section 1060 of the Code) with respect to the Allocated Purchase Price, including any amendments to such forms required pursuant to this Agreement with respect to any adjustments to the Purchase Price and (b) file all federal, state and local tax returns and related tax documents consistent with such Allocated Purchase Price, as the same may be adjusted pursuant to the terms of Article X or any other provisions of this Agreement, and not take any position (whether in audits, tax returns or otherwise) inconsistent with such allocations unless otherwise required by Applicable Law or pursuant to a final “determination” within the meaning of Section 1313(a) of the Code (or any analogous provision of state, local or non-U.S. law). Notwithstanding anything in this Agreement to the contrary, no amendment to the Allocated Purchase Price shall be effective without the written consent of Buyer and Seller. Section 2.5. Withholding. Buyer (and its Affiliates and agents) shall be entitled to deduct and withhold any amounts from the consideration payable to Seller pursuant to this Agreement that are required to be deducted and withheld with respect to the making of any such payment under the Code, or any provision of state, local or foreign Applicable Law. Buyer shall promptly pay over to the applicable

Execution Version Governmental Authority any and all amounts so deducted and withheld. To the extent that such amounts are so withheld and paid over to the proper Governmental Authority, such withheld and deducted amounts will be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made. Buyer shall inform Seller of its intention to withhold, deduct and pay over any such amount at least five (5) days prior to the relevant withholding being made and shall reasonably cooperate with any Seller efforts to reduce or eliminate such deduction and withholding. ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER Section 3.1. General Seller Representations and Warranties. Seller hereby represents and warrants to Buyer as follows: (a) Formation; Existence. (i) Resort Seller is a Florida corporation, duly formed, validly existing and in good standing under the laws of Florida and is qualified to do business in the state of Florida, (ii) Resort Adjacent Seller, is a Florida corporation, duly formed, validly existing and in good standing under the laws of Florida and is qualified to do business in the state of Florida, (iii) IP Seller, is a Nevada corporation, duly formed, validly existing and in good standing under the laws of Nevada (iv) Subject 9 Parcel Seller, is a Nevada corporation, duly formed, validly existing and in good standing under the laws of Nevada and (v) Golf Course Seller is a Florida limited liability company, duly formed, validly existing and in good standing under the laws of Florida and is qualified to do business in the state of Florida. (b) Power and Authority. Seller has all requisite power and authority to enter into this Agreement and the Closing Documents and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the Closing Documents and the consummation of the transactions provided for in this Agreement have been, or will be, as applicable, duly authorized by all necessary action on the part of Seller. This Agreement and the Closing Documents has been, or will be, as applicable, duly executed and delivered by Seller and constitutes Seller’s legal, valid and binding obligation, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity). (c) No Consents. Except as set forth on Schedule 3.1(c) and except with respect to the Assumed Contracts, no consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other Governmental Authority or instrumentality, domestic or foreign, or any third party, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement and the Closing Documents by Seller or any of Seller’s obligations in connection with the transactions required or contemplated hereby. (d) No Conflicts. Seller’s execution, delivery and compliance with, and performance of the terms and provisions of this Agreement, and the sale and/or delivery of the Assets, will not, (i) conflict with or result in any violation of its organizational documents, (ii) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Seller is a party or which is binding on Seller or the Assets or any portion thereof or (iii) violate any Applicable Law or Data Rules relating to Seller or its assets or properties. (e) Bankruptcy. Seller (i) is not a debtor under any bankruptcy proceedings, voluntary or involuntary, (ii) has not made an assignment for the benefit of creditors, (iii) has not suffered the

Execution Version appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, which remains pending or (iv) suffered the attachment or other judicial seizure of all, or substantially all of Seller’s assets, which remains pending, and to Seller’s Knowledge, no such action is being threatened against Seller. (f) Anti-Terrorism Laws. (i) Neither Seller nor any of its subsidiaries, officers, or directors, nor to Seller’s Knowledge, any of its employees or agents, is in violation of any Applicable Laws relating to anti-corruption, anti-bribery, terrorism, money laundering, proceeds of crime, or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56, as amended, and Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) (the “Executive Order”) (collectively, the “Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws”), or Sanctions. (ii) Neither Seller nor, any of its subsidiaries, officers, or directors, nor to Seller’s Knowledge, any of its employees or agents, is acting, directly or indirectly, on behalf of any Person named on a Government List. (iii) Neither Seller nor, any of its subsidiaries, officers, directors, nor to Seller’s Knowledge, any of its employees or agents, is a Person named on a Government List, or is ordinarily resident in or organized in any country or territory subject to comprehensive economic sanctions (including as of the Effective Date and without limitation, Cuba, Iran, North Korea, Syria, and the Crimea, Kherson, so-called Donetsk People’s Republic, so-called Luhansk People’s Republic, and Zaporizhzhia regions of Ukraine) (each a “Sanctioned Country”) and the Property was not purchased with funds derived from any activities with the governments of, or any individuals or entities ordinarily resident in or organized in, any Sanctioned Country or from activities that otherwise contravene any Sanctions or from any activities that contravene any Anti- Bribery, Anti-Money Laundering and Anti-Terrorism Laws (including funds being derived from any person, entity, country or territory on a Government List or engaged in any unlawful activity defined under Title 18 of the United States Code, Section 1956(c)(7)). (iv) Neither Seller, nor any Person controlling or controlled by Seller, is the target of Sanctions. (v) None of the Property nor any of the Assets have been derived from violations of Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws, Sanctions, or otherwise derived from any criminal conduct. (vi) As of the Effective Date and the Closing Date, no natural person owns a twenty-five percent (25%) or greater interest in Seller, directly or indirectly that has not been disclosed to Buyer in writing (including such parties full name, State, and country of residence). Seller shall be entitled to update this representation at any time, without limitation, by written notice to Buyer at or prior to Closing; provided that to the extent any such update discloses that any natural person owns a twenty-five percent (25%) or greater interest in Seller, directly or indirectly, Seller shall reasonably cooperate with any “know-your customer” requirements of Buyer in connection with the same (including such parties full name, State, and country of residence). (g) Foreign Person. Each Seller (or, if the applicable Seller is a disregarded entity under the Code, its regarded owner) is not a “foreign person” as defined in Section 1445 of the Code and the regulations issued thereunder.

Execution Version (h) ERISA. Seller is not, and no portion of the Property constitutes the assets of, a “benefit plan investor” within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations thereunder. (i) Disregarded Entity. Golf Course Seller is a disregarded entity for U.S. federal income tax purposes. Golf Course Seller’s regarded owner is Subject 9 Parcel Seller. (j) Corporations. Each Seller (other than Golf Course Seller, as provided in Section 3.1(i) above) is, and has been at all times since its formation, properly treated as a corporation for U.S. federal income tax purposes. Section 3.2. Representations and Warranties of Seller as to the Assets. Seller hereby represents and warrants to Buyer as follows: (a) Contracts. Except as set forth on Schedule 3.2(a), there are no Material Contracts affecting or binding the Property or the Assets, and the same have not been amended, supplemented or otherwise modified, except as shown in such Schedule 3.2(a). Seller has delivered or made available to Buyer true, correct and complete copies of the Material Contracts affecting or binding the Property or the Assets. Each of the Material Contracts set forth on Schedule 3.2(a) is in full force and effect, Seller has not given nor received any written notice of breach or default under any such Material Contracts that has not been cured or rescinded, and to Seller’s Knowledge, except as set forth on Schedule 3.2(a), there exists no circumstance or event which, with the giving of notice or passage of time, or both, would constitute a default by either Seller or a counterparty under any Material Contracts. (b) Space Leases. There are no leases, licenses or occupancy agreements (“Space Leases”) relating to the Property under which Seller (or any predecessor to Seller) is the holder of the landlord’s interest. (c) Brokerage Commissions. There are no brokerage commissions or finders’ fees payable by Seller other than those payable to Broker. (d) Casualty; Condemnation. Except as set forth on Schedule 3.2(d), there is no unrepaired casualty damage to any portion of the Property and there are no pending condemnations, eminent domain or similar proceedings affecting the Property, and to Seller’s Knowledge, no such action is threatened against the Property. (e) Litigation. Except as set forth on Schedule 3.2(e), there are no litigations, actions, suits, arbitrations, claims, government investigations, or proceedings pending or, to Seller’s Knowledge, threatened against Seller with respect to the Property or the Assets. Except as set forth on Schedule 3.2(e), Seller is not a party to or subject to the provision of any judgment, order, writ, injunction, decree or award of any Governmental Authority which would be reasonably likely to adversely affect (i) the ability of Seller to perform its obligations hereunder, or (ii) the ownership or operation of the Asset. Seller has not (i) been served with any court filing in any litigation with respect to the Employees in which Seller is a named party or (ii) received any written charge, claim, complaint or request for a grievance or arbitration proceeding by any past or current Employee or Governmental Authority against Seller with respect to any Employees, in either case which have not been settled with no on-going obligations that would be binding on Buyer following Closing. (f) Compliance with Law. Seller has not received any written notice of Violation with respect to the Assets which has not been cured or dismissed, and the Assets and the use thereof complies in all material respects with Applicable Law and Data Rules.

Execution Version (g) Ownership of the Property. Except as set forth on Schedule 3.2(g), Seller has good and valid title to the Assets and the same is (or will be at Closing) free and clear of all liens, charges and encumbrances, other than the rights of any vendors or suppliers under Contracts and any Permitted Exceptions. Seller has not assigned in writing any ownership interests (including ownership in common- law rights) in any material Assets and other than as set forth in any Contract being assumed by Buyer at Closing. Seller has not granted any license in any material Property IP (other than non-exclusive licenses granted in the ordinary course of business) that will remain in effect after the Closing Date. Schedule 3.2(g) sets forth a true, correct and complete list of all motor vehicles and/or golf carts owned by Seller in connection with the operation of the Property. (h) Management of the Property. The Property is not subject to any property management agreement with any third party, nor is the Property operated under, or subject to, any franchise agreement, license agreement or branding arrangement with any third party. (i) Options. There are no outstanding rights of first refusal, rights of first offer, purchase options or similar rights relating to the Property or any interest therein (“Options”). (j) Licenses and Permits. Schedule 3.2(j) sets forth a true, correct and complete list of the Licenses and Permits. The Licenses and Permits are all of the licenses, permits, approvals, qualifications and the like which are material and necessary for the ownership and operation, maintenance and management of the Property. The Licenses and Permits are in full force and effect and no such Licenses and Permits are conditional or restricted. Seller has not received any written notice of any suspension, revocation or non-renewal of any Licenses and Permit that has not been resolved or dismissed. (k) Insurance. Schedule 3.2(k) sets forth a true, correct and complete list of all insurance coverage maintained by Seller, or their Affiliates as of the Effective Date in connection with the Property and the operation thereof. All such insurance coverage is in full force and effect (with no overdue premiums) in the amounts set forth on Schedule 3.2(k). (l) Construction. There are no ongoing capital expenditure projects at the Property, except those projects described on Schedule 3.4(e). Except as set forth on Schedule 3.2(l),(i) there are no disputes pending between Seller and any mechanic or materialman with respect to work or materials furnished to the Property , (ii) to Seller’s Knowledge no work which has been performed or materials which have been supplied is likely to give rise to such a dispute and (iii) at the Closing, there will be no unpaid bills with respect to any work or materials furnished to the Property under any Contract which, if unpaid, could result in a mechanics’ or materialmen’s lien being filed on the Property. (m) Environmental Matters. Schedule 3.2(m) sets forth a true, correct and complete list of all environmental assessments, reports and studies relating to the Property in Seller’s possession, custody or control (the “Environmental Reports”), and Seller has made available to Buyer a true, correct and complete copy of the Environmental Reports. Seller has not received written notice from any Governmental Authority or other Person of any Environmental Claims, Environmental Liabilities or violations of any Environmental Laws with respect to the Property. To Seller’s Knowledge, there has been no violation of any Environmental Laws at or relating to the Property during Seller’s ownership of the Property. (n) REAs. There are no reciprocal easement agreements, operating easement agreements, covenants conditions and restrictions, and homeowner’s (or similar) association documents, in each case of record and affecting the Property, other than those set forth on Schedule 3.2(n) (the “REAs”). Each of the REAs is in full force and effect and Seller has not given or received any notice of default under any REA and to Seller’s Knowledge no default under the REAs exists.

Execution Version (o) Taxes. All Taxes due and payable or required to be collected with respect to the Assets and the operation of the Assets have been paid or, with respect to Taxes payable on a monthly or other periodic basis, will be paid by Seller in the ordinary course of business when due. Seller has timely filed all Tax Returns required to be filed with respect to the Assets and the operation of the Assets or, with respect to Tax Returns filed on a monthly or other periodic basis, will be filed by Seller in the ordinary course of business when due (and all such Tax Returns are or will be, respectively, true, correct and complete in all material respects). Seller has paid, or will pay at Closing, any and all U.S. federal, state and local Taxes related to the Assets and the operation of the Assets that are due as of the Closing Date (whether or not shown on any Tax Return). Except as set forth on Schedule 3.2(o), there are no pending tax appeals filed by Seller in connection with the Property. There are no liens with respect to Taxes upon any Assets other than with respect to Taxes not yet due and payable. Except as set forth on Schedule 3.2(o), Seller (i) is not a party to any action, suit, proceeding, investigation, audit or claim with respect to any Taxes nor is aware of any proceeding by any Governmental Authority for enforcement of collection of Taxes, (ii) has not granted any waiver of any statute of limitation with respect to, or any extension of a period for, the assessment or collection of any Taxes, and (iii) has not received any written notice of any special Tax or Tax assessment to be levied, deficiencies, audits or other proceedings with respect to the Property (and does not have any knowledge that a special Tax or assessment is contemplated), in each case with respect to any Asset. The representations and warranties of Seller in this Section 3.2(o) shall survive the Closing until thirty (30) days after the applicable statute of limitations has expired and Seller shall indemnify, defend and hold harmless Buyer from and against any liability, damages, losses, costs or claims relating to Seller’s failure to pay any applicable Taxes with respect to the Property and to file any required Tax Returns for any period prior to the Closing. (p) Affiliate Agreements. Schedule 3.2(q) sets forth a true, correct and complete list of all Affiliate Agreements. (q) Employees. (i) Resort Seller is the direct employer of all individuals employed at the Property. (ii) Resort Seller is in material compliance with all Applicable Laws regarding labor and employment matters. (iii) Resort Seller has not been a party to, bound by, subject to, or involved in negotiations regarding any union contract, collective bargaining agreement, effects bargaining agreements, neutrality or card-check recognition agreements, or other agreement with any labor organization; (iv) Resort Seller has not recognized any labor organization as the representative of a bargaining unit consisting of workers working at or for the Property; received a written demand from any labor organization for recognition, been a party to any petition for recognition or representation right with any Governmental Authority; or been subject to proceedings or petitions seeking a representation brought or filed with the National Labor Relations Board; (v) Resort has not been threatened in writing with any organizational attempt by or on behalf of any labor organization or collective bargaining representative; (vi) Resort Seller has not been subject to or threatened with a strike, material slowdown, material walk out or material work stoppage due to any organizational activities;

Execution Version (vii) Resort Seller has not been subject to or threatened with any other material labor dispute, which would reasonably be expected to result in liability to Seller, or otherwise interfere with the conduct of the business; or (viii) Seller is not a party to any employment agreement relating to any Employee at the Property to which Buyer will be bound after Closing. (r) Club Membership Arrangements. The Golf Course Seller has provided (or made available) to the Buyer (i) a true, correct and complete copy of the form of each of the Club Membership Arrangements which has been entered into by the Golf Course Seller and any members of the Club; (ii) Schedule 3.2(r) sets forth a true, correct and complete list of all current members of the Club, the membership type of all current members of the Club, the initiation fees collected by Golf Course Seller from the current members of the Club, the date the initiation fees were collected by Golf Course Seller, the membership start date of each of the current members of the Club, the membership end date, if applicable, of each of the current members of the Club, and current member of the Club’s unused dues in excess of thirty (30) days, if any; and (iii) there are no membership agreements or membership plans for the Club which are in effect or by which the Golf Course Seller is bound other than those previously provided to Buyer. (s) Employee Benefit Plans. (i) The Employee Benefit Plans are set forth on Schedule 3.2(s)(i). All such Employee Benefit Plans have been maintained, operated and administered in accordance with their terms and in compliance with Applicable Law (including ERISA and the Code) in all material respects, and except as set forth on Schedule 3.2(s)(i), there is no action, suit, investigation, audit or proceeding pending against or involving or, to the Seller’s Knowledge, threatened against or involving, any such Employee Benefit Plan. Seller shall make available to Buyer true, correct and complete copies of each such Employee Benefit Plan, and related summary plan descriptions, trusts and services agreements, notices, governmental communications and filings, if applicable, in each case, including all current amendments thereto. No employee benefit plans (as defined in Section 3(3) of ERISA), other than the Employee Benefit Plans, provide coverage to individuals providing services at the Property. (ii) Neither Seller nor any ERISA Affiliate of any Seller sponsors, maintains or contributes to, or has in the past six years sponsored, maintained or contributed to, any Employee Benefit Plan that is subject to Title IV of ERISA, including any “multiemployer plan” as defined in Section 3(37) of ERISA. (iii) Other than those certain severance benefits, retention, change in control benefits or other similar benefits set forth on Schedule 3.2(s)(iii), neither the Transactions (either alone or upon the occurrence of any additional or subsequent event), will (i) cause any payments to become due or payable to any Employee (including any severance benefits or retention or change in control bonuses), (ii) result in any increase to, or the acceleration or vesting of, any benefits or compensation with respect to any Employee, or (iii) directly or indirectly cause the Seller to transfer or set aside any assets to fund any benefits under any Employee Benefit Plan. (t) Gift Certificates. Schedule 3.2(t) sets forth a true, correct and complete list of all Gift Certificates as of May 31, 2025.

Execution Version (u) No Other Agreements. Except for the Bookings, the Gift Certificates, the Contracts and any Permitted Exceptions, Seller has not entered into any lease or other agreement that would allow any other Person to occupy the Property from and after the Closing. (v) Financial Statements. Schedule 3.2(v) sets forth a true, correct and complete list the internally prepared, unaudited financial statements for Sunseeker Resorts, Inc., including but not limited to 2024 Actuals for the Golf Property and Resort Property and 2025 Actuals (including balance sheets) for the Golf Property and Resort Property for the period through May 31, 2025 furnished by Broker or Seller and received by Buyer (and all such financial statements present fairly, in all material respects, the financial information set forth therein) (the “Financial Statements”). (w) Intellectual Property. Schedule 3.2(w) completely and accurately lists all Intellectual Property included in the Property IP, and such items are valid and enforceable. Seller has received no written notice or claim asserting that Seller has infringed, misappropriated or violated the Intellectual Property of any other Person. The operation of the Property has not materially infringed, misappropriated or violated the Intellectual Property of any other Person (provided that the foregoing is qualified by Seller’s Knowledge for patents) and, to Seller’s knowledge, no person is materially infringing, misappropriating or violating the Property IP. The operation of the Property has not used any Intellectual Property owned by Seller or any of its Affiliates (other than (i) the Included Intellectual Property and (ii) the Excluded Intellectual Property). (x) Data Privacy; Cybersecurity. Except as disclosed on Schedule 3.2(x), there have been no breaches or violations of (or material unauthorized access to) the Personal Information and the Included IT Assets. The Included IT Assets are free of material viruses, malware, defects and other corruptants. Section 3.3. Amendments to Schedules; Limitations on Representations and Warranties of Seller. (a) Seller shall have the right to amend and supplement the representations, warranties and schedules to this Agreement from time to time prior to the Closing Date (each, a “Seller Supplement”) by providing a written copy of such Seller Supplement to Buyer; provided, however, that no Seller Supplement shall limit Buyer’s ability to assert that the condition precedent set forth in Section 5.2(a) has not been satisfied; and provided further, if Buyer elects to proceed with the Closing notwithstanding one or more Seller Supplements, each representation, warranty or schedule affected by a Seller Supplement shall be deemed given as so amended or supplemented for all purposes hereunder including, without limitation, Seller’s indemnification obligations with respect thereto. (b) Further, notwithstanding anything in this Agreement to the contrary, if the representations and warranties relating to the list of Material Contracts set forth in Section 3.2(a) were true and correct in all material respects as of the Effective Date, no change in circumstance arising from the execution of any New Contract approved pursuant to Section 3.4(b) shall in and of itself constitute grounds for Buyer’s failure to close for a failure of the closing condition set forth in Section 5.2(a) or otherwise constitute a breach of any representation or warranty by Seller. Section 3.4. Covenants of Seller. (a) From the Effective Date until the Closing or earlier termination of this Agreement, Seller or Seller’s agents , as applicable shall:

Execution Version (i) Operation. Operate and maintain the Assets in accordance with this Agreement and substantially in accordance with Seller’s past practices with respect to the Assets including curing, removing or closing out all Violations and performing the capital improvements or replacements to the Property as required in the ordinary course of business and the Capital Expenditures Work set forth in Section 3.4(d). Operating and maintaining the Assets in accordance with past practices shall include, without limitation, maintaining current levels of Consumables, performing ordinary maintenance and repairs, making Bookings and undertaking commercially reasonable efforts to maintain staff levels consistent with the ordinary course of business. Seller shall not (x) make any material changes to or alterations of the Assets, other than the Capital Expenditures Work, without Buyer’s prior written consent, which consent may be given or withheld in Buyer’s sole and absolute discretion (except in the case of a an emergency in which case Buyer’s consent shall not be unreasonably withheld) or (y) remove any material Personal Property from the Property, unless such item is replaced by an item of similar condition, utility and value. (ii) Encumbrances. Not record or cause or permit to be recorded against the Property or any portion thereof the encumbrance of any mortgages, deeds of trust or other encumbrances, in each case without Buyer’s prior written consent, which consent may be given or withheld in Buyer’s sole and absolute discretion. (iii) Dispositions. Not sell, transfer, assign, lease, subject to a Lien, offer to sell, abandon, let-lapse, or make any other disposition of any Asset, except in a manner consistent with Section 3.4(a)(i). (iv) Privacy. Not make any material adverse change to the security or operation of the IT Assets or any posted privacy policies applicable to the operation of the Property, except as required by Applicable Law. (v) Litigation. Advise Buyer promptly of any litigation, arbitration proceeding or administrative hearing (including condemnation) before any Governmental Authority that affects the Assets. Seller shall keep Buyer reasonably informed of the status of any such litigation, arbitration proceeding or administrative hearing (including condemnation), whether instituted before or after the Effective Date, and Seller shall not settle any proceeding or take any other action with respect thereto without Buyer’s prior written consent to the extent such settlement impacts the Assets following the Closing in any matter. (vi) Violations. Deliver to Buyer promptly after receipt thereof copies of any written notices of Violations or other material written notices regarding the Property received by Seller. (vii) Defaults. Advise Buyer promptly of any notices of default delivered or received under any Contract or REA. (viii) Insurance. Keep the Property insured in such amounts and under such terms as are substantially consistent with Seller’s existing insurance programs set forth on Schedule 3.2(k), and promptly after the Effective Date, add Buyer as an additional insured on any business interruption insurance policies affecting the Property. Subject to the provisions of Section 9.2, Seller shall retain all rights to policy claims and proceeds for losses occurring prior to the Closing Date,. (ix) Performance Under Agreements. Perform, or cause its agents to perform, in all material respects, all obligations of counterparty under the Contracts and REAs.

Execution Version (x) Taxes, Charges, etc. Continue to pay or cause to be paid all Taxes in respect of the Assets, and water and sewer charges in respect of the Property, as they become due in the ordinary course of business. (xi) Tax Reduction Proceedings. Keep Buyer reasonably informed of the status of any tax reduction proceedings that Seller is prosecuting, if any. (xii) Warranties. At Closing, Seller shall deliver to Buyer a general assignment of all of Seller’s assignable warranty rights under or in respect of the Assumed Contracts, the Property and the Asset-Related Property. (xiii) Exclusivity. From the Effective Date until the Closing or sooner termination of this Agreement, neither Seller nor any agent, partner, employee, director or subsidiary or Affiliate of Seller shall accept an offer to sell, finance, joint venture, restructure or otherwise dispose of all or any part of (or solicit or accept any such offer involving the sale, financing, joint venture, restructuring or disposition of all or any part of) the Property or any interest therein (whether directly or indirectly, debt or equity) or negotiate or otherwise enter into discussions for the sale, financing, joint venture, restructuring, recapitalization or disposition of all or any part of the Property with any other party. (xiv) Inaccuracy of Representation. Upon Seller obtaining Seller’s Knowledge that any representation or warranty of Seller under this Agreement was or has become untrue in any material respect, Seller shall promptly advise Buyer thereof. (b) New Contracts. Following the Effective Date until the Closing or earlier termination of this Agreement, without the prior written consent of Buyer in its sole discretion, Seller shall not (i) enter into any third party contracts, equipment leases or other agreements affecting the Property (“New Contracts”) except only for New Contracts (x) with annual cost equal to or less than $50,000.00 and (y) that are terminable upon thirty (30) days or less prior notice without any penalty or fee or (ii) amend, modify or terminate any existing Contracts. In addition to and notwithstanding the foregoing, Seller may enter into New Contracts or amend or modify any existing Contracts without Buyer’s consent if such action is necessary as a result of an emergency at the Property and such Contract is otherwise terminable upon thirty (30) days or less prior notice without any penalty or fee. If Seller enters into any New Contracts or amends or modifies any Contract after the Effective Date, then Seller shall promptly provide written notice and a copy thereof to Buyer and, unless such contract required Buyer’s approval pursuant to this paragraph and such approval was not obtained, Buyer shall assume such contract at Closing, and the schedule of contracts attached to the Assignment of Contracts shall be so modified to include such New Contracts. If a New Contract or amendment or modification to a Contract requires Buyer’s approval and Buyer does not object within five (5) Business Days after receipt of a copy of such contract together with a written request for Buyer’s approval of such contract, then Buyer shall be deemed to have approved such contract. (c) New Leases. Seller shall not enter into any Space Leases without Buyer’s prior written consent in its sole discretion. (d) Terminated Contracts. Seller shall terminate the Terminated Contracts effective as of the Closing. All termination fees and any other costs and expenses relating to such terminations shall be the responsibility solely of Seller, and Buyer shall not have any responsibility or liability therefor. (e) Capital Expenditures Work. Schedule 3.4(e) describes certain capital projects, construction work and/or repairs pending at the Property as of the Effective Date (the “Capital Expenditures Work”) and the Parties agreed estimate of the cost of completing the Capital Expenditures Work as of the

Execution Version Effective Date. Except as otherwise set forth on Schedule 3.4(e), following the Effective Date until the Closing or earlier termination of this Agreement, Seller shall use commercially reasonable efforts to perform and complete the Capital Expenditures Work. To the extent the Capital Expenditures Work is not completed by or prior to the Closing, (i) Seller shall provide Buyer at the Closing with reasonable evidence of the remaining work to be completed, amounts that remain to be paid under any contract for the Capital Expenditures Work, scopes and amounts of submitted change orders not yet finalized or incorporated in any such contract(s) and amounts that have been paid under any such contract(s) or otherwise prior to the Closing, inclusive of unconditional final or partial lien waivers as appropriate (ii) Seller shall assign the contract(s), if any, for any such Capital Expenditures Work to Buyer at the Closing, (iii) Buyer shall assume at the Closing the obligations under any such contract(s) to complete such Capital Expenditures Work, and (iv) in such event, Buyer shall receive a credit to the Purchase Price equal to (A) one hundred percent (100%) of the “costs remaining” for the Food Hall Work, as identified on Schedule 3.4(e), (B) one hundred ten percent (110%) of the “costs remaining” for the Traffic Signal Work, as identified on Schedule 3.4(e) and (C) one hundred twenty five percent (125%) of the “costs remaining” for any other Capital Expenditures Work set forth on Schedule 3.4(e), less any amounts previously paid by or on behalf of Seller after the Effective Date with respect to such Capital Expenditures Work, with Buyer assuming the obligation to complete all such Capital Expenditures Work after Closing. For the avoidance of doubt, (x) Seller shall retain all insurance claims and all claims, counterclaims and causes of action with respect to the Capital Expenditures Work and shall be entitled to retain all proceeds, payments, collections, judgments and recoveries in respect thereof and (y) to the extent Buyer receives a credit for any Capital Expenditures Work under this Section 3.4(e), Buyer shall not receive a credit for such amounts pursuant to any provision of Article X herein. The provisions of this Section 3.4(e) shall survive the Closing. (f) REAs. Following the Effective Date until the Closing or earlier termination of this Agreement, Seller shall (i) not amend, supplement, terminate or otherwise modify any of the REAs or cause or permit (to the extent Seller or its Affiliates have the requisite rights) any REAs to be amended, modified, supplemented terminated or canceled without Buyer’s prior written consent in its sole discretion and (ii) comply with all obligations and requirements with respect to all REAs. (g) Operational Licenses. Following the Effective Date until the Closing or earlier termination of this Agreement, Seller shall preserve all existing Licenses and Permits necessary for the operation of the Property in full force and effect and to cause all Licenses and Permits expiring on or before the Closing Date to be renewed prior to the Closing Date. Seller shall not take any affirmative action that will impair or cause to be revoked any existing Licenses and Permits that, if so impaired or revoked, would have a material adverse effect on the Property. If any License or Permit necessary for the operation of the Property shall be suspended or revoked, Seller shall promptly notify Buyer and endeavor to cause such License or Permit to be reinstated. With respect to any liquor licenses, as set forth in Section 4.2(c) below, Seller shall reasonably cooperate with Buyer in Buyer’s applications to transfer existing liquor licenses to Buyer or to obtain new liquor licenses for the Property, with such reasonable cooperation including, but not limited to, promptly following Buyer’s request therefor, Seller (i) submitting a formal request for a tax revenue clearance/certificate(s) of compliance issued by the Florida Department of Revenue and providing Buyer with copies of the issued Certificate of Compliance(s) and (ii) providing Buyer with the executed Section 10 transferor affidavit(s) by an authorized individual on file with the Florida Division of Alcoholic Beverages & Tobacco and the executed Section 13 revenue clearance of the Transfer Application(s). (h) Zoning. Following the Effective Date until the Closing or earlier termination of this Agreement, Seller shall not and shall not permit any Affiliate to agree to any change the current zoning of the Property and shall maintain in full force and effect the Development Entitlements. (i) Data Privacy; Cybersecurity. Seller shall take commercially reasonable actions to protect (i) the privacy, security, redundancy and disaster recovery of all Personal Information and IT Assets,

Execution Version used or held for use in the operation of the Property and (ii) all trade secrets and confidential information included in the Property IP. (j) Allegiant Stadium and Maury’s Trademark. Following the Closing, Buyer, its controlled Affiliates and its vendors, providers, distributers and other third-parties that assist in the operation of the Property shall be permitted to use the Trademarks “Allegiant Stadium” (and all variations thereof, subject to the consent of the Las Vegas Raiders NFL franchise) and “Maury’s Steak, Seafood & Spirits” (and all variations thereof), in each case together with all related domain names, fictitious names and similar uses of the aforesaid Trademarks (collectively, the “Seller Trademarks”) in a manner consistent with Seller’s use of the Seller Trademarks as of the Closing in connection with the restaurant and bar (and any other applicable) services at the Property as of the Closing, for a period of one hundred eighty (180) days following the Closing for the purpose of winding down such existing uses of the Seller Trademarks at the Property. From and after such one hundred eighty (180) day period, Buyer, its controlled Affiliates (and its vendors, providers, distributers and other third-parties that assist in the operation of the Property, with respect to their rights under the above license) may no longer use the Seller Trademarks. Notwithstanding the foregoing, at all times after the Closing, Buyer and its controlled Affiliates (and its vendors, providers, distributers and other third-parties that assist in the operation of the Property) shall be permitted to use the Seller Trademarks (x) in legal and business materials that exist as of the Closing and are not visible to the general public, (y) in a neutral, non-trademark manner to describe the history of the Property and the relationship of the Parties and (z) as required by Applicable Law. The rights and obligations set forth in this Section 3.3(j) are assignable to successors to or acquirers of the Assets. (k) Employee Benefit Plans. Seller shall not enter into, adopt or amend any Employee Benefit Plan (including any employment agreement, severance plan, policy or arrangement, retention, change in control or transaction bonus arrangement). (l) Employee Compensation. Seller shall not increase or decrease, or accelerate the timing of payment of, the compensation of any Employee or individual independent contractor servicing the Property, except as required by Law or an Employee Benefit Plan. (m) Bookings. Thirty (30) days prior to the Closing, Seller shall provide to Buyer a true, correct and complete list in an organized line-by-line guest ledger format of current Bookings. (n) Accounts Receivable. Thirty (30) days prior to the Closing, Seller shall provide to Buyer a true, correct and complete list in an organized line-by-line format of all Accounts Receivable. ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER Section 4.1. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows: (a) Formation; Existence. Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. (b) Power; Authority. Buyer has all requisite power and authority to enter into this Agreement and the Closing Documents, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the Closing Documents, the purchase of the Assets and the consummation of the transactions provided for herein have been duly authorized by all necessary action on the part of Buyer. This Agreement and the

Execution Version Closing Documents have been, or will be, as applicable, duly executed and delivered by Buyer and constitute the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity). (c) No Consents. No consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other Governmental Authority or instrumentality, domestic or foreign, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement and the Closing Documents by Buyer or any of Buyer’s obligations in connection with the transactions required or contemplated hereby. (d) No Conflicts. Buyer’s execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the purchase of the Assets, will not (i) conflict with or result in any violation of its organizational documents, (ii) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Buyer is a party in its individual capacity, or (iii) violate any Applicable Law relating to Buyer or its assets or properties. (e) Bankruptcy. Buyer (i) is not a debtor under any bankruptcy proceedings, voluntary or involuntary, (ii) has not made an assignment for the benefit of creditors, (iii) has not suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer’s assets, which remains pending or (iv) suffered the attachment or other judicial seizure of all, or substantially all of Buyer’s assets, which remains pending, and to Buyer’s Knowledge, no such action is being threatened against Buyer. (f) Anti-Terrorism Laws. (i) Neither Buyer nor, any of its subsidiaries, officers or directors, nor to Buyer’s Knowledge, any of its employees or agents, is in violation of the Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws. (ii) Neither Buyer nor, any of its subsidiaries, officers, or directors, nor to Buyer’s Knowledge, any of its employees or agents, is acting, directly or indirectly, on behalf of any Person named on a Government List. (iii) Neither Buyer nor, any of its subsidiaries, officers, or directors, nor to Buyer’s Knowledge, any of its employees or agents, is a Person named on a Government List, or is ordinarily resident in or organized in any Sanctioned Country and the monies used in connection with this Agreement and amounts committed with respect thereto, were not and are not derived from any activities with the governments of, or any individuals or entities ordinarily resident in or organized in, any Sanctioned Country or from activities that otherwise contravene any Sanctions, or from any activities that contravene any Anti-Bribery, Anti-Money Laundering and Anti- Terrorism Laws (including funds being derived from any person, entity, country or territory on a Government List or engaged in any unlawful activity defined under Title 18 of the United States Code, Section 1956(c)(7)). (iv) Neither Buyer, nor any Person controlling or controlled by Buyer, is the target of Sanctions. Section 4.2. Covenants of Buyer.

Execution Version (a) Assumed Contracts. Buyer shall have the right, in its sole discretion, to elect not to assume one or more Contracts at Closing by providing Seller with written notice identifying any such Contracts that Buyer elects not to assume (each, an “Excluded Contract”) no later than ten (10) days prior to the Closing Date. Buyer shall be solely responsible for all costs, fees and other amounts payable in connection with the termination of any Covered Contract, including any early termination fees or penalties. Any Contract not identified by Buyer as an Excluded Contract in the manner provided for above shall be deemed an “Assumed Contract”. For the avoidance of doubt, Excluded Contracts shall include (and Buyer shall have no right to assume) any Contract to which IP Seller or Allegiant Air, LLC is a party and relate to other assets or properties owned by such entities including without limitation Contracts with respect to the Excluded IT Assets (the “National Vendor Contracts”). Notwithstanding anything to the contrary contained herein, the National Vendor Contracts shall not be assumed by Buyer or terminated by Seller and Buyer shall have no obligation or liability in connection therewith. The provisions of this Section 4.2(a) shall survive the Closing. (b) Bookings. Buyer shall honor all existing Bookings and all Bookings made between the Effective Date and the Closing Date for reservations or events occurring on or after the Closing Date made in the ordinary course of business. The provisions of this Section 4.2(b) shall survive the Closing. (c) Liquor License. As soon as reasonably practicable following the Effective Date, Buyer shall make an application to the appropriate governmental authorities to have a new liquor license at each Property issued in, or any existing liquor license transferred to, the name of the Buyer or an entity designated by the Buyer in compliance with state law, and Seller shall reasonably cooperate with the Buyer in this regard as provided in Section 3.4(g). ARTICLE V CONDITIONS PRECEDENT TO CLOSING Section 5.1. Conditions Precedent to Seller’s Obligations. The obligation of Seller to consummate the transfer of the Assets to Buyer on the Closing Date is subject to the satisfaction (or waiver by Seller in writing) as of the Closing of the following conditions: (a) Each of the representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects when made as of the Effective Date and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date. (b) Buyer shall have performed or complied in all material respects with each obligation and covenant required by this Agreement to be performed or complied with by Buyer on or before the Closing. (c) No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any Governmental Authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of the Assets. (d) Seller shall have received all of the documents required to be delivered by Buyer under Section 6.1. (e) Seller shall have received, in immediately available funds, the Purchase Price in accordance with Section 2.2 and all other amounts due to Seller hereunder.

Execution Version Section 5.2. Conditions Precedent to Buyer’s Obligations. The obligation of Buyer to purchase and pay for the Assets on the Closing Date is subject to the satisfaction (or waiver by Buyer in writing) as of the Closing of the following conditions: (a) Each of the representations and warranties made by Seller in this Agreement shall be true and correct in all material respects when made as of the Effective Date and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date. (b) Seller shall have performed or complied in all material respects with each obligation and covenant required by this Agreement to be performed or complied with by Seller on or before the Closing Date. (c) No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any Governmental Authority of competent jurisdiction shall be in effect as of the Closing Date which restrains or prohibits the transfer of the Assets. (d) Buyer shall have received all of the documents required to be delivered by Seller under Section 6.2. (e) The Title Company shall be irrevocably and unconditionally committed to issue the Title Policy to Buyer. Section 5.3. Seller’s Right to Cure and Extend Closing. In the event that, on or prior to the Closing Date, one or more conditions to Buyer’s obligation to close under Section 5.2 have not been satisfied and Buyer has not waived such conditions by completing the Closing, Seller shall have the one-time right, exercisable by written notice to Buyer, to extend the Closing Date for a period of up to thirty (30) days in order to attempt to satisfy or cure such unsatisfied conditions; provided that, Seller’s right under this Section 5.3 shall not apply with respect to the condition set forth in Section 5.2(d). Section 5.4. Waiver of Conditions Precedent. The occurrence of the Closing shall constitute conclusive evidence that Seller and Buyer have respectively waived any conditions which are not satisfied as of the Closing. ARTICLE VI CLOSING DELIVERIES Section 6.1. Buyer Closing Deliveries. Buyer shall deliver the following documents to the Escrow Agent on or before the Closing Date: (a) With respect to the Assets: (i) an assignment and assumption of the Assumed Contracts (the “Assignment and Assumption of Contracts”) duly executed by Buyer in substantially the form of Exhibit B attached hereto; (ii) an assignment of all licenses, permits, warranties, and intangibles with respect to the Property to the extent assignable (but excluding any Excluded Assets) (the “Assignment of Licenses, Permits, Warranties and General Intangibles”) duly executed by Buyer in substantially the form of Exhibit C attached hereto;

Execution Version (iii) an assignment and assumption of the Club Membership Arrangements in the form of Exhibit D attached hereto (the “Assignment and Assumption of Club Membership Arrangements”), duly executed by Buyer; (iv) an assignment and assumption of the Property IP in the form of Exhibit E attached hereto (the “Assignment of Property IP”), duly executed by Buyer; (v) a mutual employment indemnity agreement between IP Seller, Resort Seller and Purchaser in the form of Exhibit F attached hereto (the “Employment Indemnity Agreement”), duly executed by Buyer; and (vi) a certificate duly executed by Buyer certifying that all of the representations and warranties of Buyer set forth in this Agreement are true and correct in all material respects and remade on and as of the Closing Date. (b) With respect to the transactions contemplated hereunder: (i) the Purchase Price and all other amounts due to Seller hereunder, in immediately available funds; (ii) a closing statement prepared and reasonably approved by Seller and Buyer, consistent with the terms of this Agreement (the “Closing Statement”) duly executed by Buyer; (iii) such other documents and instruments as may be reasonably requested by the Title Company or Escrow Agent in order to consummate or better effectuate the transaction contemplated in this Agreement. Section 6.2. Seller Closing Deliveries. Seller shall deliver at Closing (x) possession of the Assets subject only to the Permitted Exceptions and (y) the following documents to the Escrow Agent on or before the Closing Date: (a) With respect to the Asset: (i) a special warranty deed for the Resort Property in substantially the form of Exhibit G-1 attached hereto duly executed by Resort Seller (the “Resort Deed”); (ii) a special warranty deed for the Subject 9 Parcel Property in substantially the form of Exhibit G-2 attached hereto duly executed by Subject 9 Parcel Seller (the “Subject 9 Parcel Deed”); (iii) a special warranty deed for the Golf Property in substantially the form of Exhibit G-3 attached hereto duly executed by Golf Course Seller (the “Golf Course Deed”); (iv) a special warranty deed for the Expansion Property in substantially the form of Exhibit G-4 attached hereto duly executed by Resort Adjacent Seller (the “Expansion Deed”); (v) a special warranty deed for the Resort Adjacent Property in substantially the form of Exhibit G-5 attached hereto duly executed by Resort Adjacent Seller (the “Resort Adjacent Deed”);

Execution Version (vi) the Assignment of Contracts duly executed by each Seller; (vii) the Assignment of Licenses, Permits, Warranties and General Intangibles duly executed by each Seller, as applicable; (viii) the Assignment of Club Membership Arrangements, duly executed by Golf Course Seller; (ix) the Assignment of Property IP, duly executed by Seller; (x) possession or control of all physical or tangible materials included in the Assets and all passwords or other information required to transfer to Buyer any domain names or social or mobile media identifiers and accounts included in the Assets. (xi) an IRS Form W-9 duly and properly completed and validly executed by each Seller (or each Seller’s regarded owner, if the applicable Seller is disregarded for U.S. federal income tax purposes); (xii) certificates of title to the motor vehicles, if applicable; (xiii) bills of sale duly executed by each Seller, as applicable, in substantially the form of Exhibit H attached hereto (“Bill of Sale”), relating to all fixtures, chattels, equipment and articles of Personal Property owned by each Seller which are currently located upon or attached to the Property or used solely in connection with the operation of the Property (but not including any Excluded Assets); (xiv) an affidavit that each Seller transferring real property (or each Seller’s regarded owner, if the applicable Seller is disregarded for U.S. federal income tax purposes) is not a “foreign person” within the meaning of Section 1445 of the Code, in substantially the form of Exhibit I attached hereto, and any corresponding affidavits or forms required to comply with any similar withholding requirements under state or local Applicable Law; (xv) an Affidavit of Non-Applicability of Restriction on Foreign Ownership, in substantially the form of Exhibit J attached hereto duly executed by each Seller transferring real property. (xvi) evidence of the termination of the Terminated Contracts with respect to the Property to which each Seller is a party or which would be binding on Buyer or the Property; (xvii) a certificate duly executed by each Seller certifying that all of the representations and warranties of Seller set forth in this Agreement are true and correct in all material respects and remade on and as of the Closing Date; (xviii) a duly executed counterpart of the Employment Indemnity Agreement; and (xix) a Title Affidavit in customary form duly executed by each Seller transferring real property. (b) With respect to the transactions contemplated hereunder,

Execution Version (i) a Sales Tax Certificate in customary form duly executed by each Seller, as applicable; (ii) the Closing Statement duly executed by each Seller; and (iii) such other documents and instruments as may be reasonably requested by Buyer, the Title Company, or Escrow Agent in order to consummate or better effectuate the transaction contemplated in this Agreement. Section 6.3. Cooperation. In the event any Asset-Related Property is not assignable, Seller shall use commercially reasonable efforts after the Closing, at no out of pocket expense to Seller, to provide Buyer with the economic benefits of such property by enforcing such property (at Buyer’s direction) for the benefit of Buyer or causing a replacement to be issued in favor of Buyer. The provisions of this Section 6.3 shall survive the Closing. ARTICLE VII INSPECTIONS; DUE DILIGENCE; RELEASE Section 7.1. Right of Inspection. From and after the Effective Date and through the earlier of Closing or the earlier termination of this Agreement in accordance with the terms hereof, Buyer and its representatives shall have the right to inspect the Property pursuant to the terms of that certain Site Access Agreement entered into as of April 27, 2025, by and among Seller and Blackstone Real Estate Services L.L.C., an affiliate of Buyer, on behalf of Buyer (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Access Agreement”); provided, however, the termination provisions set forth in Section 7 of the Access Agreement shall be deemed deleted in their entirety, and the term set forth in this Section 7.1 shall apply. Section 7.2. Termination Right. (a) On or before the expiration of the Due Diligence Period, Buyer shall deliver written notice (the “Diligence Notice”) to Seller stating either (i) that Buyer elects to terminate this Agreement, in which event Seller shall direct Escrow Agent to return the Earnest Money to Buyer, and neither party shall have any further rights or obligations under this Agreement (except for provisions hereof that are expressly stated to survive a termination of this Agreement), or (ii) that Buyer elects not to terminate this Agreement, in which event (A) Buyer shall thereupon be deemed to have waived any right to terminate this Agreement pursuant to the provisions of this Section 7.2(a) and this Agreement shall continue in full force and effect in accordance with its terms and (B) the Earnest Money shall thereupon become nonrefundable, except as expressly specified in this Agreement. The failure of Buyer to deliver the Diligence Notice to Seller by the expiration of the Due Diligence Period shall be deemed to be the delivery of a Diligence Notice by Buyer under clause (ii) above. For the avoidance of doubt, Buyer’s right to terminate this Agreement pursuant to clause (i) above shall be made at the sole discretion of Buyer and for any or no reason, and Seller shall have no right of objection. Time shall be of the essence with respect to Buyer’s right and obligation to deliver the Diligence Notice. Section 7.3. GENERAL DISCLAIMER AND NON-RELIANCE (a) IN ENTERING INTO THIS AGREEMENT, BUYER HAS NOT BEEN INDUCED BY AND HAS NOT RELIED UPON ANY WRITTEN OR ORAL REPRESENTATIONS, WARRANTIES OR STATEMENTS, WHETHER EXPRESS OR IMPLIED, MADE BY SELLER, OR ANY PARTNER OR MEMBER OF SELLER, OR ANY AFFILIATE, AGENT, EMPLOYEE, OR

Execution Version OTHER REPRESENTATIVE OF ANY OF THE FOREGOING OR BY ANY BROKER OR ANY OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT SELLER WITH RESPECT TO THE ASSETS OR ANY OTHER MATTER AFFECTING OR RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY, OTHER THAN THOSE EXPRESSLY SET FORTH IN SECTIONS 3.1 AND 3.2 OF THIS AGREEMENT AND ANY CLOSING DOCUMENTS. (b) BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 3.1 AND 3.2 HEREIN OR IN ANY CLOSING DOCUMENTS, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, WITH RESPECT TO THE ASSETS AND ALL OTHER REPRESENTATIONS, WARRANTIES AND STATEMENTS, WRITTEN OR ORAL, EXPRESS OR IMPLIED, HAVE BEEN, AND ARE HEREBY, EXPRESSLY DISCLAIMED BY EACH SELLER. FOR AVOIDANCE OF DOUBT AND WITHOUT LIMITING THE FOREGOING, NO REPRESENTATION OR WARRANTY IS OR HAS BEEN MADE WITH RESPECT TO (I) ANY FINANCIAL PROJECTIONS, FORECASTS, OR SIMILAR INFORMATION OR STATEMENTS MADE, COMMUNICATED OR FURNISHED (ORALLY OR IN WRITING) TO THE BUYER OR ANY OF ITS AFFILIATES OR ANY OTHER PERSON, (II) ANY “MANAGEMENT PRESENTATIONS” OR ACCOMPANYING MATERIALS OR (III) THE CONTENTS OF ANY DOCUMENTS (OTHER THAN THOSE DOCUMENTS WHICH ARE SPECIFICALLY REFERENCED AS HAVING BEEN “MADE AVAILABLE” OR “PROVIDED” TO THE BUYER IN THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT) INCLUDING WITHOUT LIMITATION THE CONTENTS OF THE DATA SITE. BUYER AGREES THAT THE ASSETS WILL BE SOLD AND CONVEYED TO (AND ACCEPTED BY) BUYER AT THE CLOSING IN THE THEN EXISTING CONDITION OF THE ASSETS, AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WRITTEN OR VERBAL REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND ANY CLOSING DOCUMENTS. BUYER ACKNOWLEDGES THAT BUYER HAS KNOWLEDGE AND EXPERTISE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BUYER TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. Section 7.4. RELEASE. (A) FROM AND AFTER CLOSING, BUYER HEREBY AGREES THAT EACH SELLER, AND EACH OF EACH SELLER’S RESPECTIVE PARTNERS, MEMBERS, TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, PROPERTY MANAGERS, ASSET MANAGERS, AGENTS, ATTORNEYS, AFFILIATES AND RELATED ENTITIES, HEIRS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASEES”) SHALL BE, AND ARE HEREBY, FULLY AND FOREVER RELEASED AND DISCHARGED FROM ANY AND ALL LIABILITIES, LOSSES, CLAIMS, DEMANDS, DAMAGES (OF ANY NATURE WHATSOEVER), CAUSES OF ACTION, COSTS, PENALTIES, FINES, JUDGMENTS, REASONABLE ATTORNEYS’ FEES, CONSULTANTS’ FEES AND COSTS AND EXPERTS’ FEES (COLLECTIVELY, THE “CLAIMS”) WITH RESPECT TO ANY AND ALL CLAIMS BY BUYER, WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT MAY ARISE ON ACCOUNT OF OR IN ANY WAY BE CONNECTED WITH THE ASSETS OR THE PROPERTY; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL ANY SELLER BE RELEASED FROM (I) ANY CLAIMS ARISING PURSUANT TO THE PROVISIONS OF THIS AGREEMENT OR SELLER’S OBLIGATIONS, IF ANY, UNDER THE CLOSING DOCUMENTS, (II) ANY ACTS OF FRAUD BY SELLER OR (III) ANY CLAIMS MADE BY THIRD PARTIES AGAINST BUYER AFTER THE CLOSING DATE TO THE EXTENT SUBJECT TO INDEMNIFICATION HEREUNDER..

Execution Version (B) EXCEPT ONLY AS OTHERWISE EXPRESSLY PROVIDED HEREIN OR IN ANY CLOSING DOCUMENT, FROM AND AFTER CLOSING, SELLER HEREBY AGREES BUYER SHALL HAVE NO LIABILITY WITH RESPECT TO THE EXCLUDED IT ASSETS OR EXCLUDED INTELLECTUAL PROPERTY TO THE EXTENT SUCH ASSETS REMAIN AT THE PROPERTY FOLLOWING CLOSING. SELLER SHALL BE SOLELY RESPONSIBLE FOR REMOVING ANY EXCLUDED IT ASSETS OR EXCLUDED INTELLECTUAL PROPERTY AND ANY FAILURE TO DO SO SHALL NOT IMPOSE ANY LIABILITY ON BUYER. ARTICLE VIII TITLE AND PERMITTED EXCEPTIONS Section 8.1. Title Insurance and Survey. On the Closing Date and subject to the terms and conditions of this Agreement, Seller’s fee simple interest in the Property shall be sold and is to be conveyed, and Buyer agrees to purchase Seller’s fee simple interest in the Property subject only to the Permitted Exceptions and the provisions of this Article VIII. Section 8.2. Title Commitment; Survey. Buyer has provided Seller with complete copies of the Title Commitments Buyer has received from the Title Company prior to the Effective Date. Seller and Buyer agree the schedule of exceptions and matters that do not constitute Permitted Exceptions with respect to those Real Property Reports that have been obtained by Buyer at least ten (10) days prior to the last day of the Due Diligence Period (the “Title Delivery Date”) is set forth on Schedule 8.2 (the “Title Matters Schedule”) All exceptions and matters that appear in the Real Property Reports obtained by Buyer on or before the Title Delivery Date and are not included on the Title Matters Schedule shall be deemed “Permitted Exceptions” provided that in no event shall Post-Effective Date Voluntary Encumbrances or Monetary Encumbrances be deemed a “Permitted Exception”. Buyer shall not be deemed to be in receipt of any matter or exception reflected in the Title Commitment, Survey or any updates to the foregoing unless and until Buyer has obtained (with Buyer being responsible for obtaining) legible copies of all documents reflecting the applicable matters or exceptions with respect to which such disclosure relates and, as applicable, a Survey or updated Survey depicting same. Section 8.3. Certain Exceptions to Title; Inability to Convey. (a) From and after the Title Delivery Date, if Seller is unable to convey fee simple title to the Property, subject only to the Permitted Exceptions (each such matter other than the Permitted Exceptions, a “Title Defect”), then Buyer shall have the right to raise such Title Defect with Seller by delivering written notice describing such Title Defect (each a “Title Defect Notice”) no later than five (5) Business Days from the date Buyer first obtains any updated Real Property Report identifying any matter that constitutes a Title Defect (and in any event prior to Closing). If Buyer fails to timely deliver a Title Defect Notice, Buyer shall be deemed to have waived such Title Defect and such Title Defect shall be deemed to be a Permitted Exception. Seller may elect (but shall not be obligated) to remove or cause to be removed and discharged of record (hereafter “Cure”) any title matters which are not Permitted Exceptions as set forth in a timely Title Defect Notice (hereafter a “Reported Title Defect”), and shall be entitled (in Seller’s sole discretion) to a reasonable adjournment of the Closing (not to exceed thirty (30) days) for the purpose of such Cure. Seller shall notify Buyer of Seller’s election to Cure or not Cure any Reported Title Defect within five (5) days of receipt of such Title Defect Notice (and in any event no later than two (2) Business Days prior to the Closing) and if Seller provides no such notice, Seller shall be deemed to have elected to cure the Title Defect(s) set forth therein. If Seller fails to Cure any Reported Title Defect and/or the matters set forth on the Title Matters Schedule and otherwise is unable to convey fee title to the Property to Buyer at Closing subject only to Permitted Exceptions, Buyer may elect, as its sole and exclusive remedy therefore, either to (x) terminate this Agreement by giving written notice to Seller and Escrow Agent, in

Execution Version which event, the Escrow Agent shall disburse the Independent Consideration to Seller, and subject to Section 15.5, the balance of the Earnest Money shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for those obligations which expressly survive the termination of this Agreement, or (y) waive such Title Defects or exceptions or matters on the Title Matters Schedule, in which event such Title Defects shall be deemed additional “Permitted Exceptions” and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price. Notwithstanding anything in this Agreement to the contrary, Seller shall be obligated at Closing to cause the release or discharge of (i) any Voluntary Encumbrance created by Seller on or after the Effective Date (each, a “Post-Effective Date Voluntary Encumbrance”) and (ii) any lien encumbering the Property that is not a Permitted Exception and that may be removed by the payment of a sum of money (a “Monetary Encumbrance”), provided Seller shall not be obligated to spend more than $750,000 (the “Monetary Lien Cap”) with respect to Monetary Encumbrances. The parties acknowledge and agree that Seller shall have the right to apply or cause Escrow Agent to apply all or any portion of the Purchase Price to cause the release of any Post-Effective Date Voluntary Encumbrance, Reported Title Defect, or any Monetary Encumbrance, as applicable; provided however that Seller shall not be obligated to spend more than Monetary Lien Cap, and if the Monetary Encumbrances in the aggregate are in excess of the Monetary Lien Cap and Seller elects or is deemed to have elected not to cure such Monetary Encumbrance, then Buyer shall have the option to (i) terminate this Agreement by giving written notice to Seller and Escrow Agent, in which event, the Escrow Agent shall disburse the Independent Consideration to Seller, and subject to Section 15.5, the balance of the Earnest Money shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for those obligations which expressly survive the termination of this Agreement, or (ii) waive its objection to such Monetary Encumbrances, in which case such Monetary Encumbrance shall be deemed to be a Permitted Exception. (b) Seller, at Seller’s sole cost and expense, shall have the duty to remove or comply with or repair any Violation, and any condition, matter or thing whether or not noted, which, if noted, would reasonably be expected to result in a Violation being placed on the Property. Seller shall be responsible for any fees, fines or penalties incurred or payable in connection with such Violations, and if any Violations may be removed by the payment of a sum of money, Seller shall have the right to utilize a portion of the Purchase Price that would otherwise be payable to Seller equal to such sum to cause the removal of said Violation. (c) Except as expressly set forth in this Section 8.3, nothing contained in this Agreement shall be deemed to require Seller to take or bring any action or proceeding or any other steps to remove any title exception or to expend any moneys therefor, nor shall Buyer have any right of action against Seller, at law or in equity, for Seller’s inability to convey its interest in the Property subject only to the Permitted Exceptions. Section 8.4. Buyer’s Right to Accept Title. (a) Notwithstanding the foregoing provisions of this Article VIII, Buyer may, by written notice given to Seller at any time prior to the earlier of (x) the Closing Date and (y) the termination of this Agreement, elect to accept such title as Seller can convey, notwithstanding the existence of any Title Defect or exceptions or matters on the Title Matters Schedule. In such event, this Agreement shall remain in effect and the parties shall proceed to Closing, but Buyer shall not be entitled to any abatement of the Purchase Price, any credit or allowance of any kind, or any claim or right of action against Seller for damages or otherwise by reason of the existence of any Title Defect or exceptions or matters on the Title Matters Schedule except as otherwise agreed upon by the parties. (b) Buyer shall be entitled to request that the Title Company provide such endorsements (or amendments) to the Title Policy as Buyer may reasonably require.

Execution Version Section 8.5. Cooperation. In connection with obtaining the Title Policy, Buyer and Seller, as applicable, and to the extent requested by the Title Company, shall deliver to the Title Company (a) evidence sufficient to establish (i) the legal existence of Buyer and Seller and (ii) the authority of the respective signatories of Seller and Buyer to bind Seller and Buyer, as the case may be, and (b) a certificate of good standing of Buyer and Seller. In addition, Seller will deliver to the Title Company at Closing, if and to the extent requested by Title Company, an owner’s title affidavit, gap indemnity and mechanics lien indemnity substantially in the form attached hereto as Exhibit K (“Title Affidavit”). With respect to any Capital Expenditures Work completed and paid for by Seller prior to Closing, Seller shall also provide copies of lien waivers or such other documents as the Title Company shall reasonably require in order to insure over liens related thereto on the Title Policy. ARTICLE IX TRANSACTION COSTS; RISK OF LOSS Section 9.1. Transaction Costs (a) Buyer and Seller agree to comply with all real estate transfer and recordation tax laws applicable to the sale of the Assets. (b) At Closing, Seller shall pay or cause to be paid (i) all transfer Taxes payable including all conveyance Taxes (including, without limitation, documentary stamp taxes and surtax, if any), general excise Taxes, any sales Tax and other Taxes, in each case pertaining to the sale of the Property, (ii) one-half (1/2) of all escrow charges and recording fees, (iii) one-half (1/2) of all costs for the Title Policy (including premiums, extended coverage, search costs and update charges), and (iv) all costs in connection with discharging any Post-Effective Date Voluntary Encumbrances, Monetary Encumbrances and exceptions or matters that are not Permitted Exceptions that are the obligation of Seller hereunder. (c) At Closing, Buyer shall pay (i) one-half (1/2) of all escrow charges and recording fees, (ii) all costs of any endorsements to the Title Policy, (iii) one-half (1/2) of all costs for the Title Policy (including premiums, extended coverage, search costs and update charges), (iv) all fees, costs or expenses in connection with Buyer’s due diligence reviews and analyses hereunder, (v) all applicable sales tax, title and related transfer fees payable in connection with the transfer of the Personal Property (including without limitation all motor vehicles and golf carts) and (vi) any recording fees other than the costs in connection with discharging any Post-Effective Date Voluntary Encumbrances and Monetary Encumbrances. (d) Any other transaction costs shall be paid by Buyer and Seller, as applicable, in accordance with local custom for the Property. Seller and Buyer shall pay their respective shares of prorations as hereinafter provided. Except as otherwise expressly provided in this Agreement, each party shall pay the fees of its own attorneys, accountants and other professionals. Buyer and Seller each agree to take such actions and to execute such certificates and other documents as from time to time shall be reasonably requested by each other in order to minimize the amount of any transfer Taxes under this subsection (a). (e) Each party to this Agreement shall indemnify the other party hereto and its respective successors and assigns from and against any and all Losses which such other party may sustain or incur as a result of the failure of either party to timely pay any of the aforementioned Taxes, fees or other charges for which it has assumed responsibility under this Section 9.1. The provisions of this Section 9.1 shall survive the Closing or the termination of this Agreement indefinitely.

Execution Version Section 9.2. Risk of Loss. (a) If, on or before the Closing Date, the Property or any portion thereof shall be (i) damaged or destroyed by fire or other casualty or (ii) taken, or threatened to be taken, as a result of any condemnation, eminent domain or similar proceeding, including the receipt of any notice letter related thereto, Seller shall promptly notify Buyer prior to the Closing and, at Closing, Seller will credit against the Purchase Price payable by Buyer at the Closing an amount equal to the net proceeds, if any, received by Seller as a result of such casualty or condemnation, together with a credit for any deductible under such insurance. If as of the Closing Date, Seller has not received all or any portion of such insurance or condemnation proceeds, then the parties shall nevertheless consummate on the Closing Date the conveyance of the Assets (without any credit to Buyer for such insurance or condemnation proceeds except for a credit for (i) an amount equal to the lesser of (x) the reasonably estimated cost to restore any such damage and (y) any deductible under such insurance as provided for herein and (ii) the reasonably estimated amount of any uninsured loss) and Seller will at Closing assign to Buyer all rights of Seller, if any, to the insurance or condemnation proceeds and to all other rights or claims arising out of or in connection with such casualty or condemnation. (b) Notwithstanding the provisions of Section 9.2(a), if, on or before the Closing Date, the Property or any portion thereof shall be (i) damaged or destroyed by a Material Casualty or (ii) subject to a Material Condemnation, Buyer shall have the right, exercised by written notice to Seller, to terminate this Agreement, in which event the Escrow Agent shall disburse the Independent Consideration to Seller and, subject to Section 15.5, the balance of the Earnest Money shall be returned to Buyer and neither party hereto shall have any further rights or obligations hereunder other than those which expressly survive the termination of this Agreement. (c) If Buyer does not terminate this Agreement in accordance with Section 9.2(b), the provisions of Section 9.2(a) shall apply. (d) The provisions of this Section 9.2 shall survive the Closing. ARTICLE X ADJUSTMENTS AND CONSENTS Unless otherwise provided below, the following are to be adjusted and prorated between Seller and Buyer as of 11:59 P.M. local time at the Property on the day preceding the Closing (the “Cut- Off Time”), based upon a 365 day year, such that all items of income and expense for the Property on the Closing Date shall be for the account of Buyer, and the net amount thereof under this Article X shall be paid together with (if such net amount is in Seller’s favor) or credited against (if such net amount is in Buyer’s favor) the Purchase Price payable at Closing: Section 10.1. Taxes and Assessments. (a) Seller shall pay any and all Taxes, including all real property Taxes and personal property Taxes, sales Taxes, general excise Taxes and room occupancy, hotel, resort, and use Taxes accrued with respect to the Property for all periods ending prior to the Closing Date, and Buyer shall pay any and all sales Taxes, general excise Taxes, room occupancy, hotel, resort, and use Taxes accruing with respect to the Assets for the periods beginning on and after the Closing Date. Seller will (i) prepare all Tax Returns associated with any Taxes accrued for any and all periods ending on or prior to the Closing Date, and (ii) provide to Buyer copies of any Tax Returns Seller files from and after the date hereof prior to or concurrently with the filing thereof. Buyer shall prepare all other Tax Returns with respect to the Assets

Execution Version (including, in consultation with Seller, Tax Returns for all taxable periods that include (but do not end on) the Closing Date) and reflect any comments from Seller to the extent reasonable. This Section 10.1(a) shall not be deemed to have merged or terminated upon the Closing Date. (b) All real estate Taxes and assessments levied against the Assets and all other public or governmental charges shall be prorated as of the Cut-Off Time between Buyer and Seller. If the amount of any such Taxes is not ascertainable on the Closing Date, the proration for such taxes shall be based on the most recent available bill (taking into account all applicable discounts for early payment); provided, however, that after the Closing, notwithstanding anything to the contrary contained in Section 10.15, Seller shall be responsible for payment of all such Taxes coming due after the Closing Date and Seller and Buyer shall re-prorate such Taxes and pay any deficiency in the original proration to the other party promptly upon, and in no case later than thirty (30) days following, receipt of the actual bill for the relevant taxable period. The re-proration obligation under this subsection shall survive the Closing and, for avoidance of doubt, shall include and further apply to any final adjustment of the 2025 real property tax bills for the Resort Property arising out of Seller’s Tax Proceedings under Article XII hereof, and Seller and Buyer shall re-prorate such Taxes and pay any deficiency in the original proration to the other party promptly upon, and in no case later than thirty (30) days following receipt of payment following such final adjustment. (c) In the event that the Assets or any part thereof shall be or shall have been affected by an assessment or assessments that is payable, or is permitted to be paid, in annual or other installments, Seller shall, at the Closing, be responsible for any installments due prior to the Closing and Buyer shall be responsible for any installments due on or after the Closing. Section 10.2. Water and Sewer Charges. Water rates, water meter charges, sewer rents and vault charges, if any, shall be adjusted and prorated on the basis of the fiscal period for which assessed. If there is a water meter, or meters, on the Property, Seller agrees that it shall at the Closing furnish a reading of same to a date not more than thirty (30) days prior to the Closing and the unfixed meter charges and the unfixed sewer rent thereon for the time intervening from the date of the last reading shall be apportioned on the basis of such last reading, and shall be appropriately readjusted after the Closing on the basis of the next subsequent bills. Unmetered water charges shall be apportioned on the basis of the charges therefor for the same period of the preceding calendar year, but applying the current rate thereto. Section 10.3. Utility Charges. Buyer shall transfer all utilities at the Property to its name as of the Closing Date, and where necessary, post deposits with the utility companies. Seller shall use commercially reasonable efforts to cause all utility meters to be read as of the Closing Date. Seller shall be entitled to recover any and all deposits held by any utility company as of the Closing Date; provided that if any such deposit is transferred to Buyer at Closing, Seller shall receive a credit at Closing in the amount of the deposit so transferred. All charges for utilities shall be prorated outside of the escrow contemplated herein within sixty (60) days after the Closing Date. Section 10.4. Miscellaneous Revenues. Revenues, if any, arising out of telephone booths, vending machines, or other income-producing agreements shall be adjusted and prorated between Buyer and Seller as of the Cut-Off Time. Section 10.5. Assumed Contracts. With respect to amounts due under the Assumed Contracts, Buyer shall receive a credit at Closing for any amounts unpaid and attributable to the period prior to the Closing Date and Seller shall receive a credit at Closing for any amounts previously paid and attributable to any period on and following the Closing Date. Section 10.6. Accounts Receivable.

Execution Version (a) Guest Ledger. All revenues received or to be received from transient guests on account of room rents, facilities occupied and the use of the premises (including without limitation parking areas, mini-bar sales, phone and other communication charges and the like) for the period prior to but excluding the Cut-Off Time shall belong to Seller. At Closing, Seller shall receive a credit in an amount equal to: (a) all amounts charged to the Guest Ledger for all room nights up to (but not including) the night during which the Cut-Off Time occurs, and (b) one half (½) of all amounts charged to the Guest Ledger for the room night which includes the Cut-Off Time. For the period beginning with the room night immediately following the room night which includes the Cut-Off Time, all revenues collected from the Guest Ledger shall belong to Buyer and Buyer shall be entitled to retain all deposits made and amounts collected with respect to such Guest Ledger. (b) Accounts Receivable (Other than Guest Ledger). On the Closing Date, Seller shall assign to Buyer all Accounts Receivable that are 60 days or less past due as of the Cut-Off Time (the “Assigned Accounts Receivable”), and Buyer shall pay to Seller an amount equal to (x) 100% of all Assigned Accounts Receivable that are 30 days or less past due as of the Cut-Off Time; and (y) 80% of all Assigned Accounts Receivable that are between 31 days and 60 days past due as of the Cut-Off Time. Buyer shall have the sole right to collect and retain all such Assigned Accounts Receivable. For the avoidance of doubt, Seller shall not receive a credit for any Accounts Receivable other than the Assigned Accounts Receivable. Section 10.7. Accounts Payable. Seller shall be responsible for all Accounts Payable (as shown on the books and records of the Property as of the Cut-Off Time) to the extent attributable to the period preceding the Cut-Off Time, and at the Closing, Buyer shall receive a credit for any such Accounts Payable that remain unpaid as of the Closing and shall use such credit to pay such Accounts Payable. Buyer shall be charged with any prepaid Accounts Payable incurred in the ordinary course of business to the extent those Accounts Payable are attributable to the period after the Cut-Off Time. From and after the Closing Date, Buyer shall be responsible for paying when due all other Accounts Payable arising out of the operation of the Property from and after the Cut-Off Time. Section 10.8. Bookings; Booking Deposits. At the Closing, Buyer shall assume all of the obligations of Seller under all Bookings as of the Cut-Off Time, including obligations with respect to any prepaid amounts and deposits under the Booking Deposits not earned as of the Cut-Off Time (but only to the extent that Buyer receives a credit for such amounts hereunder), and Buyer shall receive a credit at the Closing in an amount equal to all such amounts (and, therefore, Seller shall have the right to retain any amounts relating to such items on deposit in Seller’s accounts). All performance obligations with respect to prepaid amounts under the Booking Deposits for which Buyer has received credit as of the Cut-Off Time shall be the obligation of Buyer after the Closing. Section 10.9. Cash on Hand. Seller shall receive a credit for all cash on hand held by Seller at any register at the Property. Section 10.10. Restaurants and Bars. Seller shall close out the transactions in the restaurants and bars in the Property as of the Cut-Off Time and shall retain all monies accrued for restaurant and bar sales as of the Cut-Off Time, and Buyer shall be entitled to any monies accrued from the restaurants and bars thereafter. Section 10.11. Gift Certificates. Buyer shall receive a credit equal to ninety percent (90%) of all outstanding Gift Certificates or coupons issued by Seller as of the Closing Date that entitle the holder or bearer thereof to a credit (whether a specific dollar amount or for a specified service). At Closing, Seller shall furnish Buyer with a listing or other detailed description of the combined monetary amount of such outstanding gift certificates, coupons or other writings representing Buyer’s credit hereunder.

Execution Version Section 10.12. Club Dues and Fees. All Club Monthly Dues for the month in which the Closing occurs shall be prorated as of the Cut-Off Time between the Buyer and Seller, but only to the extent any such dues are actually paid and received by Seller or charged to the member’s credit card prior to the Cut- Off Time. To the extent, after the Cut-Off Time, Golf Course Seller receives any Club Monthly Dues for the month in which the Closing occurs or for any month following the month in which the Closing occurs (including any dues paid annually in advance), Golf Course Seller shall deliver or credit to Buyer the full amount of such Club Monthly Dues. All prepaid locker fees, range fees and/or cart fees, handicap fees and bag storage fees shall be prorated as of the Cut-Off Time. Seller shall be entitled to retain all Club Initiation Fees paid in respect of Club memberships prior to Closing. Section 10.13. Employees. Immediately prior to Closing, Seller shall be entitled to terminate the employment of all of Seller’s employees at the Property and, subject to the requirements of applicable laws and plan terms, all employee benefits. Seller shall be responsible for all Employee Compensation and other costs of employment of Employees relating to the period at or prior to the Cut-Off Time (regardless of whether such Employee Compensation is payable following the Cut-Off Time) and Buyer shall be responsible for all Employee Compensation and other costs of hiring and employment of Employees relating to the period it employs the Employees (if any). For the avoidance of doubt, and not in limitation of the foregoing, (i) Buyer (or Buyer’s Affiliate or manager, as applicable), solely to the extent Buyer (or Buyer’s Affiliate or manager, as applicable) assumes responsibility for any of the following compensation related items, shall receive a credit as of the Closing for (i) one hundred percent (100%) of any vacation, personal leave, and sick leave that was accrued and available to Continuing Employees (other than those Continuing Employees listed on Schedule 3.2(s)(iii)) as of the Cut-Off Time (“Accrued PTO”), and (ii) annual bonuses and short term sales bonuses in effect for 2025 for the Continuing Employees (other than those Continuing Employees listed on Schedule 3.2(s)(iii)) (the “Bonus Recipients”) that Seller has not paid as of the Closing Date, with the credit to Buyer equal to the target amount of such unpaid bonuses (including the estimated amount of associated employer payroll taxes), in each case pro-rated between Seller and Buyer for calendar year 2025 as of the Cut-Off Time. Resort Seller shall pay to each of the Continuing Employees listed on Schedule 3.2(s)(iii) (i) at Closing, their respective Accrued PTO amount (if any), and (ii) on or prior to February 28, 2026, their respective full target annual bonus amount in effect for 2025 (each, a “Specified Target 2025 Bonus”). Notwithstanding the foregoing, or anything herein to the contrary, to the extent that (i) Buyer does not pay the applicable 2025 bonus payment to one or more Bonus Recipient(s) for any reason or (ii) one or more Bonus Recipient(s) forfeit(s) the right to receive the applicable 2025 bonus payment as a result of a termination of such Bonus Recipient(s) employment with Buyer (or Buyer’s Affiliate of manager, as applicable) prior to the applicable bonus payment date, and in either case Buyer has received a credit in respect of such bonus payments in accordance with the immediately preceding sentence, Buyer shall pay, or cause to be paid, to Seller by wire transfer of immediately available funds to such account as Seller shall designate in writing to Buyer, an amount equal to the credit received by Buyer in respect of each such forfeited bonus no later than March 31, 2026. In addition, in the event Resort Seller does not pay one or more Specified Target 2025 Bonuses on or prior to February 28, 2026 (each, an “Unpaid Specified Bonus”), Seller shall pay, or cause to be paid, to Buyer no later than March 31, 2026 by wire transfer of immediately available funds to such account as Buyer shall designate in writing to Seller, an amount equal to the Unpaid Specified Bonus(es) (including the estimated amount of associated employer payroll taxes), pro-rated between Seller and Buyer for calendar year 2025 as of the Cut-Off Time and promptly following receipt of such payment, Buyer shall pay the applicable Unpaid Specified Bonus to each applicable Continuing Employee; provided, however, Buyer shall not be liable for any Third-Party Claim arising out of or relating to the failure to timely pay any Specified Target 2025 Bonus. In no event shall Buyer (or Buyer’s Affiliate or manager, as applicable) be responsible for any profit sharing, severance, pension obligations, retirement accounts, retention benefits, retention bonuses, or retention annuities of the Employees whether or not such Employees were hired by Buyer (or Buyer’s Affiliate or manager).

Execution Version Section 10.14. Prepayments. Seller shall receive a credit at Closing for all deposits and prepaid amounts to the extent attributable to periods from and after the Cut-Off Time with respect to (a) prepaid premiums under any insurance policies and Licenses and Permits that are assigned to and assumed by Buyer (at Buyer’s sole discretion) for which Buyer will receive the benefit from or after the Closing, (b) prepaid amounts in respect of orders made in the ordinary course of business for Consumables and Retail Merchandise and similar items to be received at the Property after the Cut-Off Time but only to the extent such Consumables and Retail Merchandise may be used for future use at the Property after the Closing Date and (c) prepaid sales and booking commissions in respect of Bookings for periods after the Cut-Off Time. The amount of such credit shall be determined by proration, as of the Cut-Off Time, taking into account the actual amount paid and the time period covered with respect to each applicable prepayment. For avoidance of doubt, Seller shall be entitled to receive and retain any refunds in respect of prepayments under Contracts or insurance policies that are not assigned to and assumed by Buyer. Section 10.15. Other Adjustments. If applicable, the Purchase Price shall be adjusted at Closing to reflect the adjustment of any other item which, under the explicit terms of this Agreement, is to be apportioned at Closing. Any other items of operating income or operating expense that are customarily apportioned between the parties in real estate closings of comparable commercial properties in the metropolitan area where the Property are located, shall be prorated as applicable. Personal Property, Consumables, or Retail Merchandise shall not be subject to prorations or reprorations under this Agreement. Section 10.16. Re-Adjustment. (a) In the event any prorations or apportionments made under this Article X shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item that cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available. (b) Seller and Buyer shall submit to one another their respective calculation of all prorations, re-prorations, apportionments and adjustments provided for in Section 10.2 through Section 10.14 (hereafter “Adjustments”) no later than one hundred twenty (120) days after Closing. Seller and Buyer shall work together in diligent cooperation to agree to all Adjustments within thirty (30) days thereafter, with Seller or Buyer as applicable paying to the other the final amount due with respect to such Adjustments within ten (10) days of final agreement. If Seller and Buyer have not agreed to the final amount of all Adjustments, or if any agreed amount has not been paid, within one hundred sixty (160) days after Closing (the “Reproration Period”), a certified public accountant reasonably acceptable to the Parties shall determine any such adjustments which have not been agreed between such Parties. If Seller and Buyer are unable to mutually agree upon the selection of a certified public accountant by the expiration of the Reproration Period, then Deloitte shall serve as the certified public accountant to determine the adjustments. The charges of such accountant shall be borne equally by the parties to such disputed adjustment. All adjustments to be made as a result of the final results of the adjustments shall be paid to the party entitled to such adjustment within ten (10) days after the final determination thereof. (c) Any prorations, re-prorations, apportionments and adjustments provided for in Section 10.1 shall be adjusted in accordance with and within the time required under Section 10.1(b). (d) The obligations of Seller and Buyer under this Article X shall survive the Closing for one (1) year except as provided in this Section 10.15. SECTION 10.17. Adjustment of Purchase Price. Each of the credits, debits, charges, adjustments and prorations provided for in this Article X shall be set forth on the Closing Statement. The aggregate amount of all credits to Seller and charges to Buyer provided for in this Article X

Execution Version shall be added to the amount of immediately available funds due from Buyer and payable to Seller at Closing and shall be treated as an increase of the Purchase Price for all tax purposes. The aggregate amount of all debits and charges to Seller and credits to Buyer provided for in this Article X shall be deducted from the amount of immediately available funds due from Buyer and payable to Seller at Closing treated as a decrease of the Purchase Price for all tax purposes. SECTION 10.18. Consents. This Agreement will not constitute an assignment, attempted assignment or agreement to assign any Contract to the extent that any attempted assignment or agreement to assign such Contract without the consent of any Person would constitute a breach thereof or would impair the rights of Seller or Buyer thereunder. In the event consent has not been obtained pursuant to the previous sentence for any Contract, Seller and Buyer shall use commercially reasonable efforts to obtain such consent as soon as practicable following the Closing. Until such Consent is obtained, or the Contract to which such consent relates is novated or terminated, to the extent permissible under such Contract, Buyer will be entitled to receive all of Seller’s benefits under such Contract and, to the extent it receives such benefits, will perform all of the obligations of Seller under such Contract. Seller and Buyer shall reasonably cooperate to enable the due performance under such Contract. ARTICLE XI INDEMNIFICATION Section 11.1. Indemnification by Seller. Following the Closing and subject to Section 11.3, Section 11.4, Section 11.5 and Section 11.7, Seller shall indemnify and hold Buyer and its Affiliates, members, partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, the “Buyer-Related Entities”) harmless from and against any and all Losses that are actually incurred by Buyer and any such Buyer-Related Entities arising out of or resulting from (a) Seller’s breach of any representation or warranty of Seller contained in this Agreement or in any Closing Document, (b) Seller’s breach of any covenant of Seller contained in this Agreement or in any Closing Document and (c) Seller’s obligations with respect to the pending claim of Resort Seller against Steward-Mellon Company LLC related to the flooring work in the food hall at the Resort Property (the “Food Hall Claim”). Section 11.2. Indemnification by Buyer. From and after the Closing and subject to Section 11.4 and Section 11.5, Buyer shall indemnify and hold Seller and its Affiliates, members, partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, the “Seller-Related Entities”) harmless from and against any and all Losses suffered or incurred by Seller and any Seller-Related Entities arising out of or resulting from, (a) Buyer’s breach of any representation or warranty by Buyer contained in this Agreement or in any Closing Document, and (b) Buyer’s breach of any covenant of Buyer contained in this Agreement or in any Closing Document that expressly survives Closing. Section 11.3. Limitations on Indemnification. Notwithstanding the foregoing provisions of Section 11.1 and Section 11.2, the following limitations shall apply to the indemnification obligations of the Parties. (a) Seller and Buyer shall not be required to indemnify Buyer or any Buyer-Related Entities or Seller or any Seller-Related Entities, as applicable under Section 11.1 or Section 11.2, as applicable, unless the aggregate of all Losses for which an indemnity would otherwise be payable by Seller under Section 11.1 or Buyer under Section 11.2 exceeds the Basket Limitation and, in such event, Seller and Buyer, as applicable shall be responsible for the entire amount of such Losses. In no event shall the liability of Seller with respect to the indemnification provided for in Section 11.1 or Buyer with respect to the indemnification provided for in Section 11.2 exceed in the aggregate the Cap Limitation (provided that (i) Seller’s and Buyer’s obligations under Section 9.1 with respect to transaction costs, (ii) Seller’s and

Execution Version Buyer’s obligations under Article X with respect to prorations and adjustments, (iii) Seller’s indemnification obligations under Section 14.1(b) with respect to Employees, (iv) Seller’s obligations for the breach of any of the representations and warranties set forth in Section 3.2(o) with respect to Taxes (v) Seller’s and Buyer’s obligations under Section 15.2 with respect to the brokers, (vi) Seller’s obligations with respect to the Food Hall Claim, (vii) Buyer’s obligations with respect to the assumed Capital Expenditures Work under Section 3.4(e), (viii) Buyer’s obligations with respect to Covered Contracts under Section 4.2(a) and (ix) Buyer’s obligations with respect to Bookings under Section 4.2(b) shall not, in each case, be subject to the Basket Limitation or the Cap Limitation). (b) Buyer shall not be entitled to indemnification for any Losses arising out of or resulting from any breach or inaccuracy of a representation or warranty by Seller if there was Buyer’s Knowledge of the breach or inaccuracy at or prior to Closing. (c) Seller shall not be entitled to indemnification for any Losses arising out of or resulting from any breach or inaccuracy of a representation or warranty by Buyer if there was Seller’s Knowledge of the breach or inaccuracy at or prior to Closing. Section 11.4. Survival. The representations, warranties and covenants contained in this Agreement and the Closing Documents shall survive for a period of nine (9) months after the Closing unless a longer or shorter survival period is expressly provided for in this Agreement (such period, the “Survival Period”). No action or proceeding thereon shall be valid or enforceable, whether at law or in equity, if a legal proceeding is not commenced on or before the expiration of the Survival Period. Section 11.5. Indemnification Procedures. (a) In the event that any indemnified party (the “Indemnified Party”) becomes aware of any claim or demand for which such Indemnified Party is entitled to indemnification from an indemnifying party (an “Indemnifying Party”) under the indemnification provisions of this Agreement or any Closing Document (an “Indemnification Claim”), such Indemnified Party shall promptly notify the Indemnifying Party in writing of such Indemnification Claim, the amount or the estimated amount of damages sought thereunder to the extent then ascertainable (which estimate shall not be conclusive of the final amount of such Indemnification Claim), any other remedy sought thereunder, any relevant time constraints relating thereto and, to the extent practicable, any other material details pertaining thereto, in each case to the extent actually known to such party (a “Claim Notice”); provided, that no delay on the part of the Indemnified Party in giving such Claim Notice shall relieve the Indemnifying Party of any indemnification obligations hereunder except to the extent that the Indemnifying Party is prejudiced by such delay (b) If any claim, demand, action, suit, or proceeding is asserted or instituted by any third party (a “Third-Party Claim”) for which the Indemnified Party may seek indemnification, the Indemnifying Party shall have the right, upon written notice to the Indemnified Party, to assume the defense of such Third Party Claim at its own expense and with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall cooperate in all reasonable respects with such defense. So long as the Indemnifying Party is diligently conducting the defense of the Third-Party Claim, the Indemnified Party shall not settle, compromise, or otherwise resolve any Third-Party Claim without the Indemnifying Party’s prior written consent. The Indemnifying Party shall not settle any Third Party Claim without the Indemnified Party’s prior written consent (not to be unreasonably withheld) unless such settlement includes only the payment of monetary damages (which are fully paid by the Indemnifying Party), does not impose any injunctive or equitable relief upon the Indemnified Party, does not require any admission or acknowledgment of liability or fault of the Indemnified Party and contains an unconditional release of the Indemnified Party in respect of such Third-Party Claim.

Execution Version Section 11.6. Reduction. The amount of any Losses for which any Indemnified Party is entitled to indemnification pursuant to this Article XI shall be reduced by the amount of insurance proceeds actually recovered by the Indemnified Party with respect to such Losses, net of any out-of-pocket cost of recovery, or any amounts actually recovered by an Indemnified Party pursuant to an indemnification, contribution or similar obligation of another Person (other than an Affiliate of such Indemnified Party). Section 11.7. Indemnification as Sole Remedy. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, covenant or other provision of this Agreement or any Closing Document which expressly survives the Closing shall be the indemnifications provided for under this Article XI, except as it relates to prorations obligations under Article X and the indemnification obligations under Section 9.1 (Transaction Costs), Section 15.2 (Brokers) and Section 15.24 (Guest Property). Nothing in this Section 11.7 shall operate to limit the common law liability of any Party for Fraud in the event a Party is finally determined by a court of competent jurisdiction to have committed Fraud. Section 11.8. Tax Treatment of Indemnity. Seller and Buyer agree that any indemnity payments made under this Agreement shall be treated as adjustments to the Purchase Price for all tax purposes, unless otherwise required by Applicable Law or pursuant to a final “determination” (within the meaning of Section 1313(a) of the Code or any similar provision of state, local or non-U.S. Law). Section 11.9. Waiver of Certain Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO INDEMNIFYING PARTY SHALL BE LIABLE TO ANY INDEMNIFIED PARTY (INCLUDING WITHOUT LIMITATION ALL OF EACH INDEMNIFIED PARTY’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, EQUITYHOLDERS, SUCCESSORS AND ASSIGNS) FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, OR TREBLE DAMAGES (INCLUDING ANY DAMAGES FOR LOSS OF BUSINESS OPPORTUNITY OR DIMINUTION IN VALUE), WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, WITHOUT REGARD TO WHETHER SUCH DAMAGES WERE OR ARE FORESEEABLE OR WHETHER THE INDEMNIFIED PARTY WAS OR IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT ONLY TO THE EXTENT ANY SUCH DAMAGES ARE AWARDED TO A THIRD PARTY IN A THIRD PARTY CLAIM FOR WHICH INDEMNIFICATION IS OTHERWISE AVAILABLE UNDER THIS AGREEMENT, AND ALL SUCH DAMAGES ARE HEREBY KNOWINGLY AND INTENTIONALLY WAIVED BY THE PARTIES. ARTICLE XII TAX CERTIORARI PROCEEDINGS Section 12.1. Prosecution and Settlement of Proceedings. Seller reserves and shall have the right to initiate, maintain and continue to prosecute and/or settle tax reduction proceedings including, but not limited to, administrative and/or judicial proceedings or appeals in respect of the Property, (hereafter “Tax Proceedings”) relating to the calendar year in which the Closing occurs and any prior calendar year; provided, however, that Seller shall not settle any Tax Proceedings relating to the calendar year in which the Closing occurs without Buyer’s prior written consent, which shall not be unreasonably withheld or delayed. Buyer shall reasonably cooperate with Seller in connection with the prosecution of any Tax Proceedings. Seller shall keep Buyer reasonably informed of the status of any Tax Proceedings that Seller is prosecuting. Seller shall be entitled to receive and retain any refunds, recoupments or other payments arising out of any Tax Proceeding that are attributable to any calendar year prior to the year of Closing. Any such refunds, recoupments or other payments attributable to the calendar year in which the Closing occurs shall be apportioned between the parties in accordance with the provisions of Section 10.15(b).

Execution Version Section 12.2. Application of Refunds or Savings. Any refunds or savings in the payment of Taxes resulting from such tax reduction proceedings on account of Taxes allocable to the period prior to the Closing Date shall belong to and be the property of Seller, and any refunds or savings in the payment of Taxes on account of Taxes allocable to the period from and after the Closing Date shall belong to and be the property of Buyer. All attorneys’ fees and other expenses incurred in obtaining such refunds or savings shall be apportioned between Seller and Buyer in proportion to the gross amount of such refunds or savings payable to Seller and Buyer, respectively; provided, however, that neither Seller nor Buyer shall have any liability for any such fees or expenses in excess of the refund or savings paid to such party unless such party initiated such proceeding. Section 12.3. Survival. The provisions of this Article XII shall survive the Closing. ARTICLE XIII DEFAULT Section 13.1. Buyer’s Default; Failure of Conditions. (a) This Agreement may be terminated by Seller prior to the Closing if any of the conditions precedent to Seller’s obligations set forth in Section 5.1 have not been satisfied or waived by Seller on or prior to the Closing Date or there is a material breach or default by Buyer under this Agreement on or prior to the Closing Date including, without limitation, any failure (x) to pay the Earnest Money within the time required hereunder or (y) to pay the Purchase Price or otherwise close the purchase and sale of the Assets on the terms set forth herein on the Closing Date, time being of the essence. (b) In the event this Agreement is terminated pursuant to Section 13.1(a)(i), the Escrow Agent shall, subject to Section 15.5, disburse the Earnest Money to Buyer, and upon such disbursement, this Agreement shall be null and void and of no further force or effect and neither party shall have any rights or obligations against or to the other except for those provisions hereof which by their terms expressly survive the termination of this Agreement. (c) In the event Seller terminates this Agreement pursuant to Section 13.1(a)(ii), the Escrow Agent shall, subject to Section 15.5, disburse the Earnest Money to Seller, and upon such disbursement Seller and Buyer shall have no further obligations under this Agreement, except those which expressly survive such termination. Buyer and Seller hereby acknowledge and agree that it would be impractical and/or extremely difficult to fix or establish the actual damage sustained by Seller as a result of such default by Buyer and agree that the Earnest Money is a reasonable approximation thereof. Accordingly, in the event that Buyer breaches this Agreement by materially defaulting in the purchase of the Assets on the Closing Date, the Earnest Money shall constitute and be deemed to be the agreed and liquidated damages of Seller, and shall be paid by the Escrow Agent to Seller as Seller’s sole and exclusive remedy hereunder. Section 13.2. Seller’s Default; Failure of Conditions. (a) This Agreement may be terminated by Buyer prior to the Closing if (i) any of the conditions precedent to Buyer’s obligations set forth in Section 5.2 have not been satisfied or waived by Buyer on or prior to the Closing Date or (ii) there is a material breach or default by Seller in the performance of its obligations under this Agreement. (b) Upon termination of this Agreement by Buyer pursuant to Section 13.1(a)(i), the Escrow Agent shall, subject to Section 15.5, disburse the Independent Consideration to Seller and the

Execution Version balance of the Earnest Money to Buyer, and upon such disbursement Seller and Buyer shall have no further obligations under this Agreement, except those which expressly survive such termination. (c) Upon material breach or default by Seller in the performance of its obligations under this Agreement, Buyer, as its sole and exclusive remedies for such material breach or default (either (i) terminate this Agreement, direct the Escrow Agent to deliver the Earnest Money to Buyer and receive reimbursement from Seller for all actual out-of-pocket costs incurred by Buyer in connection with this Agreement and the contemplated transaction, not to exceed $500,000 , at which time this Agreement shall be terminated and of no further force and effect except for the provisions which explicitly survive such termination or (ii) specifically enforce the terms and conditions of this Agreement (without the necessity of proving the inadequacy of money damages as a remedy); provided that such specific enforcement action must be initiated no later than sixty (60) days following such default. Notwithstanding the foregoing, if the remedy of specific performance is not available to Buyer because Seller has conveyed (or attempted to convey) the Property to a third party in violation of this Agreement, Buyer may seek from Seller (i) all actual out-of-pocket expenses incurred in connection with this Agreement and (ii) the difference between the Purchase Price set forth herein and the purchase price afforded to the third party. ARTICLE XIV EMPLOYEE MATTERS Section 14.1. Employee Matters. (a) Buyer’s Offers of Employment. No later than three (3) Business Days following the execution of this Agreement, Resort Seller shall deliver to Buyer an employee census, which includes a complete and current list of each current Employee and the following information with respect to each Employee: (i) base salary or wages, (ii) title or position, (iii) target bonus and/or commission opportunity, (iv) part-time or full-time status, and (v) active or inactive status (including length and type of leave and expected return date, if applicable) (the “Employee Census”). Buyer may, or may cause its Affiliate or manager to, offer employment to each Employee who is set forth on the Employee Census and actively employed by Resort Seller as of immediately prior to the Closing, (excluding those Employees in the positions listed on Schedule 14.1(a)) (the “Specified Employees”). Such offer of employment shall (i) provide for employment with Buyer (or Buyer’s Affiliate or manager, as applicable) commencing no earlier than the Closing and (ii) be subject to the conditions set forth in such offer of employment (any Employee who accepts an employment offer, a “Continuing Employee”). Resort Seller shall promptly notify Buyer in writing if any information in the Employee Census provided to Buyer is no longer current or accurate. Prior to the Closing, Resort Seller shall deliver, to the extent permitted under Applicable Law, all available personnel files of Continuing Employees, including: I-9 Employment Eligibility Verification Forms, copies of pay slips for the current calendar year, social security identities, and tax records (though nothing herein shall prohibit Resort Seller from retaining copies of such personnel files to the extent permitted by Applicable Law). (b) No Third-Party Beneficiaries. Nothing in this Section 14.1 shall create any third- party beneficiary rights for any Person not a party to this Agreement including without limitation any employees of Seller or Buyer. Buyer and Resort Seller acknowledge that all provisions contained in this Section 14.1 with respect to employees are included for the sole benefit of the parties hereto, and shall not be deemed to constitute an amendment to any employee benefit plan or create any right (i) in any other person, including any employees, former employees, or any beneficiary thereof or (ii) to employment or continued employment with Buyer or any of its Affiliates, managers or contractors following the Closing Date.

Execution Version (c) The provisions of this Article XIV shall survive the Closing. ARTICLE XV MISCELLANEOUS Section 15.1. Exculpation. (a) Notwithstanding anything to the contrary contained herein, Seller’s shareholders, partners, members, the partners or members of such partners or members, the shareholders of such partners or members, and the trustees, officers, directors, employees, agents and security holders of Seller and the partners or members of Seller assume and shall have no personal liability for any obligations entered into on behalf of Seller and none of their respective individual assets shall be subject to any claims of any person relating to such obligations. The foregoing shall govern any direct and indirect obligations of Seller under this Agreement. The provisions of this Section 15.1(a) shall survive the Closing or any termination of this Agreement. (b) Notwithstanding anything to the contrary contained herein, Buyer’s shareholders, partners, members, the partners or members of such partners or members, the shareholders of such partners or members, and the trustees, officers, directors, employees, agents and security holders of Buyer and the partners or members of Buyer assume no personal liability for any obligations entered into on behalf of Buyer and their individual assets shall not be subject to any claims of any person relating to such obligations. The foregoing shall govern any direct and indirect obligations of Buyer under this Agreement. The provisions of this Section 15.1(b) shall survive the Closing or any termination of this Agreement. Section 15.2. Brokers. (a) Seller represents and warrants to Buyer that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby other than Broker. Seller shall be responsible for the payment of any commission or fee due to Broker in connection with the subject transaction pursuant to the separate agreement between Seller and Broker. Seller agrees to indemnify, protect, defend and hold Buyer and the Buyer-Related Entities harmless from and against all Losses resulting from Seller’s breach of the foregoing representation in this Section 15.2(a). The provisions of this Section 15.2(a) shall survive the Closing or any termination of this Agreement indefinitely. (b) Buyer represents and warrants to Seller that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby other than Broker. Buyer agrees to indemnify, protect, defend and hold Seller and the Seller-Related Entities harmless from and against all Losses resulting from Buyer’s breach of the foregoing representations in this Section 15.2(b). The provisions of this Section 15.2(b) shall survive the Closing or any termination of this Agreement indefinitely. Section 15.3. Confidentiality; Press Release; IRS Reporting Requirements. (a) Subject to the remaining provisions of this Section 15.3, Buyer and Seller, and each of their respective Affiliates, shall hold as confidential all information concerning each other, and shall not release any such information to third parties without the prior written consent of the other parties hereto, except (i) any information which was previously or is hereafter publicly disclosed (other than in violation of this Agreement or other confidentiality agreements or written agreements between Seller or its Affiliates and Buyer or its Affiliates regarding the transactions contemplated by this Agreement), (ii) to their partners, advisers, underwriters, analysts, employees, Affiliates, officers, directors, consultants, lenders, potential

Execution Version lenders, investors, potential investors, accountants, legal counsel, title companies or other advisors of any of the foregoing, provided that they are advised as to the confidential nature of such information and are instructed to maintain such confidentiality or (iii) to comply with any law, rule or regulation. The foregoing shall supersede any prior confidentiality agreement or other written agreement that may have been entered into by the parties or their Affiliates. The provisions of this Section 15.3(a) shall survive the Closing or the termination of this Agreement for a period of one (1) year; provided that, Buyer and its Affiliates shall not be restricted from disclosing information regarding the Assets from and after Closing solely in connection with the operation of such Assets. (b) Neither Seller nor Buyer may issue a press release with respect to this Agreement and the transactions contemplated hereby without the prior written consent of the other party (such consent shall not be unreasonably withheld, conditioned or delayed) except such release, announcement or filing as is determined by Seller or Buyer’s legal counsel to be required under Applicable Law or the rules and regulations of any stock exchange upon which the securities of IP Seller are listed (including in a Form 8- K, 10-Q and other SEC reports required under the terms of the Securities Exchange Act of 1934 and its implementing regulations), in which case the party required to make the release, announcement or filing shall allow the other party reasonable time to comment on such release, announcement or filing in advance of such issuance or filing and shall consider such comments in good faith; provided, however, that Buyer, Seller and their respective Affiliates are permitted to disclose the consummation of the transactions contemplated hereby on their websites, in filings with a governmental entity pursuant to subsection (a) above, in connection with capital raising, investor relations, earnings calls and reports, and other similar activities and otherwise in the ordinary course of their business, and (ii) Buyer, Seller, and their respective Affiliates are permitted to report and disclose the status of this Agreement and the transactions contemplated hereby pursuant to any internal communication or otherwise to their respective employees. (c) For the purpose of complying with any information reporting requirements or other rules and regulations of the IRS that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement, including, but not limited to, any requirements set forth in Treasury Regulation Section 1.6045-4 and any successor version thereof (collectively, the “IRS Reporting Requirements”), Seller and Buyer hereby designate and appoint the Escrow Agent to act as the “IRS Reporting Person” (as that term is defined in the IRS Reporting Requirements) to be responsible for complying with any IRS Reporting Requirements. The Escrow Agent hereby acknowledges and accepts such designation and appointment and agrees to fully comply with any IRS Reporting Requirements that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement. Without limiting the responsibility and obligations of the Escrow Agent as the IRS Reporting Person, Seller and Buyer hereby agree to comply with any provisions of the IRS Reporting Requirements that are not identified therein as the responsibility of the IRS Reporting Person. Section 15.4. Escrow Provisions (a) The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and the Escrow Agent shall not be liable to either of the parties for any act or omission on its part, other than for its gross negligence or willful misconduct. Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including attorneys’ fees and disbursements, incurred in connection with the performance of the Escrow Agent’s duties hereunder. (b) The Escrow Agent has acknowledged its agreement to these provisions by signing this Agreement in the place indicated following the signatures of Seller and Buyer.

Execution Version Section 15.5. Earnest Money Escrow Account. (a) The Escrow Agent shall hold the Earnest Money in escrow in an interest-bearing bank account reasonably approved by Seller and Buyer (the “Earnest Money Escrow Account”). All investments of the Earnest Money shall be subject to the approval of Buyer. (b) The Escrow Agent shall hold the Earnest Money in escrow in the Earnest Money Escrow Account until the Closing or sooner termination of this Agreement and shall hold or apply such proceeds in accordance with the terms of this Section 15.5(b). Seller and Buyer understand that no interest is earned on the Earnest Money during the time it takes to transfer into and out of the Earnest Money Escrow Account. At the Closing, the Earnest Money shall be paid by the Escrow Agent to, or at the direction of, Seller. If for any reason the Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of such amount, the Escrow Agent shall, within twenty-four (24) hours thereof give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection within five (5) Business Days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such five (5) Business Day period or if for any other reason the Escrow Agent in good faith shall elect not to make such payment, the Escrow Agent shall continue to hold such amount until otherwise directed by joint written instructions from the parties to this Agreement or a final judgment of a court of competent jurisdiction. However, the Escrow Agent shall have the right at any time to deposit the Earnest Money with the clerk of the court of New York County. The Escrow Agent shall give written notice of such deposit to Seller and Buyer. Upon such deposit the Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder. Section 15.6. Successors and Assigns; No Third-Party Beneficiaries. The stipulations, terms, covenants and agreements contained in this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective permitted successors and assigns (including any successor entity after a public offering of stock, merger, consolidation, purchase or other similar transaction involving a party hereto) and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such assigns, any legal or equitable rights hereunder. Section 15.7. Assignment. This Agreement may not be assigned by Buyer without the prior written consent of Seller, with such consent to be granted or withheld in Seller’s sole discretion. Notwithstanding the foregoing, Buyer may designate one or more Affiliates of Buyer to which the Assets will be assigned at the Closing. Section 15.8. Further Assurances. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement. Section 15.9. Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if (a) hand delivered, (b) sent by certified or registered United States mail, postage prepaid, return receipt requested, (c) sent by expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) sent by electronic mail, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 15.9):

Execution Version (a) To Seller: c/o Allegiant Travel Company 1201 N. Town Center Drive Las Vegas, Nevada 89144 Attention: Robert Neal, CFO Email: Robert.neal@allegiantair.com with a copy thereof to: c/o Allegiant Travel Company 1201 N. Town Center Drive Las Vegas, Nevada 89144 Attention: Robert B. Goldberg, SVP, Senior Counsel Email: Robert.goldberg@allegiantair.com and Farr Law Firm, P.A. 99 Nesbit St. Punta Gorda, Florida 33950 Attention: David A. Holmes Esq. Email: dholmes@farr.com (b) To Buyer: c/o Blackstone Real Estate 345 Park Avenue 32nd Floor New York, New York 10154 Attention: General Counsel and Head, U.S. Asset Management Email: realestatenotices@blackstone.com with a copy thereof to: c/o Blackstone Real Estate 345 Park Avenue New York, New York 10154 Attention: Scott Trebilco Email: Scott.Trebilco@blackstone.com and: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Attn: Sasan Mehrara Email: smehrara@stblaw.com

Execution Version (c) To the Title Company/Escrow Agent: Old Republic National Title Insurance Company 20 South Clark Street, Suite 2900 Chicago, Illinois 60603 Attention: Gregory J. Chaparro, Senior Vice President Telephone: (312) 641-7787 Email: gchaparro@oldrepublictitle.com With a copy to: Lexington National Land Services, LLC 420 Lexington Avenue, Suite 1820 New York, New York 10170 Attention: Kelly Demonda, CEO/Leslie A. Wagers, Underwriting Counsel Telephone: (646) 783-6010/(646) 783-6013 E-mail: kdemonda@lexnls.com/lwagers@lexnls.com A notice shall be deemed to have been given: (i) in the case of hand delivery, when delivered; (ii) in the case of registered or certified mail, when delivered or upon the first attempted delivery on a Business Day; (iii) in the case of expedited prepaid delivery service, when delivered or upon the first attempted delivery on a Business Day; and (iv) in the case of email, upon the sender’s receipt of confirmation of delivery or upon the first attempted delivery on a Business Day. Section 15.10. Entire Agreement. This Agreement contains all of the terms agreed upon between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore had or made among the parties hereto are merged in this Agreement which alone fully and completely expresses the agreement of the parties hereto. Section 15.11. Amendments. This Agreement may not be amended, modified, supplemented or terminated, nor may any of the obligations of Seller or Buyer hereunder be waived, except by written agreement executed by Seller and Buyer or, with respect to a termination, except as otherwise specifically provided in this Agreement. Any waiver or consent given under this Section 15.11 shall be effective only in the specific instance, and for the purpose, for which given. Section 15.12. No Waiver. No waiver by either party of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply. Section 15.13. Governing Law. Except only as otherwise provided for in the definition of “Fraud” herein, this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of New York. Section 15.14. Submission to Jurisdiction. Buyer and Seller each irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York and (b) the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Buyer and Seller each irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (x) the Supreme Court of the State of New York and (y) the United States District Court for the Southern District of New York, and hereby further irrevocably and

Execution Version unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Section 15.15. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by Applicable Law. Section 15.16. Section Headings. The headings of the various Sections of this Agreement have been inserted only for purposes of convenience, are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement. Section 15.17. Counterparts. This Agreement may be executed in two or more counterparts and by facsimile or PDF signatures delivered via email, which taken together still constitute collectively one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party’s counterpart, facsimile or PDF signatures delivered via email. Section 15.18. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. Section 15.19. Recordation. Neither this Agreement nor any memorandum or notice of this Agreement may be recorded by any party hereto without the prior written consent of the other party hereto, other than in connection with an action for specific performance by Buyer. Section 15.20. Time is of the Essence. Seller and Buyer agree that time is of the essence with respect to the obligations of Seller and Buyer under this Agreement. Section 15.21. Schedules. Seller and Buyer agree that disclosure of any fact or item on any schedule attached to this Agreement shall, should the existence of such fact or item be relevant to any other schedule, be deemed to be disclosed with respect to that other schedule so long as the relevance of such disclosure to such other Section is reasonably apparent. Section 15.22. Waiver of Jury Trial. Seller and Buyer hereby irrevocably waive trial by jury in any action, proceeding or counterclaim brought by one party against another party on any matter arising out of or in any way connected with this Agreement. Section 15.23. Joint and Several. Notwithstanding anything to the contrary contained in this Agreement, each Seller shall be jointly and severally liable for the obligations and liabilities of Seller under this Agreement and in any document or certificate delivered by Seller pursuant to the terms of this Agreement. Section 15.24. Guest Property. (a) Safe Deposit Boxes. Prior to the Closing, Seller shall notify all guests or customers who are then using a safe deposit box at the Property in writing advising them of the pending change in ownership and operation of the Property and requesting them to conduct an inventory and verify the contents of such safe deposit box. All inventories by such guests or customers shall be conducted under the

Execution Version joint supervision of representatives of Seller and Buyer. Upon such inventory and verification, Seller shall deliver to Buyer all keys, receipts and agreements for such safe deposit box (and thereafter such safe deposit box shall be deemed an “Inventoried Safe Deposit Box”). If the Closing does not occur on the Closing Date for any reason whatsoever, Buyer immediately shall return all keys, receipts and agreements to Seller for such Inventoried Safe Deposit Boxes. Upon Closing, Seller shall deliver to Buyer all keys in Seller’s Possession for all safe deposit boxes not then in use, and a list of all safe deposit boxes which are then in use, but not yet inventoried by the depositor (the “Non-Inventoried Safe Deposit Boxes”), with the name and room number of such depositor. After the Closing, Seller and Buyer shall make appropriate arrangements for guests and customers at the Hotel to inventory and verify the contents of the Non- Inventoried Safe Deposit Boxes, and upon such inventory and verification, Seller shall deliver to Buyer all keys, receipt and agreements for such safe deposit box (and such safe deposit box thereafter shall constitute an Inventoried Safe Deposit Box). Buyer shall be responsible for, and shall indemnify and defend the Seller- Related Entities from and against (a) any Losses incurred with respect to, any theft, loss or damage to the contents of an Inventoried Safe Deposit Box and (b) any Losses incurred with respect to, any theft, loss or damage to the contents of a Non-Inventoried Safe Deposit Box, except to the extent a claim has been made prior to Closing. Seller shall be responsible for, and shall indemnify and defend the Buyer-Related Entities from and against any Losses incurred with respect to, any theft, loss or damage to the contents of a Non- Inventoried Safe Deposit Box for which a claim has been made prior to Closing. The indemnification obligations under this Section 15.24 shall apply only to the extent such Losses are not recovered by the applicable Buyer-Related Entity or Seller-Related Entity through insurance. This Section 15.24 shall survive the Closing. (b) Baggage. On the Closing Date, representatives of Seller and Buyer jointly shall make a written inventory of all baggage, boxes and similar items checked in or left in the care of Seller at the Property, and Seller shall deliver to Buyer the keys to any secured area which such baggage and other items are stored (the “Inventoried Baggage”). Buyer shall be responsible for, and shall indemnify and defend the Seller-Related Entities from and against (a) any Losses incurred with respect to any theft, loss or damage to any Inventoried Baggage, and (b) any Losses incurred with respect to any theft, loss or damage to any other baggage, boxes or similar items deposited with the Hotel, except to the extent with respect to any such item a claim of Loss has been made prior to Closing. Seller shall be responsible for, and shall indemnify and defend the Buyer-Related Entities from and against any Losses incurred, with respect to any theft, loss or damage to any baggage, boxes or similar items (other than Inventoried Baggage) deposited with the Hotel for which a claim of Loss has been made prior to Closing. The indemnification obligations under this Section 15.24(b) shall apply only to the extent such Losses are not recovered by the applicable Buyer-Related Entity or Seller-Related Entity through insurance. This Section 15.24(b) shall survive the Closing. (c) Valeted Automobiles. On the Closing Date, representatives of Seller and Buyer jointly shall make a written inspection of all automobiles in the valet parking facilities at the Property (the “Inventoried Automobiles”). Buyer shall be responsible for, and shall indemnify and defend the Seller- Related Entities from and against (a) any Losses incurred with respect to any theft, loss or damage to any Inventoried Automobiles, and (b) any Losses incurred, with respect to any theft, loss or damage to any other automobiles except to the extent the owner of such automobile has presented evidence that such loss or damage occurred prior to Closing. Seller shall be responsible for and shall indemnify and defend the Buyer- Related Entities from and against any Losses incurred, with respect to any theft, loss or damage to any automobiles left in the care of Seller other than Inventoried Automobiles, for which a claim of Loss has been made prior to Closing. The indemnification obligations under this Section 15.24(c) shall apply only to the extent such Losses are not recovered by the applicable Buyer-Related Entity or Seller-Related Entity through insurance. (d) The provisions of this Section 15.24 shall survive the Closing.

Execution Version Section 15.25. State Specific Provisions. (a) Radon. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. (b) Energy Efficiency Rating Brochure. Pursuant to Florida Statutes Section 553.996, Buyer acknowledges receipt of a copy of an information brochure notifying Buyer of the option for an energy efficiency rating on the buildings located on the Property. (c) Payment of Sales and Use Taxes. Buyer shall have the right to request prior to Closing: (i) a “Resale Certificate” issued by the Florida Department of Revenue with respect to any inventory or retail merchandise, if any, to the extent the same is entitled to exemption from State of Florida and local sales tax pursuant to the “resale exemption” under applicable Florida law; (ii) a Certificate of Compliance issued by the Florida Department of Revenue pursuant to Section 213.758, Florida Statutes, confirming that Seller has not received a notice of audit, and that Seller has filed all required tax returns and has paid all tax arising from the operation of the Property (the “Sales Tax Certificate”); (iii) in the event that any Sales Tax Certificate indicates that any sales Tax is due, such sales Tax shall be deducted on the Closing Statement and paid from proceeds otherwise due to Seller at Closing; and (iv) any similar certificates issued by Charlotte County and/or the City of Charlotte Harbor. Seller shall reasonably cooperate with Buyer in obtaining the foregoing, including filing or signing any necessary or appropriate documents requested by Buyer. Buyer’s receipt of all such certificates by the Closing Date shall not be a condition to Buyer’s obligation to close hereunder. (d) Sales Tax. It is the intent and belief of both Seller and Buyer that the sale of the Personal Property, except motor vehicles and golf carts, contemplated hereby is exempt from State of Florida and local sales tax because such sale is an occasional or isolated sale within the meaning of Rule 12A-1.037, Florida Administrative Code. To the extent that the Florida Department of Revenue attempts to or does assess sales tax on the sale of the Personal Property, including any motor vehicles and golf carts, Buyer shall be solely liable for payment of all required sales tax, including penalties and interest, and Buyer shall indemnify and hold Seller harmless with respect to any such sales tax. (e) Tax Returns. Promptly after Closing (and in any event within the period required by Applicable Law to avoid any penalties thereon), Resort Seller and Golf Course Seller shall file their respective final sales tax returns related to the period prior to the Closing Date and pay all applicable sales tax as set forth in such returns. Buyer shall file all sales tax returns related to the period after the Closing Date and pay all applicable sales tax as set forth in such returns. Section 15.26. Post-Closing Matters. Buyer and Seller agree to the provisions set forth in Schedule 15.26. [remainder of page intentionally left blank]

[Signature Page to Agreement of Purchase And Sale] IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written. RESORT SELLER: SUNSEEKER FLORIDA INC., a Florida corporation By: Name: Title: RESORT ADJACENT SELLER: SUNSEEKER FLORIDA NORTH INC., a Florida corporation By: Name: Title: SUBJECT 9 PARCEL SELLER SUNSEEKER RESORTS INC., a Nevada corporation By: Name: Title: GOLF COURSE SELLER: POINT CHARLOTTE, LLC, a Florida limited liability company By: Name: Title: IP SELLER: ALLEGIANT TRAVEL COMPANY, a Nevada corporation By: Name: Title: Docusign Envelope ID: 901D2160-9551-4F6D-97D8-D90C58C937E8 Gregory Anderson Authorized Officer Gregory Anderson Authorized Officer Gregory Anderson Gregory Anderson Authorized Officer Authorized Officer Gregory Anderson Authorized Officer

[Signature Page – PSA] IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written. RESORT BUYER: SUNSEEKER RESORT OWNER LLC a Delaware limited liability company By: Name: Scott Trebilco Title: Senior Managing Director and Vice President GOLF BUYER: SUNSEEKER GOLF OWNER LLC a Delaware limited liability company By: Name: Scott Trebilco Title: Senior Managing Director and Vice President EXPANSION BUYER I SUNSEEKER EXPANSION OWNER I LLC a Delaware limited liability company By: Name: Scott Trebilco Title: Senior Managing Director and Vice President EXPANSION BUYER II: SUNSEEKER EXPANSION OWNER II LLC a Delaware limited liability company By: Name: Scott Trebilco Title: Senior Managing Director and Vice President Docusign Envelope ID: 896BA9E5-2874-476D-9D9B-F3ACC144AEBB

[Signature Page to Agreement of Purchase And Sale] JOINDER BY ESCROW AGENT Old Republic National Title Insurance Company, referred to in this Agreement as the “Escrow Agent”, hereby acknowledges that it received this Agreement executed by Seller and Buyer as of ________, 2025, and accepts the obligations of the Escrow Agent as set forth herein. ESCROW AGENT: OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY By: Name: Gregory J. Chaparro Title: Senior Vice President July 1,

[Signature Page to Escrow Agent Acknowledgement of Earnest Money] ACKNOWLEDGEMENT BY ESCROW AGENT OF RECEIPT OF EARNEST MONEY Old Republic National Title Insurance Company, referred to in this Agreement as the “Escrow Agent”, hereby acknowledges that it received the Earnest Money on ________, 2025. The Escrow Agent hereby agrees to hold and distribute the Earnest Money in accordance with the terms and provisions of the Agreement. ESCROW AGENT: OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY By: Name: Title:

EXHIBIT B FORM OF ASSIGNMENT OF CONTRACTS Assignment and Assumption of Contracts Agreement This ASSIGNMENT AND ASSUMPTION OF CONTRACTS AGREEMENT (this “Assignment”) is made and entered into as of this ____ day of ___, 2025 (the “Effective Date”) by and between [SUNSEEKER FLORIDA INC., a Florida corporation] (“Resort Assignor”) [SUNSEEKER FLORIDA NORTH, INC., a Florida corporation and SUNSEEKER RESORTS, INC., a Nevada corporation] (together with SUNSEEKER FLORIDA NORTH. INC., the “Resort Adjacent Assignor”) [POINT CHARLOTTE, LLC, a Florida limited liability company] (“Golf Course Assignor”) [ALLEGIANT TRAVEL COMPANY, a Nevada corporation] (“IP Assignor”, together with Resort Assignor, Resort Adjacent Assignor and Golf Course Assignor, individually or collectively, as the context requires, “Assignor”) and SUNSEEKER RESORT OWNER LLC, a Delaware limited liability company (“Resort Assignee”) [ ], a Delaware limited liability company (“Resort Adjacent Assignee”) Sunseeker Golf Owner LLC, a Delaware limited liability company (“Golf Course Assignee”) [ ], a Delaware limited liability company (“IP Assignee”, together with Resort Assignee, Resort Adjacent Assignee, and Golf Course Assignee, individually or collectively, as the context requires, “Assignee”). WITNESSETH WHEREAS, Assignor, as seller, and Assignee, as buyer, have entered into that certain Agreement of Purchase and Sale, dated as of July __, 2025 (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”); and WHEREAS, under the Agreement, each Assignor has agreed to assign to each Assignee, and each Assignee has agreed to accept and assume, all of each Assignor’s right, title and interest in and to those certain agreements as more particularly described on Exhibit A (collectively, the “Contracts”). NOW, THEREFORE, effective as of the Effective Date, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows: 1. Resort Assignor hereby assigns, sells, transfers, sets over and delivers to the Resort Assignee as of the Effective Date, all of Resort Assignor’s rights, title and interest under the Contracts. 2. Resort Adjacent Assignor hereby assigns, sells, transfers, sets over and delivers to the Resort Adjacent Assignee as of the Effective Date, any and all of Resort Adjacent Assignor’s rights, title and interest under the Contracts.

3. Golf Course Assignor hereby assigns, sells, transfers, sets over and delivers to the Golf Course Assignee as of the Effective Date, all of Golf Course Assignor’s rights, title and interest under the Contracts. 4. IP Assignor hereby assigns, sells, transfers, sets over and delivers to the IP Assignee as of the Effective Date, all of IP Assignor’s rights, title and interest under the Contracts. 5. Each Assignee hereby assumes from and after the Effective Date the performance of all of the terms, covenants and conditions of the Contracts on each Assignor’s part to be performed thereunder, but only to the extent such obligations arise or accrue after the Effective Date. 6. The Assignor shall indemnify and hold Assignee harmless from and against any Losses, incurred by Assignee by reason of the failure of Assignor to fulfill, pay, perform, discharge or observe its obligations with respect to the Contracts arising on or before the Closing Date (as defined in the Agreement). 7. The Assignee shall indemnify and hold Assignor harmless from and against any Losses incurred by Assignor by reason of the failure of Assignees to fulfill, pay, perform, discharge or observe its obligations with respect to the Contracts arising on or after the Closing Date (as defined in the Agreement). 8. This Assignment is executed and delivered pursuant to the Agreement and is subject to the terms of the conditions thereof. Nothing herein shall alter, modify, vary or expand any of the terms, conditions or other provisions of the Agreement. In the event of conflict between this Assignment and the Agreement, the Agreement shall control. 9. This Assignment shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns. 10. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of New York. 11. No amendment or modification to any terms of this Assignment, waiver of the obligations of any Assignor or any Assignee hereunder, or termination of this Assignment, shall be valid unless in writing and signed by each Assignor and each Assignee. 12. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. 13. The obligations of each Assignor and each Assignee are and shall be joint and several. 14. The provisions of Section 11.5 (Indemnification Procedures), Section 11.6 (Reduction) and Section 11.9 (Waiver of Certain Damages) of the Agreement shall apply to the indemnification obligations of Assignor and Assignee under this Assignment.

15. Defined terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement. [remainder of page intentionally left blank]

IN WITNESS WHEREOF, and intending to be legally bound hereby, Assignor and Assignee have executed this Assignment as of the date first written above. RESORT ASSIGNOR: SUNSEEKER FLORIDA INC., a Florida corporation By: Name: [●] Title: [●] RESORT ADJACENT ASSIGNOR: SUNSEEKER FLORIDA NORTH, INC., a Florida corporation By: Name: [●] Title: [●] SUNSEEKER RESORTS, INC., a Nevada corporation By: Name: [●] Title: [●] GOLF COURSE ASSIGNOR: POINT CHARLOTTE, LLC, a Florida limited liability company By: Name: [●] Title: [●]

[SIGNATURE CONTINUE ON FOLLOWING PAGE] IP ASSIGNOR: ALLEGIANT TRAVEL COMPANY, a Nevada corporation By: Name: [●] Title: [●]

RESORT ASSIGNEE: SUNSEEKER RESORT OWNER LLC, a Delaware limited liability company By: Name: [●] Title: [●] RESORT ADJACENT ASSIGNEE: [●], a Delaware limited liability company By: Name: [●] Title: [●] GOLF COURSE ASSIGNEE: SUNSEEKER GOLF OWNER LLC, a Delaware limited liability company By: Name: [●] Title: [●] IP ASSIGNEE: [●], a Delaware limited liability company By: Name: [●] Title: [●]

Exhibit A Contracts

EXHIBIT C FORM OF ASSIGNMENT OF LICENSES, PERMITS, WARRANTIES AND GENERAL INTANGIBLES ASSIGNMENT OF LICENSES, PERMITS, WARRANTIES AND GENERAL INTANGIBLES This ASSIGNMENT OF LICENSES, PERMITS, WARRANTIES AND GENERAL INTANGIBLES AGREEMENT (this “Assignment”) is made and entered into as of this __ day of ___, 2025 (the “Effective Date”) by and between [SUNSEEKER FLORIDA INC., a Florida corporation] (“Resort Assignor”) [SUNSEEKER FLORIDA NORTH, INC., a Florida corporation and SUNSEEKER RESORTS, INC., a Nevada corporation] (together with SUNSEEKER FLORIDA NORTH. INC., the “Resort Adjacent Assignor”) [POINT CHARLOTTE, LLC, a Florida limited liability company] (“Golf Course Assignor”) [ALLEGIANT TRAVEL COMPANY, a Nevada corporation] (“IP Assignor”, together with Resort Assignor, Resort Adjacent Assignor and Golf Course Assignor, individually or collectively, as the context requires, “Assignor”) and SUNSEEKER RESORT OWNER LLC, a Delaware limited liability company (“Resort Assignee”) [ ], a Delaware limited liability company (“Resort Adjacent Assignee”) Sunseeker Golf Owner LLC, a Delaware limited liability company (“Golf Course Assignee”) [ ], a Delaware limited liability company (“IP Assignee”, together with Resort Assignee, Resort Adjacent Assignee, and Golf Course Assignee, individually or collectively, as the context requires, “Assignee”). WITNESSETH WHEREAS, Assignor, as seller, and Assignee, as buyer, have entered into that certain Agreement of Purchase and Sale, dated as of July [•], 2025 (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”); and WHEREAS, under the Agreement, Assignor has agreed to assign to Assignee, and Assignee has agree to accept and assume any and all of Assignor’s right, title and interest in and to any and all licenses, permits, warranties and intangibles relating to the Assets (as defined in the Agreement), but not including any Excluded Assets (as defined in the Agreement) (collectively, the “Assigned Property”), to the extent such Assigned Property is assignable under Applicable Law and under the terms of the applicable license, permit, warranty or other agreement. NOW, THEREFORE, effective as of the Effective Date, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows: 1. The Resort Assignor hereby assigns, sells, transfers, sets over and delivers unto the Resort Assignee as of the Effective Date, all of its rights, title and interest in and to the applicable Assigned Property relating to the Resort Property.

2. The Resort Adjacent Assignor hereby assigns, sells, transfers, sets over and delivers unto the Resort Adjacent Assignee as of the Effective Date, all of its rights, title and interest in and to the applicable Assigned Property relating to the Resort Adjacent Property. 3. The Golf Course Assignor hereby assigns, sells, transfers, sets over and delivers unto the Golf Course Assignee as of the Effective Date, all of its rights, title and interest in and to the applicable Assigned Property relating to the Golf Course Property. 4. The IP Assignor hereby assigns, sells, transfers, sets over and delivers unto the IP Assignee as of the Effective Date, all of its rights, title and interest in and to the applicable Assigned Property relating to the Property. 5. The Assignee hereby assumes, from and after the Effective Date, the performance of all of the terms, covenants and conditions of the Assigned Property on the Assignor’s part to be performed thereunder, but only to the extent such obligations arise or accrue after the Effective Date. 6. The Assignor shall indemnify and hold Assignee harmless from and against any Losses incurred by Assignee under or in connection with the Assigned Property arising on or before the Closing Date (as defined in the Agreement). 7. The Assignee shall indemnify and hold Assignor harmless from and against any Losses incurred by Assignor under or in connection with the Assigned Property arising on or after the Closing Date (as defined in the Agreement). 8. This Assignment is executed and delivered pursuant to the Agreement and is subject to the terms and conditions thereof. Nothing herein shall alter, modify, vary or expand any of the terms, conditions or other provisions of the Agreement. In the event of conflict between this Assignment and the Agreement, the Agreement shall control. 9. This Assignment shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns. 10. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of New York. 11. No amendment or modification to any terms of this Assignment, waiver of the obligations of Assignor or Assignee hereunder, or termination of this Assignment, shall be valid unless in writing and signed by Assignor and Assignee. 12. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument.

13. The obligations of each Assignor and each Assignee are and shall be joint and several 14. The provisions of Section 11.5 (Indemnification Procedures), Section 11.6 (Reduction) and Section 11.9 (Waiver of Certain Damages) of the Agreement shall apply to the indemnification obligations of Assignor and Assignee under this Assignment. 15. Defined terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement. IN WITNESS WHEREOF, and intending to be legally bound hereby, Assignor and Assignee have executed this Assignment as of the date first written above. RESORT ASSIGNOR: SUNSEEKER FLORIDA INC., a Florida corporation By: Name: [●] Title: [●] RESORT ADJACENT ASSIGNOR: SUNSEEKER FLORIDA NORTH, INC., a Florida corporation By: Name: [●] Title: [●] SUNSEEKER RESORTS, INC., a Nevada corporation By: Name: [●] Title: [●]

[SIGNATURE CONTINUE ON FOLLOWING PAGE] GOLF COURSE ASSIGNOR: POINT CHARLOTTE, LLC, a Florida limited liability company By: Name: [●] Title: [●] IP ASSIGNOR: ALLEGIANT TRAVEL COMPANY, a Nevada corporation By: Name: [●] Title: [●]

RESORT ASSIGNEE: SUNSEEKER RESORT OWNER LLC, a Delaware limited liability company By: Name: [●] Title: [●] RESORT ADJACENT ASSIGNEE: [●], a Delaware limited liability company By: Name: [●] Title: [●] GOLF COURSE ASSIGNEE: SUNSEEKER GOLF OWNER LLC, a Delaware limited liability company By: Name: [●] Title: [●] IP ASSIGNEE: [●], a Delaware limited liability company By: Name: [●] Title: [●]

Exhibit A Legal Description of Property [_________________]

EXHIBIT D FORM OF ASSIGNMENT OF CLUB MEMBERSHIP ARRANGEMENTS ASSIGNMENT OF CLUB MEMBERSHIP ARRANGEMENTS This ASSIGNMENT OF CLUB MEMBERSHIP ARRANGEMENTS (this “Assignment”) is made and entered into as of this ___ day of __, 2025 (the “Effective Date”) by and between POINT CHARLOTTE, LLC, a Florida limited liability company (the, “Assignor”) and SUNSEEKER GOLF OWNER LLC, a Delaware limited liability company, a Delaware limited liability company (the “Assignee”). PRELIMINARY INFORMATION A. WHEREAS, Assignor, as a seller, and Assignee, as a buyer, have entered into that certain Agreement of Purchase and Sale, dated as of July __, 2025 (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”); and B. Pursuant to the Agreement, Assignor desires to assign to Assignee, as hereinafter provided, all of Assignor’s interest in, to and under the Club Membership Arrangements as defined in the Agreement. C. Pursuant to the Agreement, Assignee has been designated by Buyer to accept the assignment of the Club Membership Arrangements. D. Assignee has agreed to accept such assignment and assume all of the Club Membership Arrangement obligations of Assignors arising from and after the date hereof in accordance with the terms hereof. NOW, THEREFORE, effective as of the Effective Date, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows: 1. Capitalized terms not otherwise defined herein shall have the meanings established under the Agreement. 2. Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date, all of Assignor’s rights, title and interest under the Club Membership Arrangements. 3. Assignee hereby assumes from and after the Effective Date the performance of all of the terms, covenants and conditions of the Club Membership Arrangements on Assignor’s part to be performed thereunder, but only to the extent such obligations arise or accrue after the Effective Date.

4. The Assignor shall indemnify and hold Assignee harmless from and against any Losses, incurred by Assignee under or in connection with the Club Membership Arrangements arising on or before the Closing Date (as defined in the Agreement). 5. The Assignee shall indemnify and hold Assignor harmless from and against any Losses incurred by Assignor under or in connection with the Club Membership Arrangements arising on or after the Closing Date (as defined in the Agreement). 6. This Assignment is executed and delivered pursuant to the Agreement and is subject to the terms of the conditions thereof. Nothing herein shall alter, modify, vary or expand any of the terms, conditions or other provisions of the Agreement. In the event of any conflict between this Assignment and the Agreement, the Agreement shall control. 7. This Assignment shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns. 8. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of New York. 9. No amendment or modification to any terms of this Assignment, waiver of the obligations of Assignor or Assignee hereunder, or termination of this Assignment, shall be valid unless in writing and signed by Assignor and Assignee. 10. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. 11. The provisions of Section 11.5 (Indemnification Procedures), Section 11.6 (Reduction) and Section 11.9 (Waiver of Certain Damages) of the Agreement shall apply to the indemnification obligations of Assignor and Assignee under this Assignment. 12. Defined terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement. [Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written. ASSIGNOR: POINT CHARLOTTE, LLC, a Florida limited liability company By: Name: [●] Title: [●] ASSIGNEE: SUNSEEKER GOLF OWNER LLC, a Delaware limited liability company By: Name: [●] Title: [●]

1 EXHIBIT E FORM OF ASSIGNMENT OF PROPERTY IP INTELLECTUAL PROPERTY ASSIGNMENT This INTELLECTUAL PROPERTY ASSIGNMENT (this “Assignment”) is made and entered into as of this __ day of __, 2025 (the “Effective Date”) by and between ALLEGIANT TRAVEL COMPANY, a Nevada corporation (the, “Assignor”) and [•], a Delaware limited liability company (the “Assignee”). RECITALS WHEREAS, Assignor, as a seller, and Assignee, as a buyer, have entered into that certain Agreement of Purchase and Sale, dated as of July __, 2025 (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”), pursuant to which Assignor agreed to, and to sell, assign, transfer, deliver and convey to Assignee, and Assignee agreed to purchase, acquire and accept from Assignor the Property IP (as defined in the Agreement); WHEREAS, in connection with the Agreement, Assignor desires to transfer to Assignee all of the right, title and interest of Assignor in and to all Property IP, including the Intellectual Property set forth on Exhibit A attached hereto (collectively, the “Assigned IP”); WHEREAS, pursuant to the Agreement and this Assignment, Assignee will become the successor to the ongoing and existing business of Assignor to which the Assigned IP pertains; and WHEREAS, Assignee wishes to acquire all of Assignor’s right, title and interest in and to the Assigned IP, and Assignor wishes to assign such right, title and interest in and to such Assigned IP to Assignee. AGREEMENT In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows: 1. Transfer of Assigned IP. Assignor does hereby irrevocably contribute, transfer, convey, assign and deliver to Assignee and its successors and assigns, and Assignee does hereby unconditionally accept, free and clear of all Liens (other than Permitted Exceptions): (a) all of Assignor’s right, title and interest in and to the Assigned IP together with all good will associated therewith and symbolized thereby; (b) all royalties, fees, income, payments, and other proceeds now or hereafter due or payable to Assignor with respect to any of the foregoing; (c) all claims, causes of action and enforcement rights, whether currently pending, filed, or otherwise, with respect to the Assigned IP, including all rights to damages, injunctive relief and other remedies for past, present, or future infringement of the Assigned IP; and (d) all other rights, privileges and protections of any kind whatsoever of Assignor

2 accruing under any of the foregoing (including common law and unregistered rights). 2. Proxy Service and Electronic Transfer for Domain Names. Assignor hereby authorizes and requests, or will cause any proxy service that registered the domain name included in the Assigned IP on Assignor’s behalf to authorize or request, the applicable registration authority to transfer such domain name from Assignor or such proxy service, as the case may be, to Assignee. Without limiting Section 3 herein, Assignor agrees to cooperate with Assignee to initiate and complete the transfer process in relation to such domain name electronically from Assignor’s account to Assignee’s account and servers. 3. Indemnification. a) The Assignor shall indemnify and hold Assignee harmless from and against any Losses incurred by Assignee by reason of the failure of Assignor to fulfill, perform, discharge and observe its obligations with respect to the Assigned IP arising on or before the Closing Date (as defined in the Agreement). b) The Assignee shall indemnify and hold Assignor harmless from and against (i) any Losses incurred by Assignor (x) by reason of the failure of Assignee to fulfill, perform, discharge and observe its obligations with respect to the Assigned IP and (y) in the event Assignee fails to cease all uses with respect to the Seller Trademarks in accordance with Section 3.4(j) of the Agreement and (ii) any Third-Party Claims arising out of Assignee’s use of the Seller Trademarks under Section 3.4(j) of the Agreement. 4. Entire Agreement. This Assignment and the Agreement reflect the entire understanding of the Parties relating to the sale, agreement, transfer, conveyance and delivery of the Assigned IP from Assignor to Assignee, and supersede all prior agreements, understandings or letters of intent between or among the Parties regarding the subject matter of this Assignment and the Agreement; provided however that nothing herein shall alter, modify, vary or expand any of the terms, conditions or other provisions of the Agreement. In the event of any conflict between this Assignment and the Agreement, the Agreement shall control. 5. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. 6. Other Miscellaneous Provisions. Defined terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement. The following Sections of the Agreement are incorporated by reference herein, mutatis mutandis: Sections 15.8 (Further Assurances), Section 15.9 (Notices), Section 15.13 (Governing Law), Section 15.14 (Submission to Jurisdiction), and Section 15.15 (Severability). The provisions of Section 11.5 (Indemnification Procedures), Section 11.6 (Reduction) and Section 11.9 (Waiver of Certain Damages) of the Agreement shall apply to the indemnification obligations of Assignor and Assignee under this Assignment. .

3 Remainder of page intentionally left blank.

4 IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their duly authorized representatives as of the Effective Date. ASSIGNOR: ALLEGIANT TRAVEL COMPANY, a Nevada corporation By: ___________________________________________ Name: Title: ASSIGNEE: [•] By: ___________________________________________ Name: Title:

5 EXHIBIT A [•]1 1 Note to Seller: Please insert registered or applied-for Property IP (e.g., the Sunseeker trademarks).

EXHIBIT F FORM OF INDEMNITY AGREEMENT INDEMNITY AGREEMENT This INDEMNITY AGREEMENT (this “Indemnity Agreement”) is made and entered into as of this __ day of [__], 2025 (the “Effective Date”) by and among SUNSEEKER FLORIDA INC., a Florida corporation (the “Resort Indemnitor”), SUNSEEKER FLORIDA NORTH, INC., a Florida corporation (the “Resort Adjacent Indemnitor”), SUNSEEKER RESORTS, INC., a Nevada corporation (the “Subject 9 Parcel Indemnitor”), POINT CHARLOTTE, LLC, a Florida limited liability company (“Golf Course Indemnitor”), and ALLEGIANT TRAVEL COMPANY, a Nevada corporation (the “IP Indemnitor”, together with Resort Indemnitor, Resort Adjacent Indemnitor, Subject 9 Parcel Indemnitor, and Golf Course Indemnitor individually or collectively, as the context requires ,“Indemnitor”), and SUNSEEKER RESORT OWNER LLC, a Delaware limited liability company (“Resort Indemnitee”) SUNSEEKER EXPANSION OWNER I LLC, a Delaware limited liability company (“Expansion Indemnitee Indemnitee”) SUNSEEKER GOLF OWNER LLC, a Delaware limited liability company (“Golf Course Indemnitee”) SUNSEEKER EXPANSION OWNER II LLC, a Delaware limited liability company (“Expansion II Indemnitee”, together with Resort Indemnitee, Expansion Indemnitee, and Golf Course Indemnitee, individually or collectively, as the context requires, “Indemnitee”). WITNESSETH WHEREAS, Indemnitor, as seller, and Indemnitee, as buyer, have entered into that certain Agreement of Purchase and Sale as of the date hereof (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”); WHEREAS, Indemnitor and Indemnitee have executed this Indemnity Agreement in accordance with Section 6.1(a)(vi) of the Agreement. NOW, THEREFORE, effective as of the Effective Date, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor and Indemnitee agree as follows: 1. Indemnitor shall hold harmless, indemnify and defend Indemnitee and the Buyer Related Entities from and against any and all Third-Party Claims made by or on behalf of any Employee (and any related Losses incurred by Indemnitee or any Buyer Related Entity) relating to the employment of such Employee or the termination of such Employee’s employment and (i) in the case of any Employee that is not a Continuing Employee, arises prior to, at or following the Closing Date or (ii) in the case of an Employee that is a Continuing Employee, that arises at or prior to the time the Employee commences employment with Indemnitee (or Indemnitee’s Affiliate or manager, as applicable), including, without limitation: (A) the termination of such Employees, (B) any alleged discrimination, breach of contract or other wrongful termination, (C) any alleged right to workers’ compensation benefits, unemployment compensation or statutory or contractual severance, (D) claims under Applicable Laws governing employer/employee relations (including, without limitation, the National Labor Relations Act and other labor relations laws, fair employment standards laws, fair employment practices and anti-discrimination Laws, ERISA, the Occupational Health and Safety Act and COBRA), and (E) claims with respect to any compensation or benefits owed. 2. Without limiting Section 1 hereunder, Indemnitor shall hold harmless, indemnify and defend Indemnitee and Buyer Related Entities from and against any and all Third-Party Claims and related Losses incurred by Indemnitee or any Buyer Related Entity relating to any Employee Benefit Plan, including for the avoidance of doubt, any Employee Benefit Plan set forth on Schedule 3.2(s)(i) of the Agreement (including the Retention Bonus Program maintained by Resort Indemnitor), irrespective of whether such claim or Loss arises prior to, at or following the Closing and irrespective of whether such claim or Loss relates to a Continuing Employee or an Employee that is not a Continuing Employee) (such claims and losses, the “Employee Plan Claims and Losses”) provided that the Employee Plan Claims and Losses do not arise out of or relate to any statement, promise, representation or inducement made by any Indemnitee or its Affiliates to any Continuing Employee. 3. Indemnitee shall hold harmless, indemnify and defend Indemnitor and the Seller- Related Entities from and against any and all Third-Party Claims and related Losses incurred by Seller of Seller Related Entities that relating to actions or inactions of Indemnitee or any Affiliate of Indemnitee after the Closing Date in connection with the employment or termination of any Continuing Employee (excluding, for the sake of clarity, any Third-Party Claims or related Losses that are Employee Plan Claims and Losses) provided that such Third-Party Claims and Losses do not arise out of or relate to any statement, promise, representation or inducement made by any Indemnitor or its Affiliates to any Continuing Employee. 4. This Indemnity Agreement shall be binding upon, and inure to the benefit of, Indemnitor and Indemnitee and their respective successors and assigns. 5. This Indemnity Agreement shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of New York. 6. This Indemnity Agreement shall not be amended, altered or modified except by an instrument in writing duly executed by the party against whom enforcement is sought. 7. This Indemnity Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument. 8. The obligations of Indemnitor and Indemnitee hereunder are and shall be joint and several. 9. The provisions of Section 11.5 (Indemnification Procedures), Section 11.6 (Reduction) and Section 11.9 (Waiver of Certain Damages) of the Agreement shall apply to the indemnification obligations of Indemnitor and Indemnitee under this Indemnity Agreement.

10. Defined terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Indemnitor and Indemnitee have executed this Indemnity Agreement as of the date first written above. RESORT INDEMNITOR: SUNSEEKER FLORIDA INC., a Florida corporation By: Name: [●] Title: [●] RESORT ADJACENT INDEMNITOR: SUNSEEKER FLORIDA NORTH INC., a Florida corporation By: Name: [●] Title: [●] SUBJECT 9 PARCEL INDEMNITOR: SUNSEEKER RESORTS, INC., a Nevada corporation By: Name: [●] Title: [●] GOLF COURSE INDEMNITOR: POINT CHARLOTTE, LLC, a Florida limited liability company By: Name: [●] Title: [●]

RESORT INDEMNITEE: SUNSEEKER RESORT OWNER LLC, a Delaware limited liability company By: Name: [●] Title: [●] EXPANSION INDEMNITEE: SUNSEEKER EXPANSION OWNER I LLC a Delaware limited liability company By: Name: [●] Title: [●] GOLF COURSE INDEMNITEE: SUNSEEKER GOLF OWNER LLC, a Delaware limited liability company By: Name: [●] Title: [●] EXPANSION II INDEMNITEE: SUNSEEKER EXPANSION OWNER II LLC a Delaware limited liability company By: Name: [●] Title: [●]

EXHIBIT G-1 FORM OF RESORT DEED Prepared by and return to: [___________________] Parcel ID Number: [_____________________] [Space Above This Line For Recording Data] SPECIAL WARRANTY DEED This Special Warranty Deed made as of this _____ day of ___________, 2025 between SUNSEEKER FLORIDA, INC., a Florida corporation, whose post office address is c/o Allegiant Travel Company, 1201 N. Town Center Drive, Las Vegas, NV 89144, Grantor, and [_______________________], whose post office address is c/o Blackstone Real Estate, 345 Park Avenue, 32nd Floor, New York, NY 10154, Grantee. (Whenever used herein the terms Grantor and Grantee include all the parties to this instrument and the heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, trusts and trustees) Witnesseth, that said Grantor, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable considerations to said Grantor in hand paid by said Grantee, the receipt whereof is hereby acknowledged, has granted, bargained, and sold to the said Grantee, and Grantee's heirs, successors and assigns forever, the following described land, situate, lying and being in Charlotte County, Florida, to-wit: SEE LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF AS EXHIBIT “A”. Together with all buildings and other improvements now or in the future located on such land and all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining. SUBJECT TO (i) real estate taxes and assessments for the year 2025 and all subsequent years, (ii) applicable zoning ordinance and governmental regulations, and (iii) conditions, restrictions, covenants, limitations, and easements of record; provided however, that this instrument shall not be deemed to reimpose any of same.

To Have and to Hold, the same in fee simple forever. And the Grantor hereby covenants with said Grantee that the Grantor is lawfully seized of said land in fee simple; that the Grantor has good right and lawful authority to sell and convey said land; that the Grantor hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but against none other. In Witness Whereof, Grantor has hereunto set Grantor's hand and seal the day and year first above written. Signed, sealed and delivered in our presence: __________________________________ Witness Name: _____________________ Address: __________________________ __________________________________ __________________________________ Witness Name: _____________________ Address: __________________________ __________________________________ SUNSEEKER FLORIDA INC., a Florida corporation By: ____________________________ Name: _________________________ Title: __________________________ State of Florida County of [_______] The foregoing instrument was acknowledged before me by means of [__] physical presence or [__] online notarization, this ____ day of ___, 2025 by __________________, as ______________ of SUNSEEKER FLORIDA INC., a Florida corporation, who acknowledged that he executed the foregoing for the purposes stated therein on behalf of the corporation, who [_] is personally known to me or [ ] has produced a driver's license as identification. [Notary Seal] Notary Public My Commission Expires: Printed Name:

EXHIBIT A LEGAL DESCRIPTION Tax Folios:

EXHIBIT G-2 FORM OF GOLF COURSE DEED Prepared by and return to: [___________________] Parcel ID Number: [_____________________] [Space Above This Line For Recording Data] SPECIAL WARRANTY DEED This Special Warranty Deed made as of this _____ day of ___________, 2025 between POINT CHARLOTTE, LLC, a Florida limited liability company, whose post office address is c/o Allegiant Travel Company, 1201 N. Town Center Drive, Las Vegas, NV 89144, Grantor, and [_______________________], whose post office address is c/o Blackstone Real Estate, 345 Park Avenue, 32nd Floor, New York, NY 10154, Grantee. (Whenever used herein the terms Grantor and Grantee include all the parties to this instrument and the heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, trusts and trustees) Witnesseth, that said Grantor, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable considerations to said Grantor in hand paid by said Grantee, the receipt whereof is hereby acknowledged, has granted, bargained, and sold to the said Grantee, and Grantee's heirs, successors and assigns forever, the following described land, situate, lying and being in DeSoto County, Florida and Charlotte County, Florida, to-wit: SEE LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF AS EXHIBIT “A”. Together with all buildings and other improvements now or in the future located on such land and all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining. SUBJECT TO (i) real estate taxes and assessments for the year 2025 and all subsequent years, (ii) applicable zoning ordinance and governmental regulations, and (iii) conditions, restrictions, covenants, limitations, and easements of record; provided however, that this instrument shall not be deemed to reimpose any of same.

To Have and to Hold, the same in fee simple forever. And the Grantor hereby covenants with said Grantee that the Grantor is lawfully seized of said land in fee simple; that the Grantor has good right and lawful authority to sell and convey said land; that the Grantor hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but against none other. In Witness Whereof, Grantor has hereunto set Grantor's hand and seal the day and year first above written. Signed, sealed and delivered in our presence: __________________________________ Witness Name: _____________________ Address: __________________________ __________________________________ __________________________________ Witness Name: _____________________ Address: __________________________ __________________________________ POINT CHARLOTTE, LLC, a Florida limited liability company By: ____________________________ Name: _________________________ Title: __________________________ State of Florida County of [_______] The foregoing instrument was acknowledged before me by means of [__] physical presence or [__] online notarization, this ____ day of ___, 2025 by __________________, as ______________ of POINT CHARLOTTE, LLC, a Florida limited liability company, who acknowledged that he executed the foregoing for the purposes stated therein on behalf of the corporation, who [_] is personally known to me or [ ] has produced a driver's license as identification. [Notary Seal] Notary Public My Commission Expires: Printed Name:

EXHIBIT A LEGAL DESCRIPTION Tax Folios:

EXHIBIT G-3 FORM OF RESORT ADJACENT DEED Prepared by and return to: [___________________] Parcel ID Number: [_____________________] [Space Above This Line For Recording Data] SPECIAL WARRANTY DEED This Special Warranty Deed made as of this _____ day of ___________, 2025 between SUNSEEKER FLORIDA NORTH, INC., a Florida corporation, whose post office address is c/o Allegiant Travel Company, 1201 N. Town Center Drive, Las Vegas, NV 89144, Grantor, and [_______________________], whose post office address is c/o Blackstone Real Estate, 345 Park Avenue, 32nd Floor, New York, NY 10154, Grantee. (Whenever used herein the terms Grantor and Grantee include all the parties to this instrument and the heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, trusts and trustees) Witnesseth, that said Grantor, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable considerations to said Grantor in hand paid by said Grantee, the receipt whereof is hereby acknowledged, has granted, bargained, and sold to the said Grantee, and Grantee's heirs, successors and assigns forever, the following described land, situate, lying and being in Charlotte County, Florida, to-wit: SEE LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF AS EXHIBIT “A”. Together with all buildings and other improvements now or in the future located on such land and all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining. SUBJECT TO (i) real estate taxes and assessments for the year 2025 and all subsequent years, (ii) applicable zoning ordinance and governmental regulations, and (iii) conditions, restrictions, covenants, limitations, and easements of record; provided however, that this instrument shall not be deemed to reimpose any of same.

To Have and to Hold, the same in fee simple forever. And the Grantor hereby covenants with said Grantee that the Grantor is lawfully seized of said land in fee simple; that the Grantor has good right and lawful authority to sell and convey said land; that the Grantor hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but against none other. In Witness Whereof, Grantor has hereunto set Grantor's hand and seal the day and year first above written. Signed, sealed and delivered in our presence: __________________________________ Witness Name: _____________________ Address: __________________________ __________________________________ __________________________________ Witness Name: _____________________ Address: __________________________ __________________________________ SUNSEEKER FLORIDA NORTH, INC., a Florida corporation By: ____________________________ Name: _________________________ Title: __________________________ State of Florida County of [_______] The foregoing instrument was acknowledged before me by means of [__] physical presence or [__] online notarization, this ____ day of ___, 2025 by __________________, as ______________ of SUNSEEKER FLORIDA NORTH, INC., a Florida corporation, who acknowledged that he executed the foregoing for the purposes stated therein on behalf of the corporation, who [_] is personally known to me or [ ] has produced a driver's license as identification. [Notary Seal] Notary Public My Commission Expires: Printed Name:

EXHIBIT A LEGAL DESCRIPTION Tax Folios:

EXHIBIT G-4 FORM OF EXPANSION DEED Prepared by and return to: [___________________] Parcel ID Number: [_____________________] [Space Above This Line For Recording Data] SPECIAL WARRANTY DEED This Special Warranty Deed made as of this _____ day of ___________, 2025 between SUNSEEKER FLORIDA NORTH, INC., a Florida corporation, whose post office address is c/o Allegiant Travel Company, 1201 N. Town Center Drive, Las Vegas, NV 89144, Grantor, and [_______________________], whose post office address is c/o Blackstone Real Estate, 345 Park Avenue, 32nd Floor, New York, NY 10154, Grantee. (Whenever used herein the terms Grantor and Grantee include all the parties to this instrument and the heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, trusts and trustees) Witnesseth, that said Grantor, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable considerations to said Grantor in hand paid by said Grantee, the receipt whereof is hereby acknowledged, has granted, bargained, and sold to the said Grantee, and Grantee's heirs, successors and assigns forever, the following described land, situate, lying and being in Charlotte County, Florida, to-wit: SEE LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF AS EXHIBIT “A”. Together with all buildings and other improvements now or in the future located on such land and all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining. SUBJECT TO (i) real estate taxes and assessments for the year 2025 and all subsequent years, (ii) applicable zoning ordinance and governmental regulations, and (iii) conditions, restrictions, covenants, limitations, and easements of record; provided however, that this instrument shall not be deemed to reimpose any of same. To Have and to Hold, the same in fee simple forever. And the Grantor hereby covenants with said Grantee that the Grantor is lawfully seized of said land in fee simple; that the Grantor has good right and lawful authority to sell and convey said land; that the Grantor hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but against none other. In Witness Whereof, Grantor has hereunto set Grantor's hand and seal the day and year first above written. Signed, sealed and delivered in our presence: __________________________________ Witness Name: _____________________ Address: __________________________ __________________________________ __________________________________ Witness Name: _____________________ Address: __________________________ __________________________________ SUNSEEKER FLORIDA INC., a Florida corporation By: ____________________________ Name: _________________________ Title: __________________________ State of Florida County of [_______] The foregoing instrument was acknowledged before me by means of [__] physical presence or [__] online notarization, this ____ day of ___, 2025 by __________________, as ______________ of SUNSEEKER FLORIDA INC., a Florida corporation, who acknowledged that he executed the foregoing for the purposes stated therein on behalf of the corporation, who [_] is personally known to me or [ ] has produced a driver's license as identification. [Notary Seal] Notary Public My Commission Expires: Printed Name:

EXHIBIT A LEGAL DESCRIPTION Tax Folios:

EXHIBIT G-5 FORM OF SUBJECT 9 PARCEL DEED Prepared by and return to: [___________________] Parcel ID Number: [_____________________] [Space Above This Line For Recording Data] SPECIAL WARRANTY DEED This Special Warranty Deed made as of this _____ day of ___________, 2025 between SUNSEEKER RESORTS, INC., a Nevada corporation, whose post office address is c/o Allegiant Travel Company, 1201 N. Town Center Drive, Las Vegas, NV 89144, Grantor, and [_______________________], whose post office address is c/o Blackstone Real Estate, 345 Park Avenue, 32nd Floor, New York, NY 10154, Grantee. (Whenever used herein the terms Grantor and Grantee include all the parties to this instrument and the heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, trusts and trustees) Witnesseth, that said Grantor, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable considerations to said Grantor in hand paid by said Grantee, the receipt whereof is hereby acknowledged, has granted, bargained, and sold to the said Grantee, and Grantee's heirs, successors and assigns forever, the following described land, situate, lying and being in Charlotte County, Florida, to-wit: SEE LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF AS EXHIBIT “A”. Together with all buildings and other improvements now or in the future located on such land and all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining. SUBJECT TO (i) real estate taxes and assessments for the year 2025 and all subsequent years, (ii) applicable zoning ordinance and governmental regulations, and (iii) conditions, restrictions, covenants, limitations, and easements of record; provided however, that this instrument shall not be deemed to reimpose any of same.

To Have and to Hold, the same in fee simple forever. And the Grantor hereby covenants with said Grantee that the Grantor is lawfully seized of said land in fee simple; that the Grantor has good right and lawful authority to sell and convey said land; that the Grantor hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but against none other. In Witness Whereof, Grantor has hereunto set Grantor's hand and seal the day and year first above written. Signed, sealed and delivered in our presence: __________________________________ Witness Name: _____________________ Address: __________________________ __________________________________ __________________________________ Witness Name: _____________________ Address: __________________________ __________________________________ SUNSEEKER RESORTS, INC., a Nevada corporation By: ____________________________ Name: _________________________ Title: __________________________ State of Florida County of [_______] The foregoing instrument was acknowledged before me by means of [__] physical presence or [__] online notarization, this ____ day of ___, 2025 by __________________, as ______________ of SUNSEEKER RESORTS, INC., a Nevada corporation, who acknowledged that he executed the foregoing for the purposes stated therein on behalf of the corporation, who [_] is personally known to me or [ ] has produced a driver's license as identification. [Notary Seal] Notary Public My Commission Expires: Printed Name:

EXHIBIT H FORM OF BILL OF SALE BILL OF SALE Dated: ___________, 2025 [SUNSEEKER FLORIDA INC., a Florida corporation] [SUNSEEKER FLORIDA NORTH, INC., a Florida corporation] [POINT CHARLOTTE, LLC, a Florida limited liability company] [ALLEGIANT TRAVEL COMPANY, a Nevada corporation,] as seller (the “Seller”), and [•], a Delaware limited liability company. as buyer (the “Buyer”), have entered into that certain Agreement of Purchase and Sale, dated as of July [•], 2025 (as the same may be amended, modified and/or supplemented from time to time, the “Agreement”). Defined terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement. Pursuant to the Agreement, Seller has agreed to sell to Buyer the Personal Property (but excluding the Excluded Assets (as defined in the Agreement)) (the “Transferred Assets”). Seller, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, grant, assign, convey, transfer and set over unto Buyer, all of Seller’s right, title and interest in and to the Transferred Assets. TO HAVE AND TO HOLD the same unto Buyer forever from and after the date hereof. This Bill of Sale is made without warranty or representation, express or implied, by or recourse against Seller of any kind or nature whatsoever except as set forth in the Agreement. Nothing herein shall alter, modify, vary or expand any of the terms, conditions or other provisions of the Agreement. In the event of any conflict between this Bill of Sale and the Agreement, the Agreement shall control. The Bill of Sale shall be binding upon, and inure to the benefit of, Seller and Buyer and their respective successors and assigns. The Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of New York. [remainder of page intentionally left blank]

This Bill of Sale has been duly executed by Seller as of the date first written above. SELLER: [•] a [•] By: Name: Title:

EXHIBIT I FORM OF FIRPTA CERTIFICATE OF NON-FOREIGN STATUS [PROPERTY NAME; ADDRESS] This certificate (this “Certificate”) is furnished to [•], a [•] (“Buyer”), pursuant to that certain Agreement of Purchase and Sale dated as of July [•], 2025 between the Sellers listed on Schedule A hereto, each a [_______________] (“Seller”) and Buyer, for the purpose of establishing and documenting the non-foreign affidavit exemption to the withholding requirement of Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”). Section 1445 of the Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be deemed the transferor of the property and not the disregarded entity. To inform Buyer that withholding of tax is not required upon the disposition of a U.S. real property interest by [REGARDED OWNER], a [_________________] (“Transferor”) (the owner, for U.S. federal income tax purposes, of each Seller, each of which is a disregarded entity for U.S. federal income tax purposes), the undersigned hereby certifies the following on behalf of Transferor: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Income Tax Regulations). 2. Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations. 3. Transferor’s U.S. employer identification number is [_________] 4. Transferor’s office address is [_______________________]. Transferor understands that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated as of __________, 2025. TRANSFEROR: [SELLER NAME], a [_____________________] By: [MANAGER NAME], a [___________________], its Manager By: Name: Title:

EXHIBIT J AFFIDAVIT OF NON-APPLICABILITY OF RESTRICTION ON FOREIGN OWNERSHIP State of ______________ ) ) ss. County of ____________ ) Personally appeared before me, the undersigned authority, ___________________ (“Affiant”), who being first duly sworn, deposes and says on oath and under penalty of perjury as follows: 1. Affiant is of legal age, and has personal knowledge of the facts herein stated 2. Affiant is the ____________ of ________________ (“Buyer”). and is duly authorized to make this affidavit (this “Affidavit”) in such capacity on behalf of Buyer. 3. Affiant, in the regular course of Affiant’s duties, would have knowledge of the facts asserted in this Affidavit or, to the extent that Affiant does not, Affiant has made inquiry of such persons within Buyer who would have knowledge of the facts giving rise to these assertions. 4. Affiant is aware of the location of those certain lands located in _______ County, Florida, and being more particularly described on Exhibit “A” attached hereto (the "Property")’ 5. This Affidavit is being given to _______________________ (“Seller”), and ______________ Title Insurance Company (the “Title Company”), in connection with the sale of the Property by Seller to Buyer, and may be relied upon by Seller and Title Company. 6. Affiant is aware of Sections 692.201-692.205, Florida Statutes, entitled “Conveyances to Foreign Entities” (the “Statute”), which provides for certain restrictions against ownership by foreign principals of designated foreign countries of concern of certain real property located in the State of Florida, as such terms and lands are defined and more fully described in the Statute. 7. Affiant has consulted with Buyer’s legal counsel regarding the Statute and its applicability to the Property and to Buyer and any persons or entities having an interest, direct or indirect, in Buyer. 8. To the best of Affiant’s knowledge after such consultation with Buyer’s legal counsel and diligent inquiry of all such persons or entities having an interest, direct or indirect, in Buyer: (i) neither Buyer nor any persons or entities having an interest, direct or indirect, in Buyer are foreign principals of designated foreign countries of concern, as such terms are defined and more fully described in the Statute; (II) Buyer is not prohibited from acquiring the Property by the provisions of the Statute; and (iii) Buyer is not otherwise in violation of the Statute. 9. That this Affidavit is being given to evidence compliance with the Statute. FURTHER AFFIANT SAYETH NOT. Affiant:

Print Name: Not individually, but solely as of ____________________________________ The foregoing Affidavit was sworn to and subscribed before me by means of ☐ physical presence or ☐ online notarization this _____ day of __________, 20___, by __________. She/He ☐ is personally known to me or ☐ has produced _____________________________________ as identification. (Notary Seal) ___________________________ Notary Public

EXHIBIT K FORM OF TITLE AFFIDAVIT TITLE-AFFIDAVIT dated as of ____/____/____ Sunseeker Resort and Spa Owner: See annexed signature page Title Insurer: Old Republic National Title Insurance Company Commitment No: [ ] (the “Commitment”) Premises: As legally described in the Commitment and with a street address of: STATE OF FLORIDA ) ) SS: COUNTY OF ______________ ) BEFORE ME, the undersigned authority, personally appeared __________________ ("Affiant"), who being by me first duly sworn, deposes and says as follows: General: A. Affiant is the _____________ of Owner and Affiant is duly authorized to make this Affidavit in such capacity on behalf of Owner. B. Owner is the owner of the Premises. Parties in Possession: Owner is in exclusive possession of the Premises and no other person or entity has any claim of possession with respect to the Premises other than transient hotel guests and occupants. Mechanics Liens: A. All labor, services or materials rendered or furnished within the last 90 days with regard to the Premises or the construction or repair of any building or improvements on the Premises contracted for or requested by Owner have been completed and paid for in full, except (a) as set forth on the annexed SCHEDULE OF WORK, or (b) routine repairs and/or maintenance; and as to (a) and (b), any and all charges have been or will be duly paid in the ordinary course of business. B. To the actual knowledge of Owner, all other labor, services or materials that have been rendered or furnished within the last 90 days in connection with the Premises or with the construction or repair of any building or improvements on the Premises have been completed and paid for in full, except (a) as set forth on the annexed SCHEDULE OF WORK, or (b) routine repairs and/or maintenance; and as to (a) and (b), any and all charges have been or will be duly paid in the ordinary course of business. Covenants & Restrictions: To the actual knowledge of Owner, (a) Owner has received no written notice of past or present violations of any effective covenants, conditions or restrictions set forth in the Commitment (the “CC&Rs”) which remain uncured, and (b) any charge or assessment provided for in any of the CC&Rs has been or will be duly paid in the ordinary course. Bankruptcy: No proceedings in bankruptcy or receivership have been instituted by or against Owner (or its constituent entities) which are now pending, nor has Owner (or its constituent entities) made any assignment for the benefit of creditors which is in effect as to said Premises. Liens, Mortgages & Encumbrances: To the actual knowledge of Owner, the Premises is not subject to any mortgages, liens, restrictions, easements, encumbrances or other matters, whether recorded or unrecorded, except those shown on the Commitment. Taxes/Assessments: Except as shown in the Commitment, all taxes, assessments, water rents and/or charges, sewer rents and/or charges, sewer hook-up charges, fire service, gas charges, common charges (i.e. condominium or association charges or dues) and other municipal charges that have become due and payable prior to the date hereof and that would constitute a lien have been paid through the date hereof. Gap Period: Between the date hereof and the date of recording of the insured conveyance (hereinafter, the “Gap Period”), Owner has not taken or allowed and will not voluntarily take or allow any action to encumber the Premises in the Gap Period. Counterparts: This Affidavit may be executed in counterparts. Inducement: Owner provides this document to induce Title Insurer to insure title to said Premises .

Knowledge: Notwithstanding anything to the contrary herein, (1) any cause of action for a breach of this document shall survive until six (6) months after the date hereof, at which time the provisions hereof (and any potential cause of action resulting from any breach for which Title Insurer has not given Owner written notice) shall terminate; and (2) to the extent Title Insurer shall have actual or constructive knowledge as of the date hereof that any of the statements contained herein is false or inaccurate, then Owner shall have no liability with respect to the same. SEE ANNEXED SIGNATURE PAGE TO TITLE-AFFIDAVIT

SIGNATURE PAGE TO TITLE-AFFIDAVIT OWNER: ______________________________________, a ____________________ By: ________________________________________ Name: ________________________________ Title: ________________________________ The foregoing affidavit was sworn to and subscribed before me by means of ☐ physical presence or ☐ online notarization this _____ day of __________, 20___, by __________, as ________________ of ________________________________. She/He ☐ is personally known to me or ☐ has produced _____________________________________ as identification. (Notary Seal) ___________________________ Notary Public

SCHEDULE OF WORK (See attached)